                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Highlights.............................   4
Performance in Perspective.......................   5
Portfolio Management Review......................   6
Portfolio of Investments.........................   8
Statement of Assets and Liabilities..............  18
Statement of Operations..........................  19
Statement of Changes in Net Assets...............  20
Financial Highlights.............................  21
Notes to Financial Statements....................  24
Report of Independent Accountants................  30

TFIN ANR 2/97

                             LETTER TO SHAREHOLDERS


January 31, 1997

Dear Shareholder,
       We are pleased to report that
the Van Kampen American Capital Insured
Tax Free Income Fund has continued to
generate positive investment
performance. As noted in earlier
reports, VK/AC Holding Inc., the parent                   [PHOTO]
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader
in asset management and investment
banking. The transaction was completed
in October, and we are excited about
the opportunities it creates for
investors. As part of the acquisition,
Van Kampen American Capital became the    DENNIS J. MCDONNELL AND DON G. POWELL
distributor of Morgan Stanley retail
funds on January 2, 1997.

ECONOMIC REVIEW
       The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
       Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Fed policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
       Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing in 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
       The last half of 1996 was spent recovering some of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.

                                                           Continued on page two

       Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
       We expect interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
       One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest are postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
       While domestic economic fundamentals may keep fixed-income prices relatively stable, the risk of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.
       Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

                                                             A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1).......................    3.65%      2.83%      2.83%
One-year total return(2)....................................   (1.25%)    (1.10%)     1.85%
Five-year average annual total return(2)....................    5.98%        N/A        N/A
Ten-year average annual total return(2).....................    6.82%        N/A        N/A
Life-of-Fund average annual total return(2).................    9.05%      4.04%      4.09%
Commencement Date........................................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution Rate(3)........................................    4.84%      4.30%      4.30%
Taxable Equivalent Distribution Rate(4).....................    7.56%      6.72%      6.72%
SEC Yield(5)................................................    4.16%      3.57%      3.57%

N/A = Not Applicable
(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1996

                                Percentage of Fund's
                               Long-Term Investments
California............................  19.90%
Illinois..............................  14.25%
Florida...............................  6.19%
New York..............................  5.57%
Texas.................................  5.15%
Georgia...............................  5.13%
Kansas................................  4.40%
Washington............................  3.54%
Colorado..............................  2.92%
Pennsylvania..........................  2.81%

 CREDIT QUALITY

AAA.................................  100%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

         AS OF DECEMBER 31, 1996
Health Care.........................  27.7%
Higher Education....................  10.1%
Retail Elec. / Gas / Telephone......  10.0%
Public Building.....................   8.9%
General Purpose.....................   8.5%

        AS OF JUNE 30, 1996(1)
Health Care.........................  26.3%
Retail Elec. / Gas / Telephone......   9.6%
Public Building.....................   8.9%
General Purpose.....................   8.7%
Higher Education....................   7.6%

 DURATION

          AS OF DECEMBER 31, 1996(1)         AS OF JUNE 30, 1996(1)
Duration          7.70 years                       7.85 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Insured Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index
    (December 31, 1986 through December 31, 1996)







                     VKAC           Lehman Brothers
 Value at       Insured Tax Free    Municipal Bond
December 31,      Income Fund           Index
   1986              9,523.00          10,000.00
   1988             10,644.00          11,180.00
   1990             12,465.00          13,289.00
   1992             15,100.00          16,217.00
   1994             15,891.00          17,266.00
   1996             19,351.00          21,573.00








--------------------------------------
Fund's Total Return
1 Year Avg. Annual      =       -1.25%
5 Year Avg. Annual      =        5.98%
10 Year Avg. Annual     =        6.82%
Inception Avg. Annual   =        9.05%
--------------------------------------



    The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

    While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND
We recently spoke with the management team of the Van Kampen American Capital Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

     Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

     A The economy showed signs of surprising strength during the first half of the year, which triggered concerns that rising inflation would eventually lead to rising interest rates. With investors anticipating this upward move by the Federal Reserve Board, municipal interest rates rose sharply beginning in February and lasting through May. When the Fed ultimately decided to take no action, bond prices rallied through the end of the year.

    Although this rally in the second half offset most of the drop in prices experienced during the first six months, both municipal bonds and Treasuries ended the year slightly lower than in 1995, with municipal bond prices declining less than Treasuries. At year end, tax-exempt yields remained attractive relative to taxable securities, with municipal bond yields averaging approximately 90 percent of Treasuries.

     Q  WHAT OTHER FACTORS AFFECTED THE FUND?

     A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a federal flat tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.

    The results of the presidential election were positive for the municipal markets. Major tax reform seems unlikely under the Clinton administration, and any negative changes in federal legislation for infrastructure programs are expected to be minor.

    The 1996 trend that probably had the most impact to the Fund was the rising number of insured issues that came to the market. Insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent in 1996. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties, such as Los Angeles County, California, and Miami, Florida. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive compared to those on lower-rated securities.

     Q  WHAT ACTIONS DID YOU TAKE IN RESPONSE TO THESE EVENTS?

     A The Fund's objective is to seek to provide investors with a high level of current income exempt from federal income taxes, while maintaining liquidity and safety of principal. We continued to seek to accomplish this primarily by maintaining a diversified portfolio of insured municipal securities.

    We had plenty of investment options in 1996. The supply of new bonds issued during the year totaled $183.5 billion, which was slightly higher than expected. We focused much of our attention on the health care sector, which proved to be a strong performer in 1996. Airport and housing bonds were also core holdings during the year. The composition of the portfolio did not change significantly over the year. Because the Fund is income-driven, we tend to establish a general framework for our core holdings, rather than switching in and out of sectors.

    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year-end, the Fund's duration was 7.70 years, a relatively neutral level compared to the Lehman Brothers Municipal Bond Index duration of 7.64 years.

    We also found value in the intermediate range of the yield curve. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long-term yields, with only two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page four.

     Q  HOW DID THE FUND PERFORM IN 1996?

     A For the 12-month period ended December 31, 1996, the Fund achieved a total return of 3.65 percent(1) (Class A shares at net asset value), which put it in the top half of the Insured Municipal Debt category as ranked by Lipper Analytical Services.

    Despite one dividend reduction during the year, the Fund continued to meet its goal of providing a competitive level of tax-exempt current income. Its distribution rate was 4.84 percent(3) as of December 31, 1996, based on a monthly dividend of $.0815 per share and a maximum public offering price of $20.20 per share. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 7.56 percent(4). Please refer to the chart on page three for additional Fund performance results.

     Q WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MUNICIPAL BOND MARKET IN THE UPCOMING MONTHS?'

     A The economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by keeping its duration at a neutral or slightly short level to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.

    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, thereby keeping the budget deficit under control. While we expect some type of tax reform bill during 1997, it will probably be very subtle. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase, having a positive effect on the fixed-income market.

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]
Joseph A. Piraro
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  2.3%
$ 2,250   Alabama St Brd Edl Rev Shelton St Cmnty College (MBIA
          Insd).......................................................   6.000%  10/01/14     $    2,357
  2,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd).......................................................   6.750   08/15/17          2,223
  2,900   Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee
          Insd).......................................................   5.875   08/15/25          2,948
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC Insd)......   5.875   02/15/20          2,551
  5,500   Limestone Cnty, AL Wtr Auth Wtr Rev (FGIC Insd).............   7.700   12/01/19          5,858
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev Decatur Genl
          Hosp Rfdg (Connie Lee Insd).................................   6.250   03/01/13          5,852
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA Insd).........   6.500   04/01/16          2,643
  1,800   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/16          1,803
  2,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/21          2,404
  1,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev (FGIC Insd)...   5.625   08/15/25          1,402
  1,600   West Morgan East Lawrence Wtr Auth AL Wtr Rev (Prerefunded @
          08/15/04) (FSA Insd)........................................   6.800   08/15/14          1,833
                                                                                              ----------
                                                                                                  31,874
                                                                                              ----------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R (FSA Insd)................   6.600   12/01/07          2,615
                                                                                              ----------
          ARIZONA  1.5%
 11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd)...............   6.250   09/01/10         11,794
  1,880   Maricopa Cnty, AZ Indl Dev Madera Pointe Apts Proj Ser A
          Rfdg (FSA Insd).............................................   5.800   06/01/15          1,888
  2,260   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington
          Proj Tucson Ser A Rfdg (FSA Insd)...........................   7.250   07/15/10          2,520
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd) (b)............................................   6.000   09/01/12          1,921
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd) (b)............................................   6.125   09/01/17          1,796
                                                                                              ----------
                                                                                                  19,919
                                                                                              ----------
          CALIFORNIA  19.9%
  4,290   Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist No 1989
          (FGIC Insd).................................................   5.300   08/01/15          4,164
  2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev
          Ser A (FSA Insd)............................................   6.000   12/15/14          2,944
  2,555   Berkeley, CA Unified Sch Dist Ser C (AMBAC Insd)............   5.875   08/01/12          2,646
  1,985   Berkeley, CA Unified Sch Dist Ser C (AMBAC Insd)............   5.875   08/01/14          2,045
  5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (Inverse
          Fltg) (MBIA Insd)...........................................   5.650   06/01/15          4,904
 10,000   California Edl Fac Auth Rev Chapman Univ (Connie Lee
          Insd).......................................................   5.125   10/01/26          9,227
 10,000   California Hlth Fac Fin Auth Rev Sutter Hosp Ser A Rfdg
          (AMBAC Insd)................................................   6.700   01/01/13         10,501
  3,545   California Pub Cap Impt Fin Auth Rev Pooled Proj Ser B (BIGI
          Insd).......................................................   8.100   03/01/18          3,756
 10,000   California St Pub Wks Brd Lease Rev Dept of Corrections CA
          St Prison D Susanville (MBIA Insd)..........................   5.375   06/01/18          9,678
 16,250   California St Pub Wks Brd Lease Rev Var Univ CA Projs Ser A
          (AMBAC Insd)................................................   6.400   12/01/16         17,878
  2,440   Chino Hills, CA Ctfs Partn Wtr Sys Refin Proj (FGIC Insd)...   5.600   06/01/18          2,408
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd)..................   6.200   09/01/18          3,184
    220   Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj Ser
          3 (BIGI Insd)...............................................   8.000   07/01/18            236
  1,000   Corona Norco, CA Unified Sch Dist Lease Rev Partn Insd Land
          Acquis Ser A (FSA Insd).....................................   6.000   04/15/19          1,035
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac Refin (FGIC
          Insd).......................................................   6.300   09/01/12          1,329
  3,000   Culver City, CA Ctfs Partn CA Tran Fin Corp Ser A (AMBAC
          Insd).......................................................   5.750   01/01/16          3,030
    425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd)..............   6.700   08/01/21            499
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts Rfdg (AMBAC Insd)......................................       *   09/01/17          1,577
  6,500   Grossmont, CA Union High Sch Dist Ctfs Partn (MBIA Insd)....       *   11/15/21          1,266
  1,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA
          Insd).......................................................   6.500   11/01/12          1,096
  7,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA
          Insd).......................................................   6.625   11/01/22          7,717
  3,160   La Quinta, CA Fin Auth Lease Rev La Quinta City Hall Proj
          Rfdg (MBIA Insd)............................................   5.550   10/01/18          3,178
  3,500   Los Angeles Cnty, CA Cap Asset Lease Corp Leasehold Rev Rfdg
          (AMBAC Insd)................................................   6.000   12/01/16          3,623
 13,480   Los Angeles Cnty, CA Metro Tran Prop A 2nd Tier Rfdg (MBIA
          Insd).......................................................   6.000   07/01/21         14,043
  2,000   Los Angeles Cnty, CA Public Wks Sr Lien Ser A Rfdg (FSA
          Insd).......................................................   5.500   10/01/18          1,996
  3,000   Los Angeles, CA Cmnty Redev Agy Tax Alloc Bunker Hill Ser H
          Rfdg (FSA Insd).............................................   6.500   12/01/14          3,321

                                               See Notes to Financial Statements

                               December 31, 1996

---------------------------------------------------------------------------------------------------------
  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------

          CALIFORNIA (CONTINUED)
$ 7,635   Los Angeles, CA Convention & Exhibition Cent Auth Lease Rev
          (MBIA Insd).................................................   5.125%  08/15/13     $    7,353
 13,770   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev 2nd Issue Rfdg
          (AMBAC Insd)................................................   5.375   11/15/11         13,706
  2,475   Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev 2nd Issue Rfdg
          (AMBAC Insd)................................................   5.400   11/15/31          2,368
  1,830   Los Angeles, CA Ser A (FGIC Insd)...........................   6.125   09/01/13          1,913
  2,500   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125   03/15/23          2,620
  7,500   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1 Ser A Rfdg
          (MBIA Insd).................................................   6.700   10/01/21          8,288
  1,290   Martinez, CA Unified Sch Dist Guar Ctfs Elig Rfdg (FSA
          Insd).......................................................   6.000   08/01/09          1,345
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg (AMBAC
          Insd).......................................................   6.000   07/01/20          2,065
  2,755   New Haven, CA Unified Sch Dist Cap Apprec Ser D (FGIC
          Insd).......................................................       *   08/01/12          1,129
 13,610   Norco, CA Redev Agy Tax Alloc Norco Redev Proj Area No 1
          Rfdg (MBIA Insd)............................................   6.250   03/01/19         14,359
  1,500   North City West, CA Sch Fac Fin Auth Spl Tax Ser B Rfdg (FSA
          Insd).......................................................   6.000   09/01/19          1,563
  2,860   Orange Cnty, CA Ctfs Partn Juvenile Justice Cent Fac Rfdg
          (AMBAC Insd)................................................   6.000   06/01/17          2,956
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd).............   6.000   07/01/07          5,405
  5,000   Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd).............   6.000   07/01/08          5,379
  2,760   Palmdale, CA Civic Auth Rev Merged Redev Proj Areas Ser A
          (MBIA Insd).................................................   6.000   09/01/15          2,961
  2,160   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/11          2,328
  2,295   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/12          2,462
  2,435   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/13          2,620
  2,585   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/14          2,768
  2,750   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...............   6.250   08/01/15          2,933
  2,000   Perris, CA Pub Fin Auth Local Agy Rev Parity Ser F (FSA
          Insd).......................................................   5.850   09/01/24          2,038
  2,180   Petaluma, CA City Jt Union High Sch Dist (Prerefunded @
          08/01/01) (FGIC Insd).......................................       *   08/01/18            561
  1,400   Reedley, CA Pub Fin Auth Lease Rev Wastewtr Treatment Plant
          Proj (AMBAC Insd)...........................................   6.050   05/01/15          1,451
  4,000   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg (MBIA
          Insd).......................................................   5.750   08/15/13          4,056
 13,800   San Bernardino Cnty, CA Ctfs Partn Ser B (Embedded Swap)
          (MBIA Insd).................................................   7.650   07/01/16         13,741
  1,250   San Diego, CA Cmnty College (MBIA Insd).....................   6.125   12/01/16          1,323
  1,000   San Jose, CA Fin Auth Rev Convention Cent Proj Ser C Rfdg
          (FSA Insd)..................................................   6.300   09/01/09          1,070
  2,500   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac Replacement
          Proj Ser A (AMBAC Insd).....................................   6.875   11/15/14          2,849
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg & Impt (AMBAC
          Insd).......................................................   6.200   07/02/09          1,073
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC Insd)...............   6.200   09/01/09          2,129
  2,510   Solano Cnty, CA Ctfs Partn Solano Park Hosp Proj (FSA
          Insd).......................................................   5.750   08/01/14          2,559
 12,600   Southern CA Pub Pwr Auth Transmission Proj Rev (FSA Insd)...   6.000   07/01/12         13,053
  2,500   Temecula Vly, CA Unified Sch Dist Ctfs Partn Rfdg (FSA
          Insd).......................................................   6.000   09/01/25          2,605
  1,000   Temecula Vly, CA Unified Sch Dist Ser B Rfdg (FGIC Insd)....   6.000   09/01/12          1,043
  2,460   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg (MBIA Insd)....   6.750   01/01/12          2,514
 11,900   University of CA Ctfs Partn Ser A (MBIA Insd)...............   5.550   06/01/10         12,034
  3,845   Vista, CA Unified Sch Dist Ctfs Partn Ser A Rfdg (FSA
          Insd).......................................................       *   11/01/17          1,110
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg
          (FSA Insd)..................................................   6.500   09/01/14          2,198
                                                                                              ----------
                                                                                                 271,209
                                                                                              ----------
          COLORADO  2.9%
 12,750   Colorado Hlth Fac Auth Rev PSL Hlth Sys Proj Ser A
          (Prerefunded @ 02/15/01) (FSA Insd).........................   7.250   02/15/16         14,285
  2,090   Colorado Hlth Fac Auth Rev Sisters of Charity Hlth Care Ser
          A (MBIA Insd)...............................................   6.000   05/15/13          2,137
  1,000   Colorado Wtr Res & Pwr Dev Auth Small Wtr Res Rev Ser A
          (Prerefunded @ 11/01/00) (FGIC Insd)........................   7.400   11/01/10          1,108
     10   Jefferson Cnty, CO Single Family Mtg Rev Ser A Rfdg (MBIA
          Insd).......................................................   8.875   10/01/13             11
  2,050   Thornton, CO Rfdg (FGIC Insd)...............................       *   12/01/11            919
  1,350   Thornton, CO Rfdg (FGIC Insd)...............................       *   12/01/15            474
  9,000   University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd)......   6.250   11/15/12          9,571
  8,600   University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd)......   6.400   11/15/22          9,119


                                               See Notes to Financial Statements

                               December 31, 1996

---------------------------------------------------------------------------------------------------------
  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 2,000   Westminster, CO Wtr & Wastewtr Util Enterprise Rev (AMBAC
          Insd).......................................................   6.250%  12/01/14     $    2,138
                                                                                              ----------
                                                                                                  39,762
                                                                                              ----------
          DISTRICT OF COLUMBIA  0.0%
    250   District of Columbia Ser B Rfdg (MBIA Insd).................       *   06/01/04            172
                                                                                              ----------
          FLORIDA  6.2%
  2,500   Altamonte Springs, FL Hlth Fac Auth Hosp Rev Adventist Hlth
          Sunbelt Ser B (AMBAC Insd)..................................   5.375   11/15/23          2,384
 19,000   Broward Cnty, FL Professional Sports Fac Tax Rev (MBIA
          Insd).......................................................   5.750   09/01/21         19,232
  3,850   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC Insd).........   5.500   05/01/25          3,793
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/03          1,212
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/04            840
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/05          1,454
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/06          1,587
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)............   8.000   10/01/07          1,717
  5,000   Dade Cnty, FL Solid Waste Spl Oblig Rfdg (AMBAC Insd) (b)...   5.125   10/01/10          4,844
  2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd)................  12.000   10/01/04          3,074
    260   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.650   09/01/10            276
  1,065   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C
          (FGIC Insd).................................................   7.700   09/01/24          1,130
  1,410   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)...................................   6.250   03/01/15          1,509
 13,000   Hillsborough Cnty, FL Sch Brd Ctfs Partn Master Lease Pgm
          (MBIA Insd).................................................   5.250   07/01/17         12,627
  2,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd) (b)..........   6.100   10/01/18          2,064
  1,000   Key West, FL Util Brd Elec Rev Ser D (AMBAC Insd)...........       *   10/01/13            400
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse Fltg) (MBIA
          Insd).......................................................   9.418   04/01/20          4,565
  6,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg) (MBIA
          Insd).......................................................   9.121   10/29/21          7,177
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC Insd)...   6.375   08/01/15          2,139
  1,090   Sarasota Cnty, FL Util Sys Rev (Prerefunded @ 10/01/04)
          (FGIC Insd).................................................   6.500   10/01/14          1,239
 10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Ser A
          Rfdg (MBIA Insd)............................................   6.625   12/01/13         11,017
                                                                                              ----------
                                                                                                  84,280
                                                                                              ----------
          GEORGIA  5.1%
  1,250   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250   12/01/08          1,354
  1,750   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA
          Insd).......................................................   6.250   12/01/17          1,858
 25,000   Chatham Cnty, GA Hosp Auth Rev Rfdg & Impt Hosp Mem Med Cent
          Ser A (AMBAC Insd)..........................................   5.500   01/01/21         24,591
  4,000   Clarke Cnty, GA Hosp Auth Rev Hosp Athens Regl Med Cent Proj
          (MBIA Insd).................................................   5.000   01/01/22          3,677
  3,500   Clarke Cnty, GA Hosp Auth Rev Hosp Athens Regl Med Cent Proj
          (MBIA Insd).................................................   5.000   01/01/27          3,194
  6,500   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *   01/01/07          3,909
  4,750   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI Insd).......       *   01/01/08          2,686
 15,550   Municipal Elec Auth GA Spl Oblig 5th Crossover Ser Proj One
          (AMBAC Insd)................................................   6.400   01/01/13         17,175
 10,000   Municipal Elec Auth GA Spl Oblig 5th Crossover Ser Proj One
          (MBIA Insd).................................................   6.500   01/01/17         11,395
                                                                                              ----------
                                                                                                  69,839
                                                                                              ----------
          HAWAII  1.0%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA Insd)............   6.400   07/01/08         14,077
                                                                                              ----------
          ILLINOIS  14.3%
  1,000   Berwyn, IL (MBIA Insd)......................................   7.000   11/15/10          1,100
 25,725   Chicago, IL Brd Ed Chicago Sch Reform (MBIA Insd)...........   6.000   12/01/26         26,418
  1,250   Chicago, IL O'Hare Intl Arpt Rev Passenger Fac Ser A (AMBAC
          Insd).......................................................   5.625   01/01/14          1,254
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago Transit Auth
          (AMBAC Insd)................................................   6.600   01/01/15          2,968
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *   01/01/06          2,189
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd)........       *   01/01/07          1,837
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd) (c).............................................   8.400   01/01/01          1,140
  5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/03          6,701
  8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/04         10,395


                                               See Notes to Financial Statements

                               December 31, 1996

---------------------------------------------------------------------------------------------------------
  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750%  01/01/05     $    3,070
  3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07          4,472
 12,400   Cook Cnty, IL Cmnty Cons Sch Dist No 054 Schaumburg Twp Rfdg
          (FGIC Insd) (c).............................................   5.000   01/01/09         12,175
  1,280   Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor
          (AMBAC Insd)................................................       *   12/01/05            816
  8,280   Cook Cnty, IL Cnty Juvenile Detention Ser A (AMBAC Insd)....       *   11/01/08          4,474
  2,500   Des Plaines, IL Hosp Fac Rev Holy Family Hosp Rfdg (AMBAC
          Insd).......................................................   9.250   01/01/14          2,588
  1,400   Evanston, IL Residential Mtg Rev (AMBAC Insd)...............   6.375   01/01/09          1,474
 10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth Edison Co Proj
          Ser D Rfdg (AMBAC Insd).....................................   6.750   03/01/15         11,042
  1,650   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          1st Mtg Rfdg (MBIA Insd)....................................   5.700   02/01/24          1,635
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A
          1st Mtg Rfdg (MBIA Insd)....................................   7.400   12/01/24         40,870
  2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA
          Insd).......................................................   6.650   02/01/11          2,262
  5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 Rfdg
          (FSA Insd)..................................................   6.650   02/01/12          5,523
  1,261   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B (MBIA
          Insd).......................................................   7.900   08/15/03          1,290
    220   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B Rfdg
          (MBIA Insd).................................................   7.900   08/15/03            250
  7,615   Illinois Hlth Fac Auth Rev Decatur Mem Hosp Rfdg (MBIA
          Insd).......................................................   5.375   11/15/16          7,327
  7,465   Illinois Hlth Fac Auth Rev Decatur Mem Hosp Rfdg (MBIA
          Insd).......................................................   5.375   11/15/21          7,054
  5,000   Illinois Hlth Fac Auth Rev Hosp Sisters Svcs (Inverse Fltg)
          (MBIA Insd).................................................   9.487   06/19/15          5,813
  5,000   Illinois Hlth Fac Auth Rev Methodist Hlth Proj (Inverse
          Fltg) (AMBAC Insd)..........................................   9.831   05/18/21          5,813
  3,400   Illinois Hlth Fac Auth Rev Rush Presbyterian Saint Luke Hosp
          (Inverse Fltg) (MBIA Insd)..................................   9.797   10/01/24          3,961
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln Hlth Rfdg
          (AMBAC Insd)................................................   6.000   01/01/27          3,064
  4,000   Illinois Hlth Fac Auth Rev Trinity Med Cent (FSA Insd)......   5.875   07/01/16          4,060
  1,040   Kane, Cook & Du Page Cntys, IL Sch Dist No 46 Elgin Ser B
          (FSA Insd)..................................................       *   01/01/11            479
  1,300   Kane, Cook & Du Page Cntys, IL Sch Dist No 46 Elgin Ser B
          (FSA Insd)..................................................       *   01/01/12            562
  2,095   Kane, Cook & Du Page Cntys, IL Sch Dist No 46 Elgin Ser B
          (FSA Insd)..................................................       *   01/01/13            848
  6,110   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *   12/01/06          3,665
  3,000   Rosemont, IL Tax Increment 3 (FGIC Insd)....................       *   12/01/07          1,691
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd).................   8.000   12/01/05          1,569
  1,185   Saint Clair Cnty, IL Ctfs Partn Indl Dev Rev (MBIA Insd)....   8.000   12/01/04          1,432
  1,500   Will Cnty, IL Cmnty Unit Sch Dist No 201-u Crete Monee (FSA
          Insd).......................................................       *   10/01/13            582
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No 201-u Crete Monee (FSA
          Insd).......................................................       *   10/01/14            364
                                                                                              ----------
                                                                                                 194,227
                                                                                              ----------
          INDIANA  1.3%
  2,000   Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd)................   9.750   08/01/09          2,612
  3,840   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps of IN
          (Prerefunded @ 07/01/01) (MBIA Insd)........................   7.000   07/01/21          4,296
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj Rfdg &
          Impt (MBIA Insd)............................................   6.400   05/01/12          5,341
  1,000   Marion Cnty, IN Convention & Rectl Fac Auth Excise Tax Rev
          Lease Rental Ser A (AMBAC Insd).............................   7.000   06/01/21          1,107
  1,000   Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South
          Bend Proj (MBIA Insd).......................................   6.250   08/15/12          1,061
  1,000   Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South
          Bend Ser A Rfdg (MBIA Insd).................................   7.000   08/15/20          1,112
  2,440   Vincennes, IN Cmnty Sch Bldg Corp (FSA Insd)................   5.000   07/01/15          2,336
                                                                                              ----------
                                                                                                  17,865
                                                                                              ----------
          KANSAS  4.4%
 38,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) (c).............................................   7.000   06/01/31         42,888
  6,300   Kansas St Dev Fin Auth Hlth Saint Luke's Shawnee Mission Ser
          N (MBIA Insd)...............................................   5.375   11/15/16          6,224
  5,485   Kansas St Dev Fin Auth Hlth Saint Luke's Shawnee Mission Ser
          N (MBIA Insd)...............................................   5.375   11/15/21          5,374
  5,670   Kansas St Dev Fin Auth Hlth Saint Luke's Shawnee Mission Ser
          P (MBIA Insd)...............................................   5.375   11/15/26          5,530
                                                                                              ----------
                                                                                                  60,016
                                                                                              ----------
          KENTUCKY  0.0%
     60   Kentucky Cntys Single Family Mtg Presbyterian Homes Ser A
          Rfdg (MBIA Insd)............................................   8.625   09/01/15             62
                                                                                              ----------



                                               See Notes to Financial Statements

                               December 31, 1996

---------------------------------------------------------------------------------------------------------
  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          LOUISIANA  1.6%
$ 4,065   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.375%  12/01/12     $    4,349
  5,530   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake
          Charles Mem Hosp Proj Ser A (Connie Lee Insd)...............   6.500   12/01/18          6,248
    310   Louisiana Pub Fac Auth Rev Med Cent LA at New Orleans Proj
          (Connie Lee Insd)...........................................   6.250   10/15/10            327
  4,150   Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap Fac Our Lady
          Med Cent Ser C (BIGI Insd) (c)..............................   8.200   12/01/15          4,514
  5,000   Louisiana Pub Fac Auth Rev Tulane Univ of LA (AMBAC Insd)...   6.050   10/01/25          5,246
 10,000   New Orleans, LA Home Mtg Auth Single Family Mtg Rev 1985 Ser
          A (MBIA Insd)...............................................       *   09/15/16          1,331
                                                                                              ----------
                                                                                                  22,015
                                                                                              ----------
          MAINE  0.4%
  2,750   Easton, ME Indl Dev McCain Food Inc Proj Ser 1985 (AMBAC
          Insd).......................................................   9.200   08/01/99          2,758
  1,750   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd).......   7.100   07/01/14          2,013
                                                                                              ----------
                                                                                                   4,771
                                                                                              ----------
          MASSACHUSETTS  0.3%
  1,700   Massachusetts St Hlth & Edl Fac Auth Rev Mt Auburn Hosp Ser
          B1 (MBIA Insd)..............................................   6.250   08/15/14          1,822
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Univ Hosp Ser C
          (MBIA Insd).................................................   7.250   07/01/19          1,100
  1,710   Massachusetts St Indl Fin Agy Rev Assumption College Issue
          (Connie Lee Insd)...........................................   5.875   07/01/18          1,736
                                                                                              ----------
                                                                                                   4,658
                                                                                              ----------
          MICHIGAN  2.6%
  2,325   Bay City, MI (AMBAC Insd)...................................       *   06/01/15            829
  1,000   Bay City, MI (AMBAC Insd)...................................       *   06/01/16            334
  2,135   Detroit, MI Ser A Rfdg (FGIC Insd)..........................   5.375   04/01/11          2,109
  3,795   Detroit, MI Ser B Rfdg (FGIC Insd)..........................   5.375   04/01/11          3,748
  4,000   Detroit, MI Ser B Rfdg (FGIC Insd)..........................   5.375   04/01/12          3,928
  2,220   Detroit, MI Ser B Rfdg (FGIC Insd)..........................   5.375   04/01/13          2,167
  4,000   Eastern MI University Rev (FGIC Insd) (b)...................   5.500   06/01/27          3,939
 14,750   Livonia, MI Pub Sch Dist Ser II (FGIC Insd).................       *   05/01/14          5,416
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC Insd).................       *   05/01/21          4,731
  5,000   Michigan St Hosp Fin Auth Rev Hosp Sparrow Oblig Group (MBIA
          Insd).......................................................   6.000   11/15/36          5,173
  2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded
          Swap) (AMBAC Insd)..........................................   4.290   04/01/04          1,940
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap Apprec (Prerefunded @
          05/01/07) (MBIA Insd).......................................       *   05/01/17          1,483
                                                                                              ----------
                                                                                                  35,797
                                                                                              ----------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran Ser B Rfdg (FSA
          Insd).......................................................   6.650   03/01/17          1,081
  5,600   Minneapolis-St Paul, MN Hsg & Redev Auth Hlth Care Sys Rev
          Hlth One Ser A (MBIA Insd)..................................   7.400   08/15/11          6,199
                                                                                              ----------
                                                                                                   7,280
                                                                                              ----------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev Wastewtr Treatment
          Fac Ser A Rfdg (FGIC Insd)..................................   8.500   02/01/13          1,328
                                                                                              ----------
          MISSOURI  1.0%
  2,700   Central MO St Univ Rev Hsg Sys (Prerefunded @ 07/01/01)
          (MBIA Insd).................................................   7.000   07/01/14          3,024
  3,830   Green Cnty, MO Single Family Mtg Rev (AMBAC Insd)...........       *   12/01/16            531
    545   Jackson Cnty, MO Single Family Mtg Rev Tax Exempt Multiplier
          Bond (AMBAC Insd)...........................................       *   12/01/16             70
  2,250   Kansas City, MO Muni Assistance Corp Rev Leasehold H Roe
          Bartle Ser B1 Rfdg (Prerefunded @ 04/15/00) (AMBAC Insd)....   7.125   04/15/16          2,482
  5,650   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM Hlth Care
          Proj Rfdg (MBIA Insd).......................................   6.250   06/01/16          5,952
  1,000   Missouri St Hlth & Edl Fac Auth Rev Saint Luke's Hosp KC
          Proj Rfdg & Impt (Prerefunded @ 11/15/01) (MBIA Insd).......   7.000   11/15/13          1,125
    320   Saint Louis Cnty, MO Single Family Mtg Rev (AMBAC Insd).....   9.250   10/01/16            336
                                                                                              ----------
                                                                                                  13,520
                                                                                              ----------


                                               See Notes to Financial Statements

                               December 31, 1996

---------------------------------------------------------------------------------------------------------
  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          NEBRASKA  0.2%
$ 1,250   Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med Cent Inc
          Rfdg (AMBAC Insd)...........................................   6.900%  09/01/11     $    1,385
  1,500   Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med Cent Inc
          Rfdg (AMBAC Insd)...........................................   7.000   09/01/21          1,669
                                                                                              ----------
                                                                                                   3,054
                                                                                              ----------
          NEVADA  1.0%
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj C Rfdg (AMBAC
          Insd).......................................................   7.200   10/01/22          2,260
  3,125   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser B
          (Prerefunded @ 01/01/00) (BIGI Insd)........................   7.750   07/01/15          3,436
  4,695   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser C
          (Prerefunded @ 01/01/00) (BIGI Insd)........................   7.750   07/01/15          5,212
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA Insd).....................       *   07/01/07          2,154
                                                                                              ----------
                                                                                                  13,062
                                                                                              ----------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev (AMBAC Insd)...   6.000   10/01/26          5,112
  2,500   New Hampshire St Tpk Sys Rev Rfdg (Inverse Fltg) (FGIC
          Insd).......................................................   9.779   11/01/17          3,087
                                                                                              ----------
                                                                                                   8,199
                                                                                              ----------
          NEW JERSEY  1.8%
    765   Camden Cnty, NJ Muni Utils Auth Swr Rev (FGIC Insd).........   8.250   12/01/17            809
  3,450   Essex Cnty, NJ Rfdg Ser A 1 (FGIC Insd) (b).................   5.000   11/15/09          3,390
  2,500   Essex Cnty, NJ Rfdg Ser A 1 (FGIC Insd) (b).................   5.250   11/15/10          2,486
  1,000   Essex Cnty, NJ Rfdg Ser A 1 (FGIC Insd) (b).................   5.000   11/15/11            966
  5,500   Howell Twp, NJ Rfdg (FGIC Insd).............................   6.800   01/01/14          6,049
  3,625   Morristown, NJ Rfdg (FSA Insd)..............................   6.400   08/01/14          3,942
  3,940   New Jersey St Hsg & Mtg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd).......................................................   8.100   10/01/17          4,137
  2,250   Sussex Cnty, NJ Muni Util Auth Solid Waste Rev Ser A
          (Prerefunded @ 12/01/98) (BIGI Insd)........................   7.875   12/01/13          2,454
                                                                                              ----------
                                                                                                  24,233
                                                                                              ----------
          NEW MEXICO  1.0%
 13,000   Farmington, NM Pollutn Ctl Rev Southern CA Edison Co Ser A
          Rfdg (MBIA Insd)............................................   5.875   06/01/23         13,267
                                                                                              ----------
          NEW YORK  5.6%
  4,350   New York City Indl Dev Agy Civic Fac Rev USTA Natl Tennis
          Cent Proj (FSA Insd)........................................   6.375   11/15/14          4,704
  2,000   New York City Ser B (MBIA Insd).............................   6.950   08/15/12          2,260
     50   New York City Ser C Subser C1 (FSA Insd)....................   6.250   08/01/09             53
  5,000   New York City Ser G (FGIC Insd).............................   5.750   02/01/14          5,073
  3,565   New York St Dorm Auth Rev Dept of Ed (CAPMAC Insd)..........   5.750   07/01/21          3,558
  2,200   New York St Dorm Auth Rev Mental Hlth Svcs Fac Impt Ser E
          (AMBAC Insd) (b)............................................   5.250   08/15/11          2,154
  5,000   New York St Dorm Auth Rev City Univ Sys 3rd Resolution
          (AMBAC Insd)................................................   6.250   07/01/18          5,330
  6,500   New York St Dorm Auth Rev City Univ Sys Cons 2nd Ser A(FGIC
          Insd).......................................................   5.375   07/01/14          6,427
  3,950   New York St Dorm Auth Rev City Univ Sys Ser C (FGIC Insd)...   7.000   07/01/14          4,316
    675   New York St Med Care Fac Fin Agy Rev IBC Mental Hlth Svcs
          Ser A (MBIA Insd)...........................................   7.750   08/15/10            747
  1,000   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Ser E
          (FSA Insd)..................................................   6.500   08/15/15          1,085
 28,535   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A
          (AMBAC Insd) (c)............................................   6.750   08/15/14         31,558
  3,400   New York St Muni Bond Bank Agy Spl Pgm Rev Rochester Ser A
          (MBIA Insd).................................................   6.625   03/15/06          3,694
  1,500   New York St Twy Auth Hwy & Brdg Trust Fund Ser B (FGIC
          Insd).......................................................   6.000   04/01/14          1,562
  3,500   New York St Urban Dev Corp Rev Correctional Fac Rfdg (AMBAC
          Insd).......................................................   5.250   01/01/18          3,315
                                                                                              ----------
                                                                                                  75,836
                                                                                              ----------
          NORTH CAROLINA  0.1%
  1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Projs (FGIC Insd)...   6.625   06/01/14          1,373
    500   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A (AMBAC
          Insd).......................................................  12.900   01/01/97            500
                                                                                              ----------
                                                                                                   1,873
                                                                                              ----------
          NORTH DAKOTA  0.4%
  5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg
          (AMBAC Insd)................................................   7.200   06/30/13          5,984
                                                                                              ----------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          OHIO  2.0%
$ 3,600   Akron Bath Copley, OH St Twp Hosp Dist Rev Akron Genl Med
          Cent Proj (AMBAC Insd)......................................   6.500%  01/01/19     $    3,826
  1,000   Akron Bath Copley, OH St Twp Hosp Dist Rev Children's Hosp
          Med Cent Akron (Prerefunded @ 11/15/00) (AMBAC Insd)........   7.450   11/15/20          1,128
  5,000   Clermont Cnty, OH Hosp Fac Rev (Inverse Fltg) (AMBAC
          Insd).......................................................   9.341   10/05/21          6,087
  2,010   Cleveland, OH (MBIA Insd)...................................   6.500   11/15/09          2,240
  2,285   Cleveland, OH (MBIA Insd)...................................   6.500   11/15/10          2,539
  4,625   Hamilton, OH Elec Sys Mtg Rev Mtg City of Hamilton Ser B
          (Prerefunded @ 10/15/98) (FGIC Insd)........................   8.000   10/15/22          5,036
  1,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl Cleveland Co
          Proj Rfdg (FGIC Insd).......................................   8.000   12/01/13          1,755
  2,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH Edison Ser A
          Rfdg (FGIC Insd)............................................   7.450   03/01/16          2,754
  2,000   University of Cincinnati OH Ctfs Partn Univ of Cincinnati
          Univ Ctr Proj (MBIA Insd)...................................   5.125   06/01/24          1,893
                                                                                              ----------
                                                                                                  27,258
                                                                                              ----------
          OKLAHOMA  2.1%
  1,385   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/16          1,362
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/20          1,708
  1,865   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/21          1,808
  4,510   Norman, OK Regl Hosp Auth Hosp Rev Ser A Rfdg (MBIA Insd)...   5.625   09/01/16          4,446
  1,000   Norman, OK Regl Hosp Auth Hosp Rev (Prerefunded @ 09/01/01)
          (MBIA Insd).................................................   6.900   09/01/21          1,118
  2,200   Oklahoma City, OK (MBIA Insd)...............................   5.100   03/01/15          2,120
  2,200   Oklahoma City, OK (MBIA Insd)...............................   5.100   03/01/16          2,118
  3,735   Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser A (MBIA
          Insd).......................................................   7.200   03/01/11          3,958
    500   Tulsa, OK Arpts Impt Trust Genl Rev (MBIA Insd).............   7.500   06/01/08            520
  9,780   Tulsa, OK Tulsa Indl Auth Rev Univ of Tulsa Ser A Rfdg (MBIA
          Insd).......................................................   5.000   10/01/22          9,142
                                                                                              ----------
                                                                                                  28,300
                                                                                              ----------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vets Home (FSA Insd).........................   6.200   06/01/13          1,059
                                                                                              ----------
          PENNSYLVANIA  2.8%
  3,625   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth
          Sys Inc (AMBAC Insd)........................................   5.625   08/15/26          3,573
  2,000   Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco Phoenixville Hosp
          Proj Ser B (FGIC Insd)......................................   6.125   07/01/10          2,107
  1,000   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool Pgm Ser B
          Var Rate Cpn (BIGI Insd)....................................   8.000   05/15/18          1,062
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA Pwr & Lt Co
          Proj Ser A Rfdg (MBIA Insd).................................   6.400   11/01/21          1,067
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl Ser E Rfdg
          (MBIA Insd).................................................   6.700   12/01/21          4,114
  2,000   Northeastern PA Hosp & Edl Auth Wyoming Valley Hlth Care Ser
          A (AMBAC Insd)..............................................   5.250   01/01/26          1,902
  1,000   Northeastern PA Hosp & Edl Auth College Rev Gtd Luzerne Cnty
          Cmnty College (AMBAC Insd)..................................   6.625   08/15/15          1,096
  3,040   Pennsylvania St Higher Edl Fac Allegheny DE Vly Oblig (MBIA
          Insd).......................................................   5.875   11/15/21          3,118
  5,000   Pennsylvania St Higher Edl Fac Allegheny DE Vly Oblig Ser A
          (MBIA Insd).................................................   5.875   11/15/21          5,129
  3,000   Philadelphia, PA Auth Indl Dev Lease Rev Ser A (MBIA
          Insd).......................................................   5.375   02/15/27          2,875
  2,250   Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg (FSA Insd).....   6.375   07/01/14          2,424
  6,000   Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev
          Children's Hosp Ser A Rfdg (MBIA Insd)......................   5.000   02/15/21          5,449
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Saint Mary Ser A (MBIA Insd)................................   6.500   07/01/22          1,077
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth
          Sys Ser B (MBIA Insd).......................................   6.500   07/01/12          1,084
  1,000   Sayre, PA Hlth Care Fac Auth Rev VHA Cap Asset Fin Pgm Ser
          H2 (AMBAC Insd).............................................   7.625   12/01/15          1,109
  1,000   State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch Dist Ser
          D (MBIA Insd)...............................................   6.500   02/01/14          1,093
                                                                                              ----------
                                                                                                  38,279
                                                                                              ----------
          RHODE ISLAND  2.3%
  4,175   Rhode Island St Hlth & Edl Bldg Higher Edl Roger Williams
          Univ (Connie Lee Insd)......................................   5.250   11/15/16          3,970
  4,225   Rhode Island St Hlth & Edl Bldg Higher Edl Roger Williams
          Univ (Connie Lee Insd)......................................   5.375   11/15/24          4,020
  2,000   Rhode Island St Hlth & Edl Bldg Higher Edl Roger Williams
          Univ (Connie Lee Insd)......................................   7.250   11/15/24          2,365
 18,000   Rhode Island St Hlth & Edl Bldg Corp Rev RI Hosp (Inverse
          Fltg) (FGIC Insd) (c).......................................   9.822   08/15/21         21,217
                                                                                              ----------
                                                                                                  31,572
                                                                                              ----------

                                               See Notes to Financial Statements

                               December 31, 1996

---------------------------------------------------------------------------------------------------------
  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------

          SOUTH CAROLINA  0.4%
$    70   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............   6.875%  06/01/14     $       78
  1,430   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd).......................................   6.875   06/01/14          1,652
  3,000   Florence Cnty, SC Pub Fac Corp Ctfs Partn Law Enforcement
          Proj Civic Cent (Prerefunded @ 03/01/00) (AMBAC Insd).......   7.600   03/01/14          3,322
    635   Saint Andrews, SC Pub Svcs Dist Swr Sys Rev (FGIC Insd).....   7.750   01/01/18            669
                                                                                              ----------
                                                                                                   5,721
                                                                                              ----------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.625   09/01/12          5,894
  4,000   South Dakota St Lease Rev Trust Ctfs Ser A (FSA Insd).......   6.700   09/01/17          4,656
                                                                                              ----------
                                                                                                  10,550
                                                                                              ----------
          TENNESSEE  0.5%
  2,000   Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp Rev Erlanger
          Med Cent Ser B (Inverse Fltg) (Prerefunded @ 05/01/01) (FSA
          Insd).......................................................   9.875   05/25/21          2,427
  3,320   Johnson City, TN Sch Sales Tax (AMBAC Insd).................   6.700   05/01/18          3,678
                                                                                              ----------
                                                                                                   6,105
                                                                                              ----------
          TEXAS  5.2%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd)...................................   9.149   01/01/22          3,454
  1,000   Austin, TX Util Sys Rev (Prerefunded @ 05/15/02) (BIGI
          Insd).......................................................   8.625   11/15/12          1,194
  2,500   Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (b)...............   6.500   11/15/05          2,663
 12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd)..............       *   11/15/10          5,873
  2,300   Brazoria Cnty, TX Hlth Fac Dev Corp Hosp Rev Brazosport Mem
          Hosp Rfdg (FSA Insd)........................................   5.500   07/01/13          2,290
  9,000   Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj B
          Rfdg (BIGI Insd)............................................   8.250   05/01/15          9,626
  6,515   Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj C
          Rfdg (BIGI Insd)............................................   8.100   05/01/19          6,955
  3,120   Corpus Christi, TX Hsg Fin Corp Single Family Mtg Rev Ser A
          Rfdg (MBIA Insd)............................................   7.700   07/01/11          3,345
  6,525   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/07          3,455
  6,780   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/08          3,322
  7,705   Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd).........       *   02/15/09          3,478
 13,525   El Paso, TX Hsg Fin Corp Mtg Rev Single Family (FGIC
          Insd).......................................................       *   11/01/16          1,708
  3,595   Galveston Cnty, TX Hlth Fac Devereux Fndtn (MBIA Insd)......   5.000   11/01/14          3,406
  1,630   Galveston Cnty, TX Hlth Fac Devereux Fndtn (MBIA Insd)......   5.000   11/01/19          1,516
  2,745   Harris Cnty, TX Hlth Fac Dev Corp Spl Fac Rev TX Med Cent
          Proj (Prerefunded @ 05/15/00) (MBIA Insd)...................   7.375   05/15/20          3,053
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj
          Ser A (AMBAC Insd)..........................................   7.250   02/15/15          1,365
  4,615   Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A Rfdg (FGIC
          Insd).......................................................       *   08/15/07          2,656
    245   Henderson, TX (AMBAC Insd)..................................   9.125   05/15/04            313
  2,500   North Central TX Hlth Fac Dev Hosp Zale Lipshy Univ Proj
          (FSA Insd) (b)..............................................   5.450   04/01/19          2,402
  2,000   Plano, TX Muni Drainage Util Sys Rev (AMBAC Insd)...........   5.250   05/15/16          1,937
  1,000   San Antonio, TX Indt Sch Dist Pub Fac Corp Lease Rev (AMBAC
          Insd).......................................................   5.850   10/15/10          1,047
  3,330   Tarrant Cnty, TX Hlth Fac Rfdg & Impt Fort Worth Osteopathic
          (MBIA Insd).................................................   5.500   05/15/16          3,293
  1,975   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev Ser A (FGIC
          Insd).......................................................   5.000   09/01/15          1,829
                                                                                                 -------
                                                                                                  70,180
                                                                                                 -------



                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------


          UTAH  2.5%
$ 3,335   Intermountain Pwr Agy UT Pwr Supply Rev (FSA Insd)..........   6.250%  07/01/08     $    3,704
  1,545   Intermountain Pwr Agy UT Pwr Supply Rev (FSA Insd)..........   6.250   07/01/09          1,712
 13,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd) (b)...................................................   5.750   07/01/19         12,748
  2,720   Payson City, UT Cnty UT Elec Pwr Rev (BIGI Insd)............   8.000   08/15/03          2,925
    750   Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC Insd).............  10.375   09/15/15          1,038
  3,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (AMBAC Insd)................................................   9.515   05/15/20          4,073
  7,385   Utah St Muni Fin Co-op Local Govt Rev Pool Cap Salt Lake
          (FSA Insd)..................................................       *   03/01/09          3,807
  3,115   West Jordan, UT Multi-Family Rev Broadmoor Village Apts Proj
          Ser A Rfdg (FSA Insd).......................................   6.800   01/01/15          3,286
                                                                                              ----------
                                                                                                  33,293
                                                                                              ----------
          VIRGINIA  1.0%
  2,315   Chesapeake Bay Brdg & Tunl Comm VA Dist Rev Genl Resolution
          Rfdg (Prerefunded @ 07/01/01) (MBIA Insd)...................   6.375   07/01/22          2,536
  2,250   Fredericksburg, VA Indl Dev Medicorp Hlth Sys Oblig Rfdg
          (AMBAC Insd)................................................   5.250   06/15/16          2,174
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800   03/01/14          4,499
    750   University of VA Hosp Rev Ser C Rfdg (Prerefunded @
          06/01/00) (AMBAC Insd) (d)..................................  0/9.375  06/01/07            842
  3,750   Virginia Beach, VA Dev Auth Hosp Fac Rev VA Beach Genl Hosp
          Proj (AMBAC Insd)...........................................   5.125   02/15/18          3,569
                                                                                              ----------
                                                                                                  13,620
                                                                                              ----------
          WASHINGTON  3.6%
  1,250   Franklin Cnty, WA Pub Util Dist No 1 Elec Rev (Prerefunded @
          09/01/01) (AMBAC Insd)......................................   7.100   09/01/08          1,389
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA Insd)...................   9.000   02/01/05            432
  1,000   Snohomish Cnty, WA Solid Waste Rev (MBIA Insd)..............   7.000   12/01/10          1,116
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys Rev (AMBAC Insd)......   6.250   12/01/11          5,360
    160   University of WA Univ Rev (MBIA Insd).......................   7.000   12/01/21            178
  1,000   Washington St Hlth Care Fac Auth Rev VA Mason Med Cent (MBIA
          Insd).......................................................   8.000   07/01/15          1,039
  3,090   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser A
          Rfdg (AMBAC Insd)...........................................   5.700   07/01/09          3,161
  9,435   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser C
          Rfdg (Prerefunded @ 07/01/00) (FGIC Insd)...................   7.750   07/01/08         10,647
  2,500   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser A
          Rfdg (AMBAC Insd)...........................................   5.700   07/01/11          2,515
 13,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser A
          Rfdg (MBIA Insd)............................................   5.700   07/01/12         13,087
  3,015   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C
          Rfdg (MBIA Insd)............................................       *   07/01/04          2,067
  6,500   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C
          Rfdg (Prerefunded @ 01/01/01) (FGIC Insd)...................   7.375   07/01/11          7,285
                                                                                              ----------
                                                                                                  48,276
                                                                                              ----------
          WISCONSIN  0.2%
  2,300   Wisconsin St Hlth & Edl Fac of the Medical College WI Inc
          Proj (MBIA Insd)............................................   5.500   12/01/26          2,229
                                                                                              ----------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC Insd)........   6.700   05/01/12          2,200
                                                                                              ----------

                                               See Notes to Financial Statements

  Par                                                                                           Market
Amount                                                                                          Value
 (000)                            Description                           Coupon   Maturity       (000)
---------------------------------------------------------------------------------------------------------
          PUERTO RICO  0.2%
$ 3,000   Puerto Rico Indl Tourist Edl Med & Environmental Ctl Fac
          Hosp Auxilio (MBIA Insd)....................................   6.250%  07/01/16     $    3,206
                                                                                              ----------
TOTAL LONG-TERM INVESTMENTS  100.2%
(Cost $1,262,735,599) (a).................................................................     1,362,642
SHORT-TERM INVESTMENTS AT AMORTIZED COST  2.3%............................................         31,700
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.5%).............................................        (34,100)
                                                                                              ----------
NET ASSETS  100.0%........................................................................    $1,360,242
                                                                                               ---------

 * Zero coupon bond

(a) At December 31, 1996, cost for federal income tax purposes is $1,262,735,599; the aggregate gross unrealized appreciation is $100,536,631 and the aggregate gross unrealized depreciation is $629,737, resulting in net unrealized appreciation of $99,906,894.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(d) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

CAPMAC--Capital Markets Assurance Corp.

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $1,262,736)
  (Note 1)..................................................  $1,362,642
Short-Term Investments (Note 1).............................      31,700
Cash........................................................         855
Receivables:
  Interest..................................................      20,506
  Securities Sold...........................................       4,178
  Fund Shares Sold..........................................         728
  Variation Margin on Futures (Note 5)......................          27
Other.......................................................          41
                                                              ------------
      Total Assets..........................................   1,420,677
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................      40,514
  Fund Shares Repurchased...................................      16,645
  Income Distributions......................................       1,840
  Distributor and Affiliates (Notes 2 and 6)................         614
  Investment Advisory Fee (Note 2)..........................         580
Accrued Expenses............................................         142
Deferred Compensation and Retirement Plans (Note 2).........         100
                                                              ------------
      Total Liabilities.....................................      60,435
                                                              ------------
NET ASSETS..................................................  $1,360,242
                                                              ============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $1,255,253
Net Unrealized Appreciation on Securities...................      99,934
Accumulated Net Realized Gain on Securities.................       5,144
Accumulated Distributions in Excess of Net Investment
  Income....................................................         (89)
                                                              ------------
NET ASSETS..................................................  $1,360,242
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,283,668,498 and 66,727,067 shares of
    beneficial interest issued and outstanding).............  $    19.24
    Maximum sales charge (4.75%* of offering price).........         .96
                                                              ------------
    Maximum offering price to public........................  $    20.20
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $71,630,619 and 3,723,056 shares of
    beneficial interest issued and outstanding).............  $    19.24
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,943,225 and 256,937 shares of
    beneficial interest issued and outstanding).............  $    19.24
                                                              ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 84,388
                                                              --------
EXPENSES:
Investment Advisory Fee (Note 2)............................     6,928
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $2,897, $721 and $47, respectively)
  (Note 6)..................................................     3,665
Shareholder Services (Note 2)...............................     1,714
Legal (Note 2)..............................................       156
Insurance (Note 1)..........................................        49
Trustees Fees and Expenses (Note 2).........................        36
Other.......................................................     1,266
                                                              --------
    Total Expenses..........................................    13,814
    Less Expenses Reimbursed (Note 2).......................        10
                                                              --------
    Net Expenses............................................    13,804
                                                              --------
NET INVESTMENT INCOME.......................................  $ 70,584
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $ 11,171
  Options...................................................        15
  Futures...................................................      (540)
                                                              --------
Net Realized Gain on Securities.............................    10,646
                                                              --------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   132,803
                                                              --------
  End of the Period:
    Investments.............................................    99,907
    Futures.................................................        27
                                                              --------
                                                                99,934
                                                              --------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (32,869)
                                                              --------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(22,223)
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 48,361
                                                              ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
                       All amounts reported in thousands

---------------------------------------------------------------------------------------------------
                                                                 Year Ended          Year Ended
                                                              December 31, 1996   December 31, 1995
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................      $  70,584           $  68,684
Net Realized Gain on Securities.............................         10,646               2,636
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.........................................        (32,869)            135,893
                                                                 ----------          ----------
Change in Net Assets from Operations........................         48,361             207,213
                                                                 ----------          ----------
Distributions from Net Investment Income*...................        (70,584)            (68,723)
Distributions in Excess of Net Investment Income* (Note 1)..           (468)               (319)
                                                                 ----------          ----------
  Distributions from and in Excess of Net Investment
    Income*.................................................        (71,052)            (69,042)
                                                                 ----------          ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........        (22,691)            138,171
                                                                 ----------          ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................        579,040             373,368
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         48,358              47,663
Cost of Shares Repurchased..................................       (690,250)           (257,167)
                                                                 ----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (62,852)            163,864
                                                                 ----------          ----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................        (85,543)            302,035
NET ASSETS:
Beginning of the Period.....................................      1,445,785           1,143,750
                                                                 ----------          ----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $89 and $51,
  respectively).............................................     $1,360,242          $1,445,785
                                                                 ==========          ==========

                                                            Year Ended          Year Ended
*Distributions by Class                                  December 31, 1996   December 31, 1995
----------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares........................................     $(67,667)           $(66,800)
  Class B Shares........................................       (3,179)             (2,061)
  Class C Shares........................................         (206)               (181)
                                                            ----------           ---------
                                                             $(71,052)           $(69,042)
                                                            ==========           =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                              Year Ended December 31
                                                              -------------------------------------------------------
Class A Shares                                                  1996        1995        1994        1993       1992
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $ 19.549    $ 17.572    $ 19.857    $ 18.721    $18.478
                                                              ---------   ---------   ---------   ---------   --------
  Net Investment Income.....................................      .980       1.021       1.051       1.107      1.146
  Net Realized and Unrealized Gain/Loss on Securities.......     (.304)      1.982      (2.280)      1.145       .561
                                                              ---------   ---------   ---------   ---------   --------
Total from Investment Operations............................      .676       3.003      (1.229)      2.252      1.707
                                                              ---------   ---------   ---------   ---------   --------
Less:
  Distributions from and in Excess of Net Investment Income
    (Note 1)................................................      .987       1.026       1.056       1.116      1.140
  Distributions from Net Realized Gain on Securities (Note
    1)......................................................       -0-         -0-         -0-         -0-       .324
                                                              ---------   ---------   ---------   ---------   --------
Total Distributions.........................................      .987       1.026       1.056       1.116      1.464
                                                              ---------   ---------   ---------   ---------   --------
Net Asset Value, End of the Period..........................  $ 19.238    $ 19.549    $ 17.572    $ 19.857    $18.721
                                                              =========   =========   =========   =========   ========
Total Return (a)............................................     3.65%      17.49%      (6.31%)     12.32%      9.51%
Net Assets at End of the Period (In millions)...............  $1,283.7    $1,365.4    $1,110.2    $1,230.0    $ 999.9
Ratio of Expenses to Average Net Assets (b).................      .95%        .88%        .88%        .84%       .83%
Ratio of Net Investment Income to Average Net Assets (b)....     5.11%       5.44%       5.70%       5.69%      6.14%
Portfolio Turnover..........................................       92%         70%         48%         79%       112%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                  May 1, 1993
                                                                 Year Ended December 31        (Commencement of
                                                              -----------------------------    Distribution) to
Class B Shares                                                 1996       1995       1994      December 31, 1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $19.549    $17.563    $19.824         $19.320
                                                              --------   --------   --------        -------


  Net Investment Income.....................................     .832       .890       .899            .619

  Net Realized and Unrealized Gain/Loss on Securities.......    (.304)     1.978     (2.276)           .513

                                                              --------   --------   --------        -------


Total from Investment Operations............................     .528      2.868     (1.377)          1.132

Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................     .837       .882       .884            .628

                                                              --------   --------   --------        -------


Net Asset Value, End of the Period..........................  $19.240    $19.549    $17.563         $19.824

                                                              ========   ========   ========       ========

Total Return (a)............................................    2.83%     16.67%     (7.03%)          5.92%*
Net Assets at End of the Period (In millions)...............  $  71.6    $  75.3    $  30.0         $  20.8
Ratio of Expenses to Average Net Assets (b).................    1.74%      1.67%      1.71%           1.68%
Ratio of Net Investment Income to Average Net Assets (b)....    4.38%      4.69%      4.88%           4.25%
Portfolio Turnover..........................................      92%        70%        48%             79%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                August 13, 1993
                                                                 Year Ended December 31        (Commencement of
                                                              -----------------------------    Distribution) to
                       Class C Shares                          1996       1995       1994      December 31, 1993
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $19.548    $17.568    $19.823    $19.650
                                                              -------    -------    -------    -------
  Net Investment Income.....................................     .830       .883       .908       .350
  Net Realized and Unrealized Gain/Loss on Securities.......    (.302)     1.979     (2.279)      .181
                                                              -------    -------    -------    -------
Total from Investment Operations............................     .528      2.862     (1.371)      .531
Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................     .837       .882       .884       .358
                                                              -------    -------    -------    -------
Net Asset Value, End of the Period..........................  $19.239    $19.548    $17.568    $19.823
                                                              =======    =======    =======    =======
Total Return (a)............................................    2.83%     16.60%     (6.98%)      2.70%*
Net Assets at End of the Period (In millions)...............  $   4.9    $   5.1    $   3.5    $   5.0
Ratio of Expenses to Average Net Assets (b).................    1.74%      1.67%      1.70%       1.68%
Ratio of Net Investment Income to Average Net Assets (b)....    4.37%      4.68%      4.89%       4.21%
Portfolio Turnover..........................................      92%        70%        48%         79%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.
       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                               December 31, 1996
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       Net realized losses differ for financial reporting and tax purposes as a result of losses recognized for tax purposes on open futures positions at December 31, 1996.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. For the year ended December 31, 1996, 99.8% of the income distributions made by the Fund were exempt from federal income taxes.

       Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

       Permanent book and tax basis differences relating to the recognition of expenses associated with fund mergers (see Note 3) totaling $430,096 have been reclassified from accumulated undistributed net investment income to capital.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $500 million..........................................   .525 of 1%
Next $500 million...........................................   .500 of 1%
Next $500 million...........................................   .475 of 1%
Over $1.5 billion...........................................   .450 of 1%

       For the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

       Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1996, the Fund recognized expenses of approximately $103,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $1,272,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

       The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At December 31, 1996, capital aggregated $1,179,723,178, $70,392,984 and
$5,137,291 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   29,859,557   $ 567,772,788
  Class B..................................................      504,537       9,594,322
  Class C..................................................       88,189       1,673,061
                                                             ------------   ------------
Total Sales................................................   30,452,283   $ 579,040,171
                                                             ============   ============
Dividend Reinvestment:
  Class A..................................................    2,446,455   $  46,553,726
  Class B..................................................       86,458       1,644,731
  Class C..................................................        8,358         159,069
                                                             ------------   ------------
Total Dividend Reinvestment................................    2,541,271   $  48,357,526
                                                             ============   ============
Repurchases:
  Class A..................................................  (35,424,716)  $(674,636,862)
  Class B..................................................     (718,709)    (13,659,358)
  Class C..................................................     (101,870)     (1,953,309)
                                                             ------------   ------------
Total Repurchases..........................................  (36,245,295)  $(690,249,529)
                                                             ============   ============

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1995, capital aggregated $1,240,439,855, $72,835,537 and
$5,259,989 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                               SHARES          VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A..................................................   17,358,362   $ 324,651,466
  Class B..................................................    2,506,874      46,741,719
  Class C..................................................      105,778       1,974,750
  Class D..................................................          -0-             -0-
                                                             ------------   ------------
Total Sales................................................   19,971,014   $ 373,367,935
                                                             ============   ============
Dividend Reinvestment:
  Class A..................................................    2,467,735   $  46,428,605
  Class B..................................................       56,865       1,075,245
  Class C..................................................        8,455         159,166
  Class D..................................................          -0-               3
                                                             ------------   ------------
Total Dividend Reinvestment................................    2,533,055   $  47,663,019
                                                             ============   ============
Repurchases:
  Class A..................................................  (13,162,194)  $(248,224,027)
  Class B..................................................     (422,533)     (7,986,889)
  Class C..................................................      (51,141)       (953,892)
  Class D..................................................         (111)         (2,099)
                                                             ------------   ------------
Total Repurchases..........................................  (13,635,979)  $(257,166,907)
                                                             ============   ============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                     YEAR OF REDEMPTION                       CLASS B         CLASS C
-------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

                               December 31, 1996
--------------------------------------------------------------------------------

       For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $405,200 and CDSC on redeemed shares of approximately $233,200. Sales charges do not represent expenses of the Fund.

       On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Tax-Exempt Trust-Insured Municipal Portfolio (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 3,513,425 Class A shares, 1,958,037 Class B shares and 73,421 Class C shares valued at $65,701,115, $36,595,879 and $1,372,231, respectively, in exchange for AC Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1995. Combined net assets on the date of acquisition were $1,236,253,953.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,258,779,404 and $1,320,020,635, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

       Transactions in options for the year ended December 31, 1996 were as follows:

                                                             CONTRACTS     PREMIUM
------------------------------------------------------------------------------------
Outstanding at December 31, 1995...........................      -0-     $       -0-
Options Written and Purchased (Net)........................    4,650      (2,397,668)
Options Terminated in Closing Transactions (Net)...........   (4,650)      2,397,668
                                                             -------     -----------
Outstanding at December 31, 1996...........................      -0-     $       -0-
                                                             =======     ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

                               December 31, 1996
--------------------------------------------------------------------------------
       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                                           CONTRACTS
------------------------------------------------------------------------------------
Outstanding at December 31, 1995............................                     -0-
Futures Opened..............................................                  10,990
Futures Closed..............................................                 (10,890)
                                                                            --------
Outstanding at December 31, 1996............................                     100
                                                                            ========

       The futures contracts outstanding as of December 31, 1996, and the description and unrealized appreciation are as follows:

                                                                         UNREALIZED
                                                            CONTRACTS   APPRECIATION
------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  March 1997--Sells to Open (Current Notional
  Value of $112,655 per contract).........................     100           $27,321
                                                               ===           =======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $750,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Insured Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
January 30, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULT OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 46,567,291 shares voted for the proposal, 1,074,872 shares voted against and 3,408,654 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 40,139,352 shares voted for the proposal, 1,557,838 shares voted against and 3,651,407 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 47,455,138 shares voted for the proposal, 484,750 shares voted against and 3,110,929 shares abstained.

                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Portfolio Highlights.............................  4
Performance in Perspective.......................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 26

TFHI SAR 8/96

                            LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
       We are pleased to report that
the Van Kampen American Capital Tax
Free High Income Fund has continued to
generate positive investment
performance. As noted in earlier                       [PHOTO]
reports, VK/AC Holding Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management and investment banking. The    DENNIS J. MCDONNELL AND DON G. POWELL
transaction was completed in October,
and we are excited about the
opportunities it creates for investors.
As part of the acquisition, Van Kampen
American Capital became the distributor
of Morgan Stanley retail funds on
January 2, 1997.

ECONOMIC REVIEW
       The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
       Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
       Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.

                                                           Continued on page two

       The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
       Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
       We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed, but we anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
       One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
       While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.
       Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[sig]
Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.

[sig]
Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

                                                             A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1).......................    3.21%      2.40%      2.33%
One-year total return(2)....................................   (1.72%)    (1.47%)     1.36%
Five-year average annual total return(2)....................    4.59%        N/A        N/A
Ten-year average annual total return(2).....................    5.76%        N/A        N/A
Life-of-Fund average annual total return(2).................    7.53%      5.22%      4.96%
Commencement date........................................... 06/28/85   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)........................................    6.32%      5.85%      5.85%
Taxable equivalent distribution rate(4).....................    9.88%      9.14%      9.14%
SEC Yield(5)................................................    5.44%      4.92%      4.92%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1996

                              PERCENTAGE OF
                            FUND'S LONG-TERM
                              INVESTMENTS
Illinois ......................  11.9%
New York ......................  11.1%
Florida .......................  9.2%
Colorado ......................  8.3%
Pennsylvania ..................  7.3%
California ....................  5.6%
Massachusetts .................  5.4%
Michigan ......................  4.3%
Tennessee .....................  3.2%
Texas .........................  3.2%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

     AS OF DECEMBER 31, 1996
     AAA..............  22.1%
     AA...............   3.4%
     A................   4.2%
     BBB..............  19.7%
     BB...............   7.5%
     B................   1.0%
     Non-Rated........  42.1%
                                     [ Pie Chart]


     AS OF DECEMBER 31, 1996
     AAA..............  21.2%
     AA...............   5.7%
     A................   3.6%
     BBB..............  22.1%
     BB...............   6.8%
     B................   1.1%
     Non-Rated........  39.5%
                                     [ Pie Chart]


Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

      AS OF DECEMBER 31, 1996(1)
Industrial Revenue .................  17.1%
Health Care ........................  16.7%
Other Care .........................  11.2%
Multi-Family Housing ...............   9.2%
Tax District .......................   6.8%

      AS OF DECEMBER 31, 1996(1)
Health Care ........................  20.1%
Industrial Revenue .................  17.7%
Other Care .........................  10.4%
Multi-Family Housing ...............   9.8%
Tax District .......................   7.3%

 DURATION

          AS OF DECEMBER 31, 1996(1)         AS OF JUNE 30, 1996(1)
Duration           7.47 years                       8.13 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Tax Free High Income Fund vs. Lehman Brothers Municipal Bond Index
    (December 31, 1986 through December 31, 1996)

                                   [GRAPH]

DATE       VKAC TAX FREE HIGH LEHMAN BROTHERS AGGREGATE
                INCOME FUND          BOND INDEX

12/31/86        $ 9,625.00         $10,000.00
12/31/87        $ 9,796.00         $10,150.00
12/31/88        $10,841.00         $11,180.00
12/31/89        $11,893.00         $12,386.00
12/31/90        $12,278.00         $13,288.90
12/31/91        $13,322.00         $14,903.00
12/31/92        $13,333.00         $16,216.60
12/31/93        $15,442.00         $18,207.00
12/31/94        $14,682.00         $17,265.90
12/31/95        $16,960.00         $20,281.00
12/31/96        $17,504.00         $21,181.00

---------------------------------------
Fund's Total Return
1 Year Avg. Annual       =       -1.72%
5 Year Avg. Annual       =        4.59%
10 Year Avg. Annual      =        5.76%
Inception Avg. Annual    =        7.53%
---------------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Tax Free High Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.
     Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

     A 1996 ushered in a favorable environment for the bond market. However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve
Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.
    During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year-end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. At year end, insured municipal bond yields averaged 90 percent of Treasuries. Municipal bonds continue to represent good value in this range on an after-tax basis.
     Q  WHAT OTHER FACTORS AFFECTED THE FUND?

     A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred status of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.
    The results of the presidential election did not have much influence on municipal bonds. With Clinton's re-election considered a foregone conclusion, the market had already reacted to this event before November and reflected the re-election in its pricing. In general, the President's victory was positive for the market, because major tax reform is unlikely under the Clinton administration. Additionally, any changes in federal legislation for infrastructure programs are expected to be minor.
    The 1996 trend that probably had the most impact to the Fund was the rising number of insured issues that came to the market. Insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties, such as Los Angeles County, California and Miami, Florida. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive when compared to lower-rated securities.
     Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

     A The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, consistent with the preservation of capital. We continued to seek to accomplish this objective by employing the following strategies.
    In terms of credit quality, approximately 22 percent of assets were AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. These bonds tend to involve little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 70 percent of assets are non-rated or rated BBB or below. While the high-quality holdings provide safety of principal and total return opportunities, the lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change. The combination of high-quality and lower-rated holdings helps balance the portfolio's volatility to interest rate movements. To establish and monitor the lower-rated exposure, we rely heavily on our credit research staff to identify relative value and specific securities which meet our internal credit standards.

    The Fund also benefited from narrowing credit spreads between higher-quality and lower-quality securities in 1996. This narrowing occurred due to the scarcity of lower-rated bonds which drove the prices higher. Additionally, the demand for high yielding tax-exempt income was strong, creating even scarcer supply.
    1996 presented a mixed picture in terms of investment options in the municipal market. We focused our attention on health-care related securities and industrial revenue bonds as core holdings during the year. We believe these sectors provided some of the most attractive yields in the tax-exempt markets. Health care, which is beginning to reap the reward of managed care and consolidations, was the best performing sector last year.
    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rates fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the Fund's duration was 7.47 years, a relatively neutral level compared to the Lehman Brothers Municipal Bond Index duration of
7.64 years.
    We also found value in the intermediate range of the yield curve. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that mature in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long-term yields, with only two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page four.


     Q  HOW DID THE FUND PERFORM IN 1996?


     A For the 12-month period ended December 31, 1996, the Fund's achieved a total return of 3.21 percent(1) (Class A shares at net asset value). Despite one dividend cut during the year, the Fund continued to meet its goal of providing a competitive level of tax-exempt current income. Its distribution rate was 6.32 percent(3) as of December 31, 1996, based on a monthly dividend of $.08 per Class A share and a maximum public offering price of $15.19. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 9.88 percent(4). Please refer to the chart on page three for additional Fund performance results.


     Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING MONTHS?

     A The economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We will, however, move to a slightly defensive posture with the Fund as we enter the new year by shortening its duration slightly to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, therefore keeping the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase.
    We will closely monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Trust. Thank you for your continued confidence in your investment with Van Kampen American Capital.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]

David C. Johnson
Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                            Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  0.7%
$ 5,000   Alabama St Indl Dev Auth Solid Waste Disp Rev Pine City
          Fiber Co (b)................................................      6.450%   12/01/23  $  5,016,550
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................      6.950    01/01/20     1,065,640
                                                                                               ------------
                                                                                                  6,082,190
                                                                                               ------------
          ALASKA  0.3%
  2,250   Seward, AK Rev AK Sealife Cent Proj.........................      7.650    10/01/16     2,304,968
                                                                                               ------------
          ARIZONA  1.0%
  6,325   Chandler, AZ Indl Dev Auth Rev Chandler Fin Cent Proj Ser
          1986 (d)....................................................      9.875    12/01/16     5,376,250
  1,000   Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev Borden Inc Proj
          (Var Rate Cpn)..............................................      5.040    10/01/12       999,340
  2,700   Maricopa Cnty, AZ Unified Sch Dist No 41 Gilbert Rfdg (FGIC
          Insd).......................................................          *    01/01/08     1,515,429
  1,045   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................     11.000    07/01/00     1,161,904
                                                                                               ------------
                                                                                                  9,052,923
                                                                                               ------------
          ARKANSAS  0.3%
  2,085   Arkansas St Dev Fin Auth Single Family Mtg Rev Replacement
          Ser C.......................................................      8.600    02/01/17     2,179,388
                                                                                               ------------
          CALIFORNIA  5.4%
  1,310   California Edl Fac Auth Rev Univ of La Verne................      6.375    04/01/13     1,339,305
  1,950   California Hlth Fac Auth Rev Vly Presbytern Hosp Proj Ser A
          Rfdg........................................................      9.000    05/01/12     2,008,500
  1,500   California St Pub Wks Lease CA St Univ Proj Ser A Rfdg
          (AMBAC Insd)................................................      5.375    10/01/17     1,470,465
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys Impts..................      7.500    10/01/20     1,573,710
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA
          Insd).......................................................          *    09/01/17     1,500,400
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C..............      8.375    07/01/11     2,756,925
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................          *    09/01/15     1,106,201
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the
          Arts (AMBAC Insd)...........................................          *    09/01/18       905,705
  3,000   Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev Multi-Cap
          Fac Proj IV (MBIA Insd).....................................      5.250    12/01/16     2,879,970
  2,850   Riverside Cnty, CA Air Force Village West Inc Ser A Rfdg....      8.125    06/15/20     3,043,315
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)..................      5.500    08/15/10     2,045,580
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)..................      5.500    08/15/11     1,935,017
  7,625   San Francisco, CA City & Cnty Redev Agy Lease Rev Gains
          (Crossover Rfdg @ 07/01/04) (g).............................    0/8.500    07/01/14     6,056,614
  3,300   San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc
          Rev.........................................................      5.250    08/01/21     3,057,549
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Ser B Rfdg................      7.500    09/01/16     3,051,300
  9,250   Stanislaus Cnty, CA Ctfs Partn Cap Impt Pgm Ser A Rfdg (MBIA
          Insd).......................................................      5.250    05/01/18     8,821,447
  3,000   Westminster, CA Redev Agy Tax Alloc Rev Commercial Redev
          Proj No 1...................................................      6.200    08/01/23     3,027,750
                                                                                               ------------
                                                                                                 46,579,753
                                                                                               ------------
          COLORADO  8.0%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy...................          *    08/31/10     5,008,784
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C...........................................................          *    08/31/26     2,299,950
     66   Arapahoe Cnty, CO Centennial Downs Metro Dist Cash Payment
          Deficiency Bond.............................................      8.090    12/01/34        63,044
    356   Arapahoe Cnty, CO Centennial Downs Metro Dist Interest
          Certificate (f).............................................  6.00/8.09    12/01/34       338,531
    650   Arapahoe Cnty, CO Centennial Downs Metro Dist Ltd Tax Bond
          Ser 1993 Rfdg...............................................      8.090    12/01/34       617,869
  1,000   Bowles Metro Dist CO........................................      7.750    12/01/15     1,027,870
  6,395   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....     10.500    01/01/19     6,901,804
  6,200   Colorado Hlth Fac Auth Rev Christian Living Campus Proj.....      9.000    01/01/25     6,731,340
  2,880   Colorado Hlth Fac Auth Rev Univ Hills Christian Nursing
          Rfdg........................................................      8.750    12/01/11     2,970,633
    555   Colorado Hsg Fin Auth Single Family Residential Rev Ser C
          Rfdg........................................................      8.750    09/01/17       578,998
  1,000   Denver, CO City & Cnty Arpt Rev Ser A.......................      6.900    11/15/98     1,044,020
  1,175   Denver, CO City & Cnty Arpt Rev Ser A.......................      8.400    11/15/98     1,257,344
  3,000   Denver, CO City & Cnty Arpt Rev Ser A.......................      8.875    11/15/12     3,563,460
 10,000   Denver, CO City & Cnty Arpt Rev Ser A.......................      8.500    11/15/23    11,418,800
  2,500   Denver, CO City & Cnty Arpt Rev Ser D.......................      7.750    11/15/13     3,015,375
    930   East River Regl Santn Dist CO Var Rfdg (Var Rate Cpn).......      4.000    12/01/08       665,150
  3,016   Gunnison Cnty, CO Indl Rev Bond Crested Butte Mtn Resort
          Inc.........................................................      9.250    10/01/07     3,086,152
  4,163   Himalaya Wtr & Santn Dist Adams Cnty, CO Genl Oblig Ltd Tax
          Bond Ser 1995...............................................      9.500    12/01/24     3,055,521
  5,385   Littleton, CO Riverfront Auth Rev Rfdg (e)..................      9.625    12/01/00     1,884,750
  4,605   Skyland Metro Dist Gunnison Cnty CO Rfdg (Var Rate Cpn).....      4.000    12/01/08     3,295,052
 13,868   Tower Metro Dist Adams Cnty, CO Genl Oblig Ltd Tax Bond Ser
          1995........................................................      9.500    12/01/24    10,179,153
                                                                                               ------------
                                                                                                 69,003,600
                                                                                               ------------
          CONNECTICUT  1.0%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Windsor Proj............................................      7.125    11/01/24     4,223,507
  4,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser A..........      6.400    09/01/11     4,093,680
                                                                                               ------------
                                                                                                  8,317,187
                                                                                               ------------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                            Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------------------------
          DISTRICT OF COLUMBIA  0.5%
$ 1,700   District of Columbia Ser A1 Rfdg (MBIA Insd)................      6.500%   06/01/10  $  1,880,200
  2,000   District of Columbia Ser E (FSA Insd).......................      6.000    06/01/11     2,051,640
                                                                                               ------------
                                                                                                  3,931,840
                                                                                               ------------
          FLORIDA  8.9%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC Insd)............      5.100    07/01/07     2,740,581
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd) (c).............................................          *    02/01/18     8,013,040
  5,115   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent........     10.250    07/01/11     4,859,250
  2,155   Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent Ser
          A...........................................................     10.250    07/01/11     2,047,250
  1,135   Fishhawk Cmnty Dev Dist FL Spl..............................      7.625    05/01/18     1,136,952
  1,800   Florida Hsg Fin Agy Crossings Indian Run Apts V (MBIA
          Insd).......................................................      6.200    12/01/36     1,811,934
 10,315   Florida St Muni Pwr Agy Rev (AMBAC Insd)....................      4.500    10/01/27     8,560,625
  1,000   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev.........      7.875    05/01/17       997,320
  5,500   Miramar, FL Wastewater Impt Assmt Rev (FGIC Insd) (c).......      6.750    10/01/25     6,154,720
  3,860   Monroe Cnty, FL Indl Dev Auth 1st Mtg Med Fac Rev Kennedy Dr
          Invt Ltd Proj Rfdg..........................................     11.000    11/01/12     3,860,000
  1,500   Orange Cnty, FL Hlth Fac Auth Rev 1st Mtg Orlando Lutheran
          Tower.......................................................      8.750    07/01/26     1,588,125
  1,300   Orange Cnty, FL Hlth Fac Auth Rev 1st Mtg Orlando Lutheran
          Tower Rfdg..................................................      8.625    07/01/20     1,363,674
  4,030   Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth Sys Rev Sun
          Coast Hosp Ser A (Prerefunded @ 03/01/00)...................      8.500    03/01/20     4,593,354
  7,500   Santa Rosa Bay Bridge Auth FL...............................      6.250    07/01/28     7,423,575
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Prty.....      6.700    07/01/25     5,741,340
 16,065   Sun N Lake of Sebring, FL Impt Dist Spl Assmt Ser A (e).....     10.000    12/15/11    11,044,687
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................      8.500    05/01/17       996,070
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......      7.500    11/01/16     2,007,160
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj Rfdg.......      7.625    11/01/26     2,007,100
                                                                                               ------------
                                                                                                 76,946,757
                                                                                               ------------
          GEORGIA  2.4%
 19,000   Class A Ctfs relating to Atlanta, GA Urban Residential Fin
          Auth Multi-Family Hsg Rev Renaissance on Peachtree Apts Proj
          Ser 85......................................................      8.500    04/01/26    18,050,000
  3,000   Georgia St Hsg & Fin Auth...................................      6.450    12/01/27     3,072,840
                                                                                               ------------
                                                                                                 21,122,840
                                                                                               ------------
          IDAHO  1.5%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg (Inverse Fltg)
          (c).........................................................      8.900    02/15/21     8,860,000
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev Envirosafe
          Services of ID Inc..........................................      8.250    11/01/02     4,420,701
                                                                                               ------------
                                                                                                 13,280,701
                                                                                               ------------
          ILLINOIS  11.5%
  1,000   Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent Proj
          (Prerefunded @ 09/01/99)....................................      8.375    09/01/14     1,106,940
  1,950   Bridgeview, IL Tax Increment Rev Rfdg.......................      9.000    01/01/11     2,154,496
  4,500   Chicago, IL Emergency Telephone Sys (FGIC Insd).............      5.800    01/01/13     4,583,205
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc
          Proj Ser A..................................................      7.875    11/01/25     3,251,190
 24,440   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Proj Ser 84A (c)............................................      8.850    05/01/18    27,491,578
  2,730   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................      8.950    05/01/18     3,109,033
  4,250   Chicago, IL Rev Chatham Ridge Tax Increment.................     10.250    01/01/07     4,632,500
  1,000   Chicago, IL Tax Increment...................................      7.250    01/01/14       990,770
  2,000   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....      8.500    12/01/15     2,068,300
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....      8.000    11/15/16     1,415,425
  7,290   Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj Rfdg..........      7.000    08/01/24     7,708,810
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........      7.500    08/15/26     1,008,510
  3,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................      7.400    08/15/23     3,047,520
  4,730   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........      9.500    11/15/15     5,392,957
  3,825   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00)....................................      9.500    11/15/15     4,567,777
  1,000   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group Ser
          B...........................................................      8.000    02/15/25     1,054,080
  5,000   Illinois Hlth Fac Auth Rev Midwest Physician Group Ltd
          Proj........................................................      8.100    11/15/14     5,514,800
  3,630   Illinois Hlth Fac Auth Rev Riverside Hlth Sys Series A Rfdg
          A...........................................................      6.000    11/15/15     3,613,483
  3,000   Illinois Hlth Fac Auth Rev Servantcor Ser A (Var Rate Cpn)
          (Prerefunded @ 08/15/01)....................................      8.000    08/15/21     3,466,710
  1,250   Mill Creek Wtr Reclamation Dist IL Swr Rev..................      8.000    03/01/10     1,288,313
    750   Mill Creek Wtr Reclamation Dist IL Wtrwks Rev...............      8.000    03/01/10       772,988
  1,800   Peoria, IL Spl Tax Weaverridge Spl Svc Area.................      8.050    02/01/17     1,803,096
  2,095   Regional Tran Auth IL Ser B (AMBAC Insd)....................      8.000    06/01/17     2,734,122
  6,000   Robbins, IL Res Recovery Rev................................      8.375    10/15/16     6,213,300
                                                                                               ------------
                                                                                                 98,989,903
                                                                                               ------------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                            Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------------------------

          INDIANA  0.5%
$ 2,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......      6.700%   11/01/12  $  2,011,980
  2,000   Indiana St Dev Fin Auth Envir USX Corp Proj Rfdg & Impt.....      6.250    07/15/30     2,026,780
                                                                                               ------------
                                                                                                  4,038,760
                                                                                               ------------
          KANSAS  0.0%
  2,500   Kansas City, KS Crawford Cnty Leavenworth Single Family Mtg
          Rev (AMBAC Insd)............................................          *    04/01/16       322,300
                                                                                               ------------
          KENTUCKY  0.4%
  2,700   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................      8.648    10/09/08     3,111,750
                                                                                               ------------
          LOUISIANA  1.2%
  3,000   Louisiana Pub Fac Auth Rev Student Ln Subser A3.............      7.000    09/01/06     3,162,090
 12,500   New Orleans, LA Rfdg (AMBAC Insd)...........................          *    09/01/17     3,889,125
 10,000   Orleans Parish, LA Sch Brd Rfdg (FGIC Insd).................          *    02/01/15     3,600,200
                                                                                               ------------
                                                                                                 10,651,415
                                                                                               ------------
          MAINE  0.2%
  1,250   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd).......      7.000    07/01/24     1,418,238
                                                                                               ------------
          MARYLAND  0.5%
  1,440   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Multi-Family Hsg Rev Ser A Rfdg.............................      8.300    05/15/17     1,480,493
  1,725   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev Rev Single
          Family Pgm Seventh Ser......................................      7.300    04/01/25     1,823,256
  1,000   Maryland St Energy Fin Admin Ltd Oblig Rev Cogeneration AES
          Warrior Run.................................................      7.400    09/01/19     1,056,440
                                                                                               ------------
                                                                                                  4,360,189
                                                                                               ------------
          MASSACHUSETTS  5.3%
 13,770   Canton, MA Hsg Auth Multi-Family Hsg Mtg Rev Canton
          Arboretum Apts..............................................      6.500    09/01/19    13,081,500
  5,000   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................      3.100    07/01/13     4,336,000
  1,670   Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's Hosp
          Ser A.......................................................      9.375    07/01/14     1,688,153
  9,415   Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent
          Ser A.......................................................      6.000    10/01/23     8,127,687
  2,200   Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser A Rfdg
          (AMBAC Insd)................................................      6.650    07/01/19     2,287,890
    640   Massachusetts St Hsg Fin Agy Hsg Rev Ser A..................      9.000    12/01/18       666,374
  4,000   Massachusetts St Indl Fin Agy Rev Cent For Autism...........      9.500    11/01/17     4,388,680
    575   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...      8.000    12/01/06       609,874
  1,085   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...      8.375    12/01/13     1,169,923
    675   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent...      8.500    12/01/20       730,661
  6,900   Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl
          Composting..................................................      9.250    06/01/10     7,371,270
  1,000   Massachusetts St Indl Fin Agy Solid Waste Disp Rev Res
          Recovery Sys................................................      9.200    12/01/99     1,011,150
                                                                                               ------------
                                                                                                 45,469,162
                                                                                               ------------
          MICHIGAN  4.1%
  2,000   Battle Creek, MI Downtown Dev Auth Tax Increment Rev........      7.600    05/01/16     2,266,280
  7,000   Detroit, MI Water Supply Sys Rev Rfdg (FGIC Insd)...........      5.000    07/01/23     6,356,350
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig Rev 1st Mtg Burcham
          Hills Ser A.................................................      7.500    07/01/13     2,451,447
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig Rev 1st Mtg Burcham
          Hills Ser A.................................................      7.750    07/01/19     3,557,390
  8,005   Meridian, MI Econ Dev Corp Ltd Oblig Rev 1st Mtg Burcham
          Hills Ser A (Prerefunded @ 07/01/97)........................      9.625    07/01/19     8,475,454
  3,005   Michigan St Hosp Fin Auth Rev Garden City Hosp..............      8.300    09/01/02     3,159,097
 12,500   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (e)..............................................     10.250    12/01/16     7,093,625
  1,500   North Branch, MI Area Sch Lapeer Cnty Rfdg (AMBAC Insd).....      5.250    05/01/13     1,451,175
    745   Saint Clair Cnty, MI Econ Dev Corp Kmart Proj...............      9.500    02/01/06       746,296
                                                                                               ------------
                                                                                                 35,557,114
                                                                                               ------------
          MINNESOTA  1.2%
  5,490   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser A.......................................................     10.000    01/15/20     4,950,333
    495   Eden Prairie, MN Multi-Family Hsg Rev Sterling Ponds Proj
          Ser B Cap Apprec............................................          *    01/15/20       757,796
  2,800   Minneapolis, MN Coml Dev Rev Holiday Inn Metrodome Proj
          Rfdg........................................................     10.000    06/01/98     2,811,928
  1,750   Minnesota St Hsg Fin Agy Single Family Mtg Ser D............      8.800    07/01/16     1,833,352
                                                                                               ------------
                                                                                                 10,353,409
                                                                                               ------------
          MISSISSIPPI  0.1%
  1,000   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc
          Rfdg........................................................      7.300    05/01/25     1,049,540
                                                                                               ------------
          MISSOURI  0.8%
    980   Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare
          Cent Proj Ser A Rfdg........................................      8.250    12/01/15       985,126
  4,815   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Skaggs Cmnty
          Hosp Rfdg...................................................      9.500    05/15/13     5,010,585
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd)......................      6.000    06/01/15     1,071,230
                                                                                               ------------
                                                                                                  7,066,941
                                                                                               ------------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                            Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------------------------

          MONTANA  0.5%
$ 4,000   Montana St Brd Invt Res Recovery Rev Yellowstone Energy L P
          Proj........................................................      7.000%   12/31/19  $  3,907,200
                                                                                               ------------
          NEBRASKA  0.7%
  2,300   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................      9.913    10/17/23     2,501,250
  2,800   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................     11.429    09/10/30     3,125,500
                                                                                               ------------
                                                                                                  5,626,750
                                                                                               ------------
          NEVADA  0.8%
  5,120   Nevada Hsg Division Amt Single Family Mtg Sr D2.............      6.350    04/01/28     5,185,075
  1,945   Reno, NV Redev Agy Tax Alloc Downtown Redev Proj Ser E
          Rfdg........................................................      5.600    09/01/09     1,863,330
                                                                                               ------------
                                                                                                  7,048,405
                                                                                               ------------
          NEW HAMPSHIRE  2.4%
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................      7.350    01/01/18     2,032,400
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights..................................      7.450    01/01/25     2,030,720
  4,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp Catholic
          Med Cent Rfdg...............................................      8.250    07/01/13     4,291,000
  3,480   New Hampshire Higher Edl & Hlth Fac Auth Rev Vly Regl
          Hosp........................................................      7.350    04/01/23     3,341,079
  1,440   New Hampshire Higher Edl & Hlth Franklin Pierce College
          Issue.......................................................      7.000    10/01/16     1,473,955
  2,160   New Hampshire Higher Edl & Hlth Franklin Pierce College
          Issue.......................................................      7.125    10/01/26     2,209,723
  2,000   New Hampshire St Business Fin Auth Pollutn Ctl & Solid Waste
          Disposal Rev................................................      7.750    01/01/22     2,110,520
  3,000   New Hampshire St Indl Dev Auth Rev Pollutn Ctl Pub Svcs Co
          of NH Proj Ser C............................................      7.650    05/01/21     3,088,920
                                                                                               ------------
                                                                                                 20,578,317
                                                                                               ------------
          NEW JERSEY  1.4%
  6,570   New Jersey Econ Dev Auth Rev 1st Mtg Gross Rev Oakridge
          Manor Proj Rfdg.............................................      9.500    11/01/14     6,780,043
  1,000   New Jersey Econ Dev Auth Rev 1st Mtg Winchester Gardens Ser
          A...........................................................      8.500    11/01/16     1,036,220
  1,500   New Jersey Econ Dev Auth Rev 1st Mtg Winchester Gardens Ser
          A...........................................................      8.625    11/01/25     1,562,655
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen Proj Ser A...      8.750    05/15/26     3,150,180
                                                                                               ------------
                                                                                                 12,529,098
                                                                                               ------------
          NEW MEXICO  1.3%
  2,250   Albuquerque, NM Retirement Fac Rev La Vida Llena Proj Ser A
          Rfdg........................................................      8.850    02/01/23     2,423,002
  5,835   Albuquerque, NM Retirement Fac Rev OGL Retirement Fac Rfdg
          (d).........................................................     10.000    10/01/13     4,261,884
  4,900   Farmington, NM Pollutn Ctl Rev San Juan Proj Ser A Rfdg.....      6.400    08/15/23     4,932,095
                                                                                               ------------
                                                                                                 11,616,981
                                                                                               ------------
          NEW YORK  10.7%
  1,315   Clifton Springs, NY Hosp & Clinic Ser B Rfdg & Impt.........      7.000    01/01/05     1,339,617
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY Institute of
          Technology Rfdg.............................................      7.500    03/01/26     1,564,320
  2,950   New York City Indl Dev Agy Civic Fac Rev Nightingale Bamford
          Sch Proj....................................................      5.850    01/15/20     2,959,646
  1,500   New York City Indl Dev Agy Rev Visy Paper Inc Proj..........      7.950    01/01/28     1,599,885
  5,000   New York City Ser A.........................................      7.000    08/01/07     5,531,900
  3,000   New York City Ser D Rfdg....................................      8.000    02/01/05     3,490,320
  3,500   New York City Ser E.........................................      6.000    08/01/26     3,412,360
  3,750   New York City Tran Auth Tran Fac Livingston Plaza Proj Rfdg
          (FSA Insd)..................................................      5.400    01/01/18     3,705,937
  5,000   New York St Dorm Auth Rev City Univ Ser F...................      5.500    07/01/12     4,833,100
  5,000   New York St Dorm Auth Rev City Univ Ser F...................      5.000    07/01/20     4,337,650
  8,340   New York St Dorm Auth Rev St Univ Edl Fac Ser C.............      5.400    05/15/23     7,685,977
  2,500   New York St Dorm Auth Rev Upstate Cmnty Colleges Ser A......      5.700    07/01/21     2,384,350
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................      8.721    04/01/20     2,750,000
  6,000   New York St Energy Resh & Dev Auth Gas Fac Rev Ser D
          (Inverse Fltg) (MBIA Insd) (c)..............................      5.635    07/08/26     5,754,780
    225   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................      5.500    04/01/00       229,127
  1,000   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................      5.500    04/01/01     1,016,930
    750   New York St Energy Resh & Dev Auth St Svc Contract Rev
          Western NY Nuclear Svc Cent Ser B...........................      5.250    04/01/02       753,180
  1,750   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Rfdg
          (MBIA Insd).................................................      5.250    02/15/19     1,656,830
 10,000   New York St Med Care Fac Fin Agy Rev Presbyterian Hosp Ser A
          Rfdg (MBIA Insd) (c)........................................      5.375    02/15/25     9,512,900
  1,500   New York St Thruway Auth Hwy & Brdg Tr Fund Ser A...........      6.000    04/01/14     1,561,935
 13,000   New York St Urban Dev Corp Rev Correctional Fac Ser A
          Rfdg........................................................      5.500    01/01/16    12,261,990
  3,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd).................................      6.250    11/15/06     3,305,790
  1,500   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd).................................      6.375    11/15/07     1,656,720
  2,000   New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl
          Tennis Cent Proj (FSA Insd).................................      6.500    11/15/09     2,222,300
  7,775   Triborough Bridge And Tunnel Auth NY Rev Ser 1994A..........      4.750    01/01/19     6,851,019
                                                                                               ------------
                                                                                                 92,378,563
                                                                                               ------------
          NORTH CAROLINA  0.9%
  8,155   Eastern Band Cherokee Indians NC Spl Oblig Rev Carolina
          Mirror Co Proj..............................................     10.250    09/01/09     8,155,000
                                                                                               ------------
          NORTH DAKOTA  0.3%
$ 2,100   Ward Cnty, ND Hlthcare Fac Rev Saint Joseph Hosp Corp
          Proj........................................................      8.875%   11/15/24  $  2,337,321
                                                                                               ------------



                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                            Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------------------------
          OHIO  1.9%
$ 2,000   East Liverpool, OH Hosp Rev East Liverpool City Hosp Ser
          A...........................................................      8.125%   10/01/11  $  2,127,700
  7,500   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized) (c)...................................      9.849    03/31/31     8,221,875
  3,700   Ohio St Solid Waste Rev Rep Engineered Steels Proj..........      8.250    10/01/14     3,804,895
  1,000   Ohio St Solid Waste Rev Rep Engineered Steels Proj..........      9.000    06/01/21     1,068,650
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg...........      7.750    12/01/09     1,509,690
                                                                                               ------------
                                                                                                 16,732,810
                                                                                               ------------
          OKLAHOMA  0.5%
  4,000   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent
          (Prerefunded @ 06/01/03)....................................      7.200    06/01/17     4,611,680
                                                                                               ------------
          PENNSYLVANIA  7.0%
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral
          Toledo Edison Co Ser A Rfdg.................................      7.750    05/01/20     6,580,320
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Village Inc Proj
          Rfdg........................................................      7.700    05/15/22     1,010,800
  4,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Rfdg........................................      7.500    09/01/15     4,242,600
  1,775   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp Proj.......      8.500    07/01/13     1,961,411
  2,000   Cumberland Cnty, PA Auth Rev 1st Mtg Carlisle Hosp & Hlth...      6.800    11/15/14     2,079,500
  1,500   Delaware County, PA Auth 1st Mtg Rev Riddle Vlg Proj........      7.000    06/01/21     1,506,735
  3,000   Lancaster Cnty, PA Solid Waste Mgmt Auth Res Recovery Sys
          Rev Ser A...................................................      8.500    12/15/10     3,152,640
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................      8.875    10/01/20     2,318,140
  3,750   Montgomery Cnty, PA Higher Edl & Hlth Auth Nursing Home Rev
          Delco Sys Svcs Proj A.......................................      9.875    11/01/18     3,830,062
  8,100   Montgomery Cnty, PA Indl Dev Auth Rev 1st Mtg The Meadowood
          Corp Proj Ser A (Prerefunded @ 12/01/00)....................     10.000    12/01/19     9,768,519
    500   Montgomery Cnty, PA Indl Dev Auth Rev 1st Mtg The Meadowood
          Corp Rfdg...................................................      7.000    12/01/10       508,540
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev 1st Mtg The Meadowood
          Corp Rfdg...................................................      7.250    12/01/15     2,508,175
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev 1st Mtg The Meadowood
          Corp Rfdg...................................................      7.400    12/01/20     5,996,100
  3,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev MacMillan Ltd
          Partnership Proj............................................      7.600    12/01/20     3,356,760
  1,500   Pennsylvania Econ Dev Fin Auth Recycling Rev Ponderosa
          Fibres Proj Ser A...........................................      9.250    01/01/22     1,393,455
  3,000   Pennsylvania Econ Dev Fin Auth Res Recovery Rev Colver Proj
          Ser D.......................................................      7.050    12/01/10     3,207,210
  2,300   Pennsylvania Econ Dev Fin Auth Res Recovery Rev Northampton
          Generating Ser A............................................      6.500    01/01/13     2,276,149
  5,000   Philadelphia, PA Auth for Indl Dev Rev Long-Term Care
          Maplewood...................................................      8.000    01/01/24     5,181,300
                                                                                               ------------
                                                                                                 60,878,416
                                                                                               ------------
          RHODE ISLAND  0.2%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A...................      8.000    09/01/24     2,114,740
                                                                                               ------------
          SOUTH CAROLINA  0.5%
    115   Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd)............      7.000    06/01/19       129,663
  2,385   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded @
          06/01/04) (MBIA Insd).......................................      7.000    06/01/19     2,774,351
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc Ser 84 (Var
          Rate Cpn)...................................................      6.157    06/15/04     1,000,000
                                                                                               ------------
                                                                                                  3,904,014
                                                                                               ------------
          TENNESSEE  3.1%
  3,000   SCA Tax Exempt Trust Multi-Family Mtg Memphis Hlth Edl Rev
          Bond Receipt Ser A6 (FSA Insd)..............................      7.350    01/01/30     3,265,800
  4,610   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser A..............................................      9.750    08/01/19     4,960,498
  4,670   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms
          Dev Cent Ser C..............................................      9.750    08/01/19     5,025,060
  2,000   Springfield, TN Hlth & Edl Fac Brd Hosp Rev Jesse Holman
          Jones Hosp Proj.............................................      8.250    04/01/12     2,150,900
  6,085   Sullivan Cnty, TN Hlth Edl & Hsg Fac Brd Rev 1st Mtg
          RHA/Sullivan Inc Fac Rev....................................      9.750    09/01/19     6,579,954
  4,455   Trenton, TN Hlth & Edl Fac Brd Rev ICF/MR RHA/Trenton Golden
          Door........................................................     10.000    05/01/19     4,798,570
                                                                                               ------------
                                                                                                 26,780,782
                                                                                               ------------
          TEXAS  3.1%
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd)...................................      9.149    01/01/22     2,302,500
    665   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................          *    08/01/00       508,147
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................          *    08/01/01       824,016
    335   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................          *    08/01/02       219,703
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................          *    08/01/11       598,764
    775   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................      8.750    08/01/11       826,669
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg....................      8.750    08/01/12     2,849,985
  2,500   Garland, TX Indl Dev Auth Rev Bond Ashland Oil Proj Ser 84
          Rfdg (Var Rate Cpn).........................................      5.363    04/01/04     2,502,475
  3,000   Harris Cnty, TX Hlth Fac Dev Corp Spl Fac Rev TX Med Cent
          Proj (MBIA Insd)............................................      5.900    05/15/20     3,068,400
  2,728   Texas Genl Svcs Comm Partn Int Lease Purch Ctfs.............      7.250    08/15/11     2,784,773
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd).....................................      6.750    01/01/15     2,237,800
  2,000   Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll
          Tunnel Proj (FGIC Insd).....................................      6.600    01/01/23     2,215,520
  5,000   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics.....................................      8.200    03/15/21     5,595,750
                                                                                               ------------
                                                                                                 26,534,502
                                                                                               ------------
          UTAH  1.9%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............      7.800    09/01/15       996,720
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............      8.000    09/01/20     1,175,158

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                            Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------------------------

          UTAH (CONTINUED)
$ 1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............      7.800%   09/01/25  $    990,230
  4,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg (MBIA
          Insd) (b)...................................................      5.750    07/01/19     3,922,520
  5,000   Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg (MBIA
          Insd).......................................................      4.750    05/15/20     4,387,450
    280   Saint George, UT Indl Dev Rev Kmart Corp Ser 1984A..........     10.750    10/15/08       285,211
  3,270   Salt Lake County, UT Hsg Auth Multi-Family Hsg Rev..........      6.375    11/01/33     3,288,541
  1,600   Utah St Hsg Fin Agy Single Family Mtg Mezz A1 (AMBAC
          Insd).......................................................      6.100    07/01/13     1,632,112
                                                                                               ------------
                                                                                                 16,677,942
                                                                                               ------------
          VIRGINIA  0.7%
  2,650   Fairfax Cnty, VA Park Auth Park Fac Rev.....................      6.625    07/15/20     2,762,015
  3,000   Loudoun Cnty, VA Indl Dev Auth (FSA Insd)...................      5.800    06/01/20     3,014,970
                                                                                               ------------
                                                                                                  5,776,985
                                                                                               ------------
          WASHINGTON  0.3%
  1,000   Port Walla Walla, WA Pub Corp Solid Waste Recycling Rev
          Ponderosa Fibres Proj.......................................      9.125    01/01/26       915,050
  5,500   Washington St Pub Pwr Supply Comp Interest Ser C Rfdg (MBIA
          Insd).......................................................          *    07/01/17     1,663,255
                                                                                               ------------
                                                                                                  2,578,305
                                                                                               ------------
          WISCONSIN  2.3%
  6,840   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Ser D......      6.450    09/01/27     6,985,487
  4,225   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa Vly Hosp Ser F
          Rfdg........................................................      9.500    11/15/12     4,856,046
  2,185   Wisconsin St Hlth & Edl Fac Auth Rev Eau Claire Manor.......      9.625    06/01/13     2,253,849
  1,150   Wisconsin St Hlth & Edl Fac Auth Rev Gundersen Clinic
          LaCrosse Inc (FSA Insd).....................................      5.625    12/01/16     1,149,253
  1,975   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....      7.875    11/01/22     1,987,521
  3,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........      7.500    07/01/26     3,075,900
                                                                                               ------------
                                                                                                 20,308,056
                                                                                               ------------
          PUERTO RICO  0.2%
  2,000   Centro De Recaudaciones De Ingresos Municipales Ctfs Partn
          Puerto Rico.................................................      6.850    10/17/03     2,048,700
                                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $807,605,260)(a).....................................................................   834,315,435
SHORT-TERM INVESTMENTS AT AMORTIZED COST  3.0%...............................................    25,978,572
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..................................................     4,253,874
                                                                                               ------------
NET ASSETS  100.0%...........................................................................  $864,547,881
                                                                                               ============

*Zero coupon bond



(a) At December 31, 1996, for federal income tax purposes, cost is $809,858,010; the aggregate gross unrealized appreciation is $49,569,224 and the aggregate gross unrealized depreciation is $25,111,799, resulting in net unrealized appreciation of $24,457,425.

(b) Securities purchased on a when issued and delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(d) Interest is accruing at less than the stated coupon.

(e) Non-income producing security.

(f) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $807,605,260)
  (Note 1)..................................................  $834,315,435
Short-Term Investments (Note 1).............................    25,978,572
Cash........................................................        42,716
Receivables:
  Interest..................................................    16,720,954
  Fund Shares Sold..........................................     1,631,010
  Securities Sold...........................................       145,583
Other.......................................................        69,061
                                                              ------------
      Total Assets..........................................   878,903,331
                                                              ------------
LIABILITIES:
Payables:
  Securities Purchased......................................     8,800,000
  Income Distributions......................................     2,653,668
  Fund Shares Repurchased...................................     1,379,612
  Distributor and Affiliates (Notes 2 and 6)................       556,193
  Investment Advisory Fee (Note 2)..........................       350,047
  Variation Margin on Futures (Note 5)......................       295,000
Accrued Expenses............................................       238,526
Deferred Compensation and Retirement Plans (Note 2).........        82,404
                                                              ------------
      Total Liabilities.....................................    14,355,450
                                                              ------------
NET ASSETS..................................................  $864,547,881
                                                              ============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $941,822,660
Net Unrealized Appreciation on Securities...................    26,675,438
Accumulated Distributions in Excess of Net Investment Income
  (Note 1)..................................................    (8,821,755)
Accumulated Net Realized Loss on Securities.................   (95,128,462)
                                                              ------------
NET ASSETS..................................................  $864,547,881
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $671,856,857 and 46,419,769 shares of
     beneficial interest issued and outstanding)............  $      14.47
    Maximum sales charge (4.75%* of offering price).........           .72
                                                              ------------
    Maximum offering price to public........................  $      15.19
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $173,844,037 and 12,010,543 shares of
     beneficial interest issued and outstanding)............  $      14.47
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $18,846,987 and 1,302,119 shares of
     beneficial interest issued and outstanding)............  $      14.47
                                                              ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 62,456,702
                                                              ------------
EXPENSES:
Investment Advisory Fee (Note 2)............................     3,953,376
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,486,310, $1,517,563 and $131,653,
  respectively) (Note 6)....................................     3,135,526
Shareholder Services (Note 2)...............................       868,460
Legal (Note 2)..............................................       817,150
Custody.....................................................       224,323
Trustees Fees and Expenses (Note 2).........................        34,968
Other.......................................................       396,397
                                                              ------------
    Total Expenses..........................................     9,430,200
    Less Expenses Reimbursed (Note 2).......................        10,028
                                                              ------------
    Net Expenses............................................     9,420,172
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 53,036,530
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments (Including reorganization and restructuring
    costs of $705,947)......................................  $(10,287,555)
  Options...................................................      (463,090)
  Futures...................................................    (4,459,217)
                                                              ------------
Net Realized Loss on Securities.............................   (15,209,862)
                                                              ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    39,038,275
                                                              ------------
  End of the Period:
    Investments.............................................    26,710,175
    Futures.................................................       (34,737)
                                                              ------------
                                                                26,675,438
                                                              ------------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (12,362,837)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(27,572,699)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 25,463,831
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                                Year Ended           Year Ended
                                                             December 31, 1996    December 31, 1995
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  53,036,530        $ 52,928,406
Net Realized Loss on Securities.............................     (15,209,862)        (18,443,786)
Net Unrealized Appreciation/Depreciation on
  Securities During the Period..............................     (12,362,837)         75,421,063
                                                               --------------    ---------------
Change in Net Assets from Operations........................      25,463,831         109,905,683
                                                               --------------    ---------------
Distributions from Net Investment Income....................     (53,036,530)        (49,750,600)
Distributions in Excess of Net Investment Income (Note 1)...        (228,957)                -0-
                                                               --------------    ---------------
  Total Distributions from and in Excess of Net Investment
    Income*.................................................     (53,265,487)        (49,750,600)
                                                               --------------    ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (27,801,656)         60,155,083
                                                               --------------    ---------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................     164,096,198          98,267,869
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      22,996,285          21,929,512
Cost of Shares Repurchased..................................    (108,010,178)        (92,025,233)
                                                               --------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      79,082,305          28,172,148
                                                               --------------    ---------------
TOTAL INCREASE IN NET ASSETS................................      51,280,649          88,327,231
NET ASSETS:
Beginning of the Period.....................................     813,267,232         724,940,001
                                                               -------------     ---------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $8,821,755 and
  $8,760,023, respectively).................................   $ 864,547,881        $813,267,232
                                                              ==============     ===============

                                                     Year Ended           Year Ended
*Distributions by Class                           December 31, 1996    December 31, 1995
----------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................   $(43,633,838)        $(42,013,439)
  Class B Shares.................................     (8,865,546)          (7,196,226)
  Class C Shares.................................       (766,103)            (469,250)
  Class D Shares.................................             --              (71,685)
                                                    ------------         ------------
                                                    $(53,265,487)        $(49,750,600)
                                                    ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                         Year Ended December 31,
                                                             -----------------------------------------------
Class A Shares                                                 1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................... $14.984   $13.848   $15.629   $14.529   $15.687
                                                             --------  --------  --------  --------  --------
  Net Investment Income.....................................    .963     1.024      .956     1.052     1.064
  Net Realized and Unrealized Gain/Loss on Securities.......   (.513)    1.072    (1.717)    1.158    (1.047)
                                                             --------  --------  --------  --------  --------
Total from Investment Operations............................    .450     2.096     (.761)    2.210      .017
Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................    .960      .960     1.020     1.110     1.175
                                                             --------  --------  --------  --------  --------
Net Asset Value, End of the Period.......................... $14.474   $14.984   $13.848   $15.629   $14.529
                                                             ========  ========  ========  ========  ========
Total Return(a).............................................   3.21%    15.52%    (4.93%)   15.82%      .08%
Net Assets at End of the Period (In millions)...............  $671.9    $665.8    $603.0    $636.2    $566.1
Ratio of Expenses to Average Net Assets(b)..................    .99%      .95%      .87%     1.03%     1.08%
Ratio of Net Investment Income to Average Net Assets(b).....   6.60%     7.05%     6.48%     6.95%     7.07%
Portfolio Turnover..........................................     59%       59%      101%       91%       44%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                    May 1, 1993
                                                                   Year Ended December 31,       (Commencement of
                                                                -----------------------------    Distributions) to
Class B Shares                                                   1996       1995       1994      December 31, 1993
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................    $14.983    $13.850    $15.621         $14.670
                                                                --------   --------   --------      ---------
  Net Investment Income.....................................       .843       .908       .841            .656

  Net Realized and Unrealized Gain/Loss on Securities.......      (.506)     1.071     (1.718)           .945
                                                                --------   --------   --------      ---------

Total from Investment Operations............................       .337      1.979      (.877)          1.601

Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................       .846       .846       .894            .650
                                                                --------   --------   --------      ---------

Net Asset Value, End of the Period..........................    $14.474    $14.983    $13.850         $15.621
                                                                ========   ========   ========      =========
Total Return(a).............................................      2.40%     14.62%     (5.69%)         11.12%*
Net Assets at End of the Period (In millions)...............    $ 173.8    $ 137.9    $ 112.4         $  56.6
Ratio of Expenses to Average Net Assets(b)..................      1.75%      1.70%      1.64%           1.74%
Ratio of Net Investment Income to Average Net Assets(b).....      5.84%      6.25%      5.70%           5.95%
Portfolio Turnover..........................................        59%        59%       101%             91%*

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                            August 13, 1993
                                                               Year Ended December 31,     (Commencement of
                                                             ---------------------------   Distribution) to
Class C Shares                                                1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................... $14.987   $13.846   $15.610        $15.030
                                                             --------  -------   -------       --------
  Net Investment Income.....................................    .851      .910      .824           .369
  Net Realized and Unrealized Gain/Loss on Securities.......   (.518)    1.077    (1.694)          .580
                                                             --------  -------   --------      --------
Total from Investment Operations............................    .333     1.987     (.870)          .949
Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................    .846      .846      .894           .369
                                                             -------   --------  --------      --------
Net Asset Value, End of the Period.......................... $14.474   $14.987   $13.846        $15.610
                                                             ========  ========  ========      ========
Total Return(a).............................................   2.33%    14.70%    (5.62%)         6.37%*
Net Assets at End of the Period (In millions)...............   $18.8      $9.5      $7.6          $5.2
Ratio of Expenses to Average Net Assets(b)..................   1.75%     1.69%     1.64%          1.82%
Ratio of Net Investment Income to Average Net Assets(b).....   5.84%     6.19%     5.71%          5.21%
Portfolio Turnover..........................................     59%       59%      101%            91%*

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Fund owns over 90% of the original bond issue. At December 31, 1996, 18% of the Fund's net assets consisted of such securities. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $82,799,196 which expires between December 31, 1999 and December 31, 2004. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses, gains or losses recognized for tax purposes on open futures positions and the capitalization of reorganization and restructuring costs for tax purposes.

                               December 31, 1996
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

       For the year ended December 31, 1996, 99.1% of the income distributions made by the Fund were exempt from federal income taxes.

       Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $167,225 were reclassified from accumulated distributions in excess of net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                            % PER ANNUM
-------------------------------------------------------------------------
First $500 million..........................................    .50 of 1%
Over $500 million...........................................    .45 of 1%

       For the year ended December 31, 1996, the Fund recognized expenses of approximately $54,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1996, the Fund recognized expenses of approximately $66,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $673,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $161,200 related to the cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

       The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                               December 31, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

       At December 31, 1996, capital aggregated $744,740,084, $177,733,309 and
$19,349,267 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES         VALUE
----------------------------------------------------------------------------------------
Sales:
  Class A...................................................   6,370,895   $  92,301,711
  Class B...................................................   4,180,416      60,439,439
  Class C...................................................     787,103      11,355,048
                                                               ---------    ------------
Total Sales.................................................  11,338,414   $ 164,096,198
                                                               =========    ============
Dividend Reinvestment:
  Class A...................................................   1,326,707   $  19,189,337
  Class B...................................................     229,488       3,317,782
  Class C...................................................      33,851         489,166
                                                               ---------    ------------
Total Dividend Reinvestment.................................   1,590,046   $  22,996,285
                                                               =========    ============
Repurchases:
  Class A...................................................  (5,711,728)  $ (82,614,355)
  Class B...................................................  (1,605,061)    (23,186,460)
  Class C...................................................    (153,484)     (2,209,363)
                                                               ---------    ------------
Total Repurchases...........................................  (7,470,273)  $(108,010,178)
                                                               =========    ============

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1995, capital aggregated $715,993,345, $137,196,174 and
$9,718,061 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                                SHARES        VALUE
---------------------------------------------------------------------------------------
Sales:
  Class A...................................................   4,222,270   $ 59,289,997
  Class B...................................................   2,414,527     35,122,032
  Class C...................................................     265,279      3,855,840
  Class D...................................................         -0-            -0-
                                                               ---------    -----------
Total Sales.................................................   6,902,076   $ 98,267,869
                                                               =========   ============
Dividend Reinvestment:
  Class A...................................................   1,304,961   $ 18,980,521
  Class B...................................................     181,510      2,642,279
  Class C...................................................      21,072        306,708
  Class D...................................................         -0-              4
                                                               ---------    -----------
Total Dividend Reinvestment.................................   1,507,543   $ 21,929,512
                                                               =========   ============
Repurchases:
  Class A...................................................  (4,634,819)  $(65,107,747)
  Class B...................................................  (1,504,466)   (21,894,277)
  Class C...................................................    (197,847)    (2,860,089)
  Class D...................................................    (147,327)    (2,163,120)
                                                               ---------    -----------
Total Repurchases...........................................  (6,484,459)  $(92,025,233)
                                                              ==========   ============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                     YEAR OF REDEMPTION                       CLASS B         CLASS C
-------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

       For the year ended December 31, 1996, VKAC, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $362,700 and CDSC on redeemed shares of approximately $504,700. Sales charges do not represent expenses of the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $518,452,919 and $475,606,658, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

       Transactions in options for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS    PREMIUM
-----------------------------------------------------------------------------------
Outstanding at December 31, 1995............................      -0-      $    -0-
Options Written and Purchased (Net).........................    7,010      (815,589)
Options Terminated in Closing Transactions (Net)............   (2,240)      421,422
Options Expired (Net).......................................   (4,420)      239,857
Options Exercised (Net).....................................     (350)      154,310
                                                              ---------    --------
Outstanding at December 31, 1996............................      -0-      $    -0-
                                                              =========    ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1996
--------------------------------------------------------------------------------

       Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995............................       900
Futures Opened..............................................    12,929
Futures Closed..............................................   (13,403)
                                                              ---------
Outstanding at December 31, 1996............................       426
                                                              =========

       The futures contracts outstanding as of June 30, 1996, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                       UNREALIZED
                                                                      APPRECIATION/
                                                          CONTRACTS   DEPRECIATION
-----------------------------------------------------------------------------------
Municipal Bond Index Futures
  Mar 1997 - Sells to Open (Current Notional Value
  $116,063 per contract)................................     100        $(44,554)
US Treasury Bond Futures
  Mar 1997 - Buys to Open (Current Notional Value
  $112,625 per contract)................................     326           9,817
                                                          ------      -----------
                                                             426        $(34,737)
                                                          ======      ===========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996 are payments to VKAC of approximately $1,163,200.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Free High Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
February 7, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President
RONALD A. NYBERG*
  Vice President and Secretary
EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer
CURTIS W. MORELL*
  Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
  Treasurer
TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULT OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 40,876,271 shares voted for the proposal, 1,113,658 shares voted against and 2,780,761 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 31,103,417 shares voted for the proposal, 1,290,613 shares voted against and 2,896,741 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 41,691,705 shares voted for the proposal, 380,219 shares voted against and 2,698,765 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

CAI ANR 2/97

                             LETTER TO SHAREHOLDERS





January 31, 1997

Dear Shareholder,
    As noted in earlier reports,
VK/AC Holding Inc., the parent
company of Van Kampen American
Capital, Inc., was acquired by Morgan                  [PHOTO]
Stanley Group Inc., a world leader in
asset management and investment
banking. The transaction was
completed in October, and we are
excited about the opportunities it      DENNIS J. MCDONNELL AND DON G. POWELL
creates for investors. As part of the
acquisition, Van Kampen American
Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal-funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter.

                                                           Continued on page two

By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
    We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
    One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
    While domestic economic fundamentals should keep fixed income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax exempt rates.

                                                         Continued on page three

    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

                                            A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)...       4.20%       3.35%       3.35%
One-year total return(2)................       0.79%       0.38%       2.36%
Five-year average annual total
  return(2).............................       6.53%         N/A         N/A
Ten-year average annual total return(2).       6.65%         N/A         N/A
Life-of-Fund average annual total
  return(2).............................       7.88%       4.33%       3.78%
Commencement date.......................    12/13/85    05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................       4.58%       3.99%       3.99%
Taxable equivalent distribution rate(4).       8.04%       7.00%       7.00%
SEC Yield(5)............................       4.18%       3.55%       3.55%
N/A = Not Applicable



(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 43%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

 TOP TEN HOLDINGS AS OF DECEMBER 31, 1996

                                          PERCENTAGE OF FUND'S
                                          LONG-TERM INVESTMENTS
San Jose, CA Finance Authority Revenue Convention
  Project .......................................  3.64%
Corona, CA Redevelopment Agency Tax Allocation
  Redevelopment Project, Area A .................  3.27%
Visalia, CA Certificates of Participation,
  Multiple Projects .............................  3.15%
California State Variable Purpose ...............  2.77%
South Orange County, CA Public Finance Authority
  Special Tax Revenue, Senior Lien
  (09/01/2008) ..................................  2.61%
Anaheim, CA Public Finance Authority Tax
  Allocation Revenue ............................  2.58%
Los Angeles, CA Unified School District,
  Certificates of Participation,
  Multiple-Property Projects ....................  2.37%
Grossmont, CA Union High School District,
  Certificates of Participation  ................  2.31%
South Orange County, CA Public Finance Authority
  Special Tax Revenue, Senior Lien
  (09/01/2009) ..................................  2.09%
Palm Desert, CA Finance Authority Tax Allocation
  Revenue .......................................  2.01%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA ......................  100%

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Tax District ..........  21.5%
General Purpose .......  20.1%
Public Education ......  19.5%
Public Building .......  10.3%
Health Care ...........   8.4%

AS OF JUNE 30, 1996 (1)
Tax District .........  22.0%
Public Education .....  20.9%
Water & Sewer ........  12.3%
General Purpose ......  12.3%
Public Building ......  12.0%

 DURATION

          As of December 31, 1996(1)         As of June 30, 1996(1)
Duration           7.68 years                       8.32 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen American Capital California
       Insured Tax Free Fund vs. Lehman
       Brothers Municipal Bond Index (December 31,
       1986 through December 31, 1996)


             VKAC California   Lehman Brothers
 Value at    Insured Tax Free  Municipal Bond
December 31,       Fund            Index
   1986          9,675.00        10,000.00
   1987          9,410.00        10,149.60
   1988         10,398.00        11,180.00
   1989         11,357.00        12,385.90
   1990         12,202.00        13,288.90
   1991         13,420.00        14,902.90
   1992         14,773.00        16,216.60
   1993         16,929.00        18,207.40
   1994         15,449.00        17,265.90
   1995         18,273.00        20,281.00
   1996         19,040.00        21,181.00


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

We recently spoke with the management team of the Van Kampen American Capital California Insured Tax Free Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, Chief Investment Officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

   Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?
   A The economy showed signs of surprising strength during the first half of the year, which triggered concerns that rising inflation would eventually lead to rising interest rates. With investors anticipating an upward move in interest rates by the Federal Reserve Board, municipal interest rates rose sharply, beginning in February and lasting through May. When the Fed ultimately decided to take no action, bond prices rallied through the end of the year.
    Although this rally in the second half of the year offset most of the drop in prices experienced during the first six months, both municipal bonds and Treasuries ended the year slightly lower than in 1995, with municipal bond prices declining less than Treasuries. At year end, tax-exempt yields remained attractive relative basis to taxable securities, with municipal bond yields averaging approximately 90 percent of Treasuries.
    California, with the world's seventh-largest economy, exhibited stronger growth than the U.S. economy as a whole. The state budget was as healthy as it had been in years, and the population trend, which had recently been declining, appears to have stabilized. California's employment gains in 1996 were among the highest in the country.

   Q WHAT OTHER FACTORS WERE TAKEN INTO CONSIDERATION IN MANAGING THE FUND OVER THE PAST YEAR?
   A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.
    The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration. Additionally, any negative changes in federal legislation for infrastructure programs are expected to be minor.
    Another 1996 trend that had an impact on the Fund was the rising number of issues that came to the market insured. Insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties, such as Los Angeles County, California. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive when compared to lower-rated quality securities.

   Q  WHAT STATE-SPECIFIC EVENTS AFFECTED THE FUND?
   A State politics had a big impact in 1996, especially the passage of Proposition 218, which limits the ability of local governments to raise revenue without the consent of affected taxpayers. The sectors that are most affected by this new law are economic development issues, public improvement bonds, and enterprise bonds which together make up about 45 percent of issuance over the past two years. Proposition 218 has also already begun to negatively impact the ratings of some municipal issuers.
    California continues to be the largest issuer of municipal bonds in the country, with a total of $24.8 billion in 1996 (13.5 percent of total volume). The largest portion of the Fund's portfolio is the health care sector, which was a strong performer in 1996. Since the Fund strives for current income, we tend to keep our research-based sector allocations fairly consistent, as opposed to switching in and out of sectors and trading securities in search of capital gains.

   Q  WHAT ACTIONS DID YOU TAKE IN RESPONSE TO THESE EVENTS?
   A The Fund seeks to provide California investors with a high level of current income exempt from federal and California state income taxes, while maintaining liquidity and safety of principal. We continued to seek to accomplish the Fund's objective primarily by maintaining a diversified portfolio of municipal securities.
    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the Fund's duration was 7.68 years, a relatively short level compared to the Lehman Brothers California Insured Municipal Bond Index duration of 9.14 years.
    We also found value in the intermediate range of the yield curve. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long-term yields, with only two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page five.

   Q  HOW DID THE FUND PERFORM IN 1996?
   A For the 12-month period ended December 31, 1996, the Fund generated a total return of 4.20 percent(1) (Class A shares at net asset value). In comparison, the market in general, as represented by the Lehman Brothers Municipal Bond Index, returned 4.43 percent for the same period.
    Despite one dividend reduction during the year, the Fund continued to meet its goal of providing a competitive level of tax-exempt current income. Its distribution rate was 4.58 percent(3) as of December 31, 1996, based on a monthly dividend of $0.0695 per share and a maximum public offering price of $18.20 per share. For investors in the 43 percent combined federal and state income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.04 percent(4). Please refer to the chart on page four for additional Fund performance results.

   Q WHAT IS YOUR OUTLOOK FOR THE FUND AND THE CALIFORNIA MUNICIPAL BOND MARKET IN THE UPCOMING MONTHS?
   A The economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are maintaining a slightly defensive posture with the Fund as we enter 1997 by keeping its duration at a relatively short level to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, thereby keeping the budget deficit under control. While we expect some type of tax reform bill during 1997, it will probably be very subtle. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase.
    Economic growth is expected to remain strong in California. Many service companies and other corporations are relocating to the state, which should keep employment figures at a high level. The improving economy and state budget may also result in rating upgrades among some municipal issuers.

[SIG]                                   [SIG]

Peter W. Hegel                          Joseph A. Piraro
Chief Investment Officer                Portfolio Manager
Fixed Income Investments





                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS  97.2%
$4,000   Anaheim, CA Pub Fin Auth Tax Alloc Rev (MBIA
         Insd)...........................................   6.450%   12/28/18  $  4,352,680
 1,000   Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty
         Fac Dist (FGIC Insd)............................   5.000    08/01/18       921,220
 3,000   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
         Pool Ser A2 (FSA Insd)..........................   6.400    12/15/14     3,274,980
   750   Berkeley, CA Ctfs Partn Cap Imp Berkeley Civic
         Impt (AMBAC Insd)...............................   7.500    06/01/19       796,778
 1,000   Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
         High Sch Pgm Ser A Rfdg (FSA Insd)..............   6.000    08/01/09     1,051,150
 1,300   California Edl Fac Auth Rev Univ San Diego Proj
         Stanford Univ Ser I (MBIA Insd).................   6.750    10/01/15     1,415,427
 2,000   California Hlth Fac Fin Auth Rev Adventist Hlth
         Ser A Rfdg (MBIA Insd)..........................   6.500    03/01/14     2,140,460
 1,650   California Hlth Fac Fin Auth Rev Kaiser
         Permanente Ser A (AMBAC Insd)...................   5.550    08/15/25     1,623,154
 2,000   California Hlth Fac Fin Auth Rev Kaiser
         Permanente Ser A (FSA Insd).....................   5.550    08/15/25     1,967,460
    15   California Hsg Fin Agy Rev Hsg Ser B (MBIA
         Insd)...........................................   8.625    08/01/15        15,798
 1,180   California Pub Cap Impt Fin Auth Rev Pooled Proj
         Ser B (BIGI Insd)...............................   8.100    03/01/18     1,250,257
 1,250   California St (FGIC Insd).......................   6.250    09/01/12     1,380,150
 1,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections Ser B Rfdg (MBIA Insd)..............   5.625    11/01/19       994,820
 1,000   California St Pub Wks Brd Lease Rev Ser A (AMBAC
         Insd)...........................................   5.750    09/01/21     1,004,170
 1,000   California St Univ Fresno Assn Inc Rev Auxiliary
         Residence Student Proj (MBIA Insd)..............   6.250    02/01/17     1,068,110
 4,500   California St Var Purp (MBIA Insd)..............   6.000    10/01/14     4,675,905
 2,460   California Statewide Cmntys Ctfs Devereux Fndtn
         (MBIA Insd).....................................   5.250    11/01/19     2,354,195
 1,570   California Statewide Cmntys Dev Auth Rev Ctfs
         Partn Insd Children's Hosps Rfdg (MBIA Insd)....   6.000    06/01/10     1,687,797
 2,000   Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt
         Proj Ser A Rfdg (MBIA Insd).....................   7.000    08/01/12     2,339,960
 1,200   Channel Islands Beach CA Cmnty Svcs Dist Ctfs
         Partn (FSA Insd)................................   5.650    09/01/16     1,194,960
 1,205   Channel Islands Beach CA Cmnty Svcs Dist Ctfs
         Partn (FSA Insd)................................   5.700    09/01/21     1,205,434
 1,105   Chino, CA Ctfs Partn Redev Agy (MBIA Insd)......   6.200    09/01/18     1,172,847
 2,350   Chino, CA Unified Sch Dist Ctfs Partn Master
         Lease Pgm (FSA Insd)............................   6.250    03/01/09     2,545,308

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,500   Chino, CA Unified Sch Dist Ctfs Partn Master
         Lease Pgm (FSA Insd)............................   6.000%   03/01/14  $  1,567,020
   990   Colton, CA Jt Unified Sch Dist Cmnty Fac Dist
         Spl Tax Southridge Village Rfdg (FSA Insd)......   5.900    09/01/14       990,208
 1,500   Compton, CA Cmnty Redev Agy Tax Alloc Walnut
         Indl Park Ser A Rfdg (Prerefunded @ 08/01/99)
         (AMBAC Insd)....................................   7.500    08/01/13     1,654,965
    20   Concord, CA Redev Agy Tax Alloc Cent Concord
         Redev Proj Ser 3 (BIGI Insd)....................   8.000    07/01/18        21,441
 1,000   Contra Costa Cnty, CA Ctfs Partn Contra Costa
         Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/06     1,091,830
   500   Contra Costa Cnty, CA Ctfs Partn Contra Costa
         Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/07       545,915
 1,000   Contra Costa Cnty, CA Santn Dist No 7A Ctfs
         Partn Sub-Delta Diablo Fin Corp (Prerefunded @
         12/01/98) (BIGI Insd)...........................   7.600    12/01/08     1,088,770
 1,550   Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser
         A Rfdg (FGIC Insd)..............................   5.750    10/01/14     1,575,497
 5,165   Corona, CA Redev Agy Tax Alloc Redev Proj Area A
         Ser A Rfdg (FGIC Insd)..........................   6.250    09/01/13     5,509,815
 2,250   El Centro, CA Redev Agy Tax El Centro Redev Proj
         Rfdg (MBIA Insd)................................   5.500    11/01/26     2,215,755
 2,000   Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg
         (MBIA Insd).....................................   6.250    05/01/16     2,115,200
 1,000   Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/12     1,042,950
 1,400   Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/19     1,443,106
 1,745   Gilroy, CA Unified Sch Dist Ctfs Partn Measure J
         Cap Projs Rfdg (FSA Insd).......................   5.875    09/01/06     1,886,485
 1,810   Gilroy, CA Unified Sch Dist Ctfs Partn Measure J
         Cap Projs Rfdg (FSA Insd).......................   6.250    09/01/12     1,944,972
20,000   Grossmont, CA Union High Sch Dist Ctfs Partn
         (MBIA Insd).....................................       *    11/15/21     3,895,600
 1,000   Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
         Insd)...........................................   5.500    08/01/17       993,250
 3,500   Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
         Insd)...........................................   5.250    08/01/26     3,345,650
 1,225   Lincoln, CA Unified Sch Dist (MBIA Insd)........   5.600    09/01/26     1,211,782
 1,835   Local Govt Fin Auth CA Rev Cap Apprec San
         Francisco Redev (MBIA Insd).....................       *    08/01/08       961,834
 2,000   Local Govt Fin Jt Pwrs Auth CA Rev Anaheim Redev
         Agy Ser A (Prerefunded @ 09/01/98) (MBIA
         Insd)...........................................   7.950    09/01/09     2,172,380
   850   Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
         Proj B Rfdg (AMBAC Insd)........................   7.000    12/01/15       921,026
 1,500   Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
         Rfdg (MBIA Insd)................................   5.375    12/01/22     1,423,635


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000   Long Beach, CA Redev Agy Downtown Redev Proj Ser
         A (Prerefunded @ 11/01/98) (AMBAC Insd).........   7.750%   11/01/10  $  1,088,610
   100   Los Angeles Cnty, CA Hlth Fac Auth Rev Olive
         View Med Ser A (Prerefunded @ 04/01/99) (AMBAC
         Insd)...........................................   9.100    04/01/01       112,420
    85   Los Angeles Cnty, CA Hlth Fac Auth Rev Olive
         View Med Ser A (Prerefunded @ 04/01/99) (AMBAC
         Insd)...........................................   9.200    04/01/02        95,736
   762   Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
         Lease Ltd (FSA Insd)............................   7.375    12/15/06       850,240
 4,000   Los Angeles, CA Unified Sch Dist Ctfs Partn
         Multi-Ppty Proj Rfdg (FSA Insd).................   5.625    11/01/13     4,000,360
   500   M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E
         (MBIA Insd).....................................   6.000    07/01/22       509,745
 1,300   Martinez, CA Ctfs Partn Martinez Pub Impt Corp
         (Prerefunded @ 12/01/98) (AMBAC Insd)...........   7.700    12/01/18     1,429,883
 1,250   North City West, CA Sch Fac Fin Auth Spl Tax Ser
         B Rfdg (FSA Insd)...............................   5.750    09/01/15     1,263,125
 1,640   North City West, CA Sch Fac Fin Auth Spl Tax Ser
         B Rfdg (FSA Insd)...............................   6.000    09/01/19     1,709,060
   500   Northern CA Pwr Agy Pub Pwr Rev Combustion
         Turbine Proj 1 Ser A Rfdg (MBIA Insd)...........   6.000    08/15/10       509,470
   400   Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj
         1 Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC
         Insd)...........................................   7.500    07/01/23       506,512
 2,500   Oakland, CA Jt Pwrs Fin Auth Lease Rev Oakland
         Admin Bldgs (AMBAC Insd)........................   5.750    08/01/26     2,521,950
 2,760   Oakland, CA Unified Sch Dist Alameda Cnty Cap
         Apprec Ser A (FGIC Insd)........................       *    08/01/13     1,052,360
 3,475   Oakland, CA Unified Sch Dist Alameda Cnty Cap
         Apprec Ser A (FGIC Insd)........................       *    08/01/14     1,234,702
 2,220   Oceanside, CA Cmnty Dev Mtg FHA North River Club
         Ser A Rfdg (MBIA Insd)..........................   5.850    07/01/16     2,220,000
   750   Oceanside, CA Ctfs Partn Corp Yard Proj Fin
         (Prerefunded @ 08/01/02) (AMBAC Insd)...........   7.300    08/01/21       871,320
 3,000   Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse
         Fltg) (MBIA Insd)...............................   8.705    04/01/22     3,382,500
 1,000   Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
         Insd)...........................................   6.100    03/01/16     1,046,690
 1,945   Pittsburg, CA Unified Sch Dist Ctfs Partn (AMBAC
         Insd)...........................................   6.300    09/01/15     2,070,939
 1,360   Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg
         (MBIA Insd).....................................   6.000    04/01/19     1,462,041
 1,000   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
         Redev Proj (MBIA Insd)..........................   7.125    09/01/19     1,087,570
 1,235   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
         Redev Proj (MBIA Insd)..........................   6.750    09/01/20     1,328,366
 1,265   Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
         Redev Proj (Prerefunded @ 09/01/99) (MBIA
         Insd)...........................................   6.750    09/01/20     1,374,865


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,680   Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
         Ser A Rfdg (AMBAC Insd).........................   6.000%   09/01/17  $  1,754,542
 1,000   Redding, CA Elec Sys Rev Ctfs Partn (Inverse
         Fltg) (MBIA Insd)...............................   8.751    07/08/22     1,235,000
 2,000   Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
         Insd)...........................................   5.625    09/01/18     1,980,060
 2,495   Rio Linda, CA Univ Sch Dist Ser A (AMBAC
         Insd)...........................................   6.250    08/01/15     2,643,702
 2,000   Rohnert Park, CA Hsg Fin Auth Rev Rancho Feliz
         Mobile Home Park (FSA Insd).....................   5.600    12/01/15     1,988,360
 1,500   Sacramento Cnty, CA Arpt Sys Rev Ser B
         (MBIA Insd).....................................   5.750    07/01/26     1,513,185
 2,000   Sacramento, CA Muni Util Dist Elec Rev Ser A
         Rfdg (MBIA Insd)................................   5.750    08/15/13     2,028,100
 2,500   San Bernardino Cnty, CA Ctfs Partn Ser B
         (Embedded Swap) (MBIA Insd).....................   7.650    07/01/16     2,489,375
 1,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
         Ser A (MBIA Insd)...............................   6.400    09/01/18     1,072,340
 1,000   San Gabriel, CA Unified Sch Dist Ctfs Partn (FSA
         Insd)...........................................   6.000    09/01/15     1,044,370
 5,750   San Jose, CA Fin Auth Rev Convention Proj Ser C
         (FSA Insd)......................................   6.375    09/01/13     6,127,890
 2,000   San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
         San Mateo Cnty Hlth Care Cent Ser A (FSA
         Insd)...........................................   6.000    07/15/09     2,116,000
 1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
         Replacement Proj Ser A (AMBAC Insd).............   6.875    11/15/14     1,139,540
 1,000   Shasta Lake, CA Ctfs Partn (FSA Insd)...........   6.000    04/01/16     1,043,060
 1,990   South Cnty, CA Regl Wastewtr Auth Rev Regl
         Wastewtr Fac Proj Ser A (FGIC Insd).............   6.000    08/01/14     2,066,515
 3,735   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/08     4,390,754
 3,000   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/09     3,522,180
 2,000   Southern CA Pub Pwr Auth Pwr Proj Rev Ser A Rfdg
         (AMBAC Insd)....................................   5.000    07/01/15     1,866,120
 1,050   Stockton, CA Rev Ctfs Partn Wastewtr Treatment
         Plant Expansion Ser A (FGIC Insd)...............   6.400    09/01/07     1,164,419
 1,015   Stockton, CA Rev Ctfs Partn Wastewtr Treatment
         Plant Expansion Ser A (FGIC Insd)...............   6.500    09/01/08     1,125,128
 1,710   Temecula Vly, CA Unified Sch Dist Ctfs Partn
         Rfdg (FSA Insd).................................   6.000    09/01/18     1,711,094
 2,000   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
         (MBIA Insd).....................................   6.750    01/01/12     2,044,300


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,200   University of CA Rev Multi Purp Proj Ser C Rfdg
         (AMBAC Insd)....................................   5.250%   09/01/12  $  2,157,276
 3,000   University of CA Rev Multi Purp Proj Ser D (MBIA
         Insd)...........................................   6.300    09/01/14     3,197,430
 5,525   Visalia, CA Ctfs Partn Multi Projs Ser B Rfdg
         (MBIA Insd).....................................   5.375    12/01/26     5,302,729
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  97.2%
  (Cost $157,870,573) (a)....................................................   168,504,039
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.5%...............................     2,600,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%..................................     2,183,577
                                                                               ------------
NET ASSETS  100.0%...........................................................  $173,287,616
                                                                               ============


*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost is $157,870,573; the aggregate gross unrealized appreciation is $10,650,744 and the aggregate gross unrealized depreciation is $17,278, resulting in net unrealized appreciation of $10,633,466.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $157,870,573)
  (Note 1)..................................................  $168,504,039
Short-Term Investments (Note 1).............................     2,600,000
Cash........................................................       152,362
Receivables:
  Interest..................................................     2,655,456
  Fund Shares Sold..........................................       203,931
Other.......................................................         4,765
                                                              ------------
      Total Assets..........................................   174,120,553
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       261,308
  Fund Shares Repurchased...................................       162,271
  Distributor and Affiliates (Notes 2 and 6)................       132,756
  Investment Advisory Fee (Note 2)..........................        70,414
Accrued Expenses............................................       118,669
Deferred Compensation and Retirement Plans (Note 2).........        87,519
                                                              ------------
      Total Liabilities.....................................       832,937
                                                              ------------
NET ASSETS..................................................  $173,287,616
                                                              ============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $167,515,030
Net Unrealized Appreciation on Securities...................    10,633,466
Accumulated Undistributed Net Investment Income.............       209,340
Accumulated Net Realized Loss on Securities.................    (5,070,220)
                                                              ------------
NET ASSETS..................................................  $173,287,616
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $142,457,720 and 8,091,788 shares of
    beneficial interest issued and outstanding).............  $      17.61
    Maximum sales charge (3.25%* of offering price).........           .59
                                                              ------------
    Maximum offering price to public........................  $      18.20
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,611,543 and 1,625,341 shares of
    beneficial interest issued and outstanding).............  $      17.60
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,218,353 and 126,025 shares of
    beneficial interest issued and outstanding).............  $      17.60
                                                              ============
*On sales of $25,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $10,309,803
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        827,860
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $345,296,
  $267,446 and $19,428, respectively) (Note 6)..............        632,170
Shareholder Services (Note 2)...............................        189,703
Trustees Fees and Expenses (Note 2).........................         34,968
Legal (Note 2)..............................................         26,352
Insurance (Note 1)..........................................          3,981
Other.......................................................        284,907
                                                                -----------
    Total Expenses..........................................      1,999,941
    Less Expenses Reimbursed (Note 2).......................         10,028
                                                                -----------
    Net Expenses............................................      1,989,913
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 8,319,890
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................    $ 2,165,958
  Options...................................................       (183,412)
  Futures...................................................        292,737
                                                                -----------
Net Realized Gain on Securities.............................      2,275,283
                                                                -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................     14,349,301
  End of the Period:
    Investments.............................................     10,633,466
                                                                -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................     (3,715,835)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............    $(1,440,552)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 6,879,338
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                       Year Ended           Year Ended
                                                    December 31, 1996    December 31, 1995
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................         $  8,319,890         $  8,348,656
Net Realized Gain on Securities.................            2,275,283               20,891
Net Unrealized Appreciation/Depreciation on
  Securities During the Period..................           (3,715,835)          18,451,807
                                                         ------------         ------------
Change in Net Assets from Operations............            6,879,338           26,821,354
                                                         ------------         ------------
Distributions from Net Investment Income:
  Class A Shares................................           (7,012,876)          (7,355,019)
  Class B Shares................................           (1,094,958)            (897,526)
  Class C Shares................................              (79,245)            (115,024)
                                                         ------------         ------------
Total Distributions.............................           (8,187,079)          (8,367,569)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................           (1,307,741)          18,453,785
                                                         ------------         ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.......................           25,623,230           24,793,274
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................            4,933,967            4,996,930
Cost of Shares Repurchased......................          (29,969,162)         (24,371,464)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................              588,035            5,418,740
                                                         ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...........             (719,706)          23,872,525
NET ASSETS:
Beginning of the Period.........................          174,007,322          150,134,797
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $209,340 and $0, respectively)................         $173,287,616         $174,007,322
                                                         ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                           Year Ended December 31
                                             --------------------------------------------------
              Class A Shares                  1996           1995    1994      1993      1992
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $17.736      $15.802   $18.286   $16.858   $16.259
                                              ------       ------    ------    ------    ------
Net Investment Income......................     .857         .884      .912      .967     1.004
Net Realized and Unrealized Gain/Loss on
  Securities...............................    (.145)       1.938    (2.484)    1.441      .585
                                              ------       ------    ------    ------    ------
Total from Investment Operations...........     .712        2.822    (1.572)    2.408     1.589
Less Distributions from and in Excess of
  Net Investment Income (Note 1)...........     .843         .888      .912      .980      .990
                                              ------       ------    ------    ------    ------
Net Asset Value, End of the Period.........  $17.605      $17.736   $15.802   $18.286   $16.858
                                              ======       ======    ======    ======    ======
Total Return* (a)..........................    4.20%       18.28%    (8.75%)   14.54%    10.08%
Net Assets at End of the Period (In
  millions)................................   $142.5       $147.6    $130.3    $151.1     $74.2
Ratio of Expenses to Average Net Assets*...    1.02%         .89%      .78%      .69%      .69%
Ratio of Net Investment Income to Average
  Net Assets*..............................    4.94%        5.23%     5.46%     5.37%     6.07%
Portfolio Turnover.........................      35%          42%       56%       36%       61%
* If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets....    1.03%        1.05%     1.08%     1.01%     1.08%
Ratio of Net Investment Income to Average
  Net Assets...............................    4.94%        5.07%     5.16%     5.05%     5.68%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          From May 1, 1993
                                              Year Ended December 31,     (Commencement of
                                            ---------------------------   Distribution) to
              Class B Shares                 1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................  $17.736   $15.805   $18.266             $17.570
                                             ------    ------    ------              ------
Net Investment Income.....................     .720      .766      .785                .549
Net Realized and Unrealized Gain/Loss on
  Securities..............................    (.142)    1.926    (2.482)               .705
                                             ------    ------    ------              ------
Total from Investment Operations..........     .578     2.692    (1.697)              1.254
Less Distributions from and in Excess of Net
Investment Income (Note 1)................     .711      .761      .764                .558
                                             ------    ------    ------              ------
Net Asset Value, End of the Period........  $17.603   $17.736   $15.805             $18.266
                                             ======    ======    ======              ======
Total Return* (a).........................    3.35%    17.33%    (9.39%)              7.25%**
Net Assets at End of the Period (In
  millions)...............................    $28.6     $24.6     $17.1               $15.3
Ratio of Expenses to Average Net
  Assets*.................................    1.79%     1.61%     1.52%               1.45%
Ratio of Net Investment Income to Average
  Net Assets*.............................    4.17%     4.51%     4.71%               4.06%
Portfolio Turnover........................      35%       42%       56%                 36%
* If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...    1.79%     1.77%     1.82%               1.77%
Ratio of Net Investment Income to Average
  Net Assets..............................    4.16%     4.35%     4.41%               3.74%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                From
                                                                           August 13, 1993
                                              Year Ended December 31,     (Commencement of
                                              -----------------------     Distribution) to
              Class C Shares                 1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..................................  $17.736   $15.798   $18.257             $18.010
                                             ------    ------    ------              ------
Net Investment Income.....................     .722      .758      .773                .307
Net Realized and Unrealized Gain/Loss on
  Securities..............................    (.145)    1.941    (2.468)               .258
                                             ------    ------    ------              ------
Total from Investment Operations..........     .577     2.699    (1.695)               .565
Less Distributions from and in Excess of Net
Investment Income (Note 1)................     .711      .761      .764                .318
                                             ------    ------    ------              ------
Net Asset Value, End of the Period........  $17.602   $17.736   $15.798             $18.257
                                            =======   =======   =======             =======
Total Return* (a).........................    3.35%    17.40%    (9.40%)            3.17%**
Net Assets at End of the Period
  (In millions)...........................     $2.2      $1.8      $2.8                $4.0
Ratio of Expenses to Average
  Net Assets*.............................    1.79%     1.60%     1.51%               1.45%
Ratio of Net Investment Income
  to Average Net Assets*..................    4.16%     4.50%     4.71%               3.82%
Portfolio Turnover........................      35%       42%       56%                 36%
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..............................    1.80%     1.75%     1.82%               1.76%
Ratio of Net Investment Income to Average
  Net Assets..............................    4.16%     4.34%     4.39%               3.52%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.

                               December 31, 1996
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $5,070,220, which will expire between December 31, 2002 and December 31, 2003.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. For the year ended December 31, 1996, 99.7% of the income distributions made by the Fund were exempt from federal income taxes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $76,529 were reclassified from accumulated undistributed net investment income to capital.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                               December 31, 1996
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
========================================================================
First $100 million......................................     .500 of 1%
Next $150 million.......................................     .450 of 1%
Next $250 million.......................................     .425 of 1%
Over $500 million.......................................     .400 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $24,600, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $142,100, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $63,700 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended December 31, 1996 the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

                               December 31, 1996
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1996, capital aggregated $136,025,511, $28,878,801 and
$2,610,718 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
================================================================================
Sales:
  Class A..........................................       986,895   $ 17,165,507
  Class B..........................................       439,621      7,596,970
  Class C..........................................        49,675        860,753
                                                       ----------   ------------
Total Sales........................................     1,476,191   $ 25,623,230
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       242,651   $  4,210,865
  Class B..........................................        38,588        669,630
  Class C..........................................         3,082         53,472
                                                       ----------   ------------
Total Dividend Reinvestment........................       284,321   $  4,933,967
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,457,342)  $(25,258,344)
  Class B..........................................      (240,656)    (4,180,690)
  Class C..........................................       (30,329)      (530,128)
                                                       ----------   ------------
Total Repurchases..................................    (1,728,327)  $(29,969,162)
                                                       ==========   ============

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $139,971,316, $24,804,730 and
$2,227,478 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                         SHARES        VALUE
================================================================================
Sales:
  Class A..........................................       986,569   $ 16,771,568
  Class B..........................................       434,181      7,401,889
  Class C..........................................        36,228        619,817
                                                       ----------   ------------
Total Sales........................................     1,456,978   $ 24,793,274
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       258,526   $  4,396,599
  Class B..........................................        31,979        544,950
  Class C..........................................         3,266         55,381
                                                       ----------   ------------
Total Dividend Reinvestment........................       293,771   $  4,996,930
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,170,822)  $(19,801,544)
  Class B..........................................      (157,415)    (2,652,072)
  Class C..........................................      (112,218)    (1,917,848)
                                                       ----------   ------------
Total Repurchases..................................    (1,440,455)  $(24,371,464)
                                                       ==========   ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
==============================================================================
First..............................................           3.00%      1.00%
Second.............................................           2.50%       None
Third..............................................           2.00%       None
Fourth.............................................           1.00%       None
Fifth and Thereafter...............................            None       None

                               December 31, 1996
--------------------------------------------------------------------------------

    For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $37,800 and CDSC on redeemed shares of approximately $53,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,483,216 and $65,652,566, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended December 31, 1996 were as follows:

                                                      CONTRACTS      PREMIUM
============================================================================
Outstanding at December 31, 1995................            -0-    $     -0-
Options Written and Purchased (Net).............            900     (454,138)
Options Terminated in Closing Transactions
  (Net).........................................           (900)     454,138
                                                           ----    ---------
Outstanding at December 31, 1996................            -0-    $     -0-
                                                           ====    =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally

                               December 31, 1996
--------------------------------------------------------------------------------

invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a notional par value of $100,000, for the year ended December 31, 1996, were as follows:

                                                                CONTRACTS
=========================================================================
Outstanding at December 31, 1995..........................            -0-
Futures Opened............................................            450
Futures Closed............................................           (450)
                                                                     ----
Outstanding at December 31, 1996..........................            -0-
                                                                     ====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $216,200.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Insured Tax Free Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 4, 1997

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULT OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 6,499,824 shares voted for the proposal, 195,936 shares voted against and 625,853 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 5,092,326 shares voted for the proposal, 287,087 shares voted against and 693,557 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 6,660,309 shares voted for the proposal, 81,901 shares voted against and 618,775 shares abstained.

                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Portfolio Highlights.............................   4
Performance in Perspective.......................   5
Portfolio Management Review......................   6
Portfolio of Investments.........................   8
Statement of Assets and Liabilities..............  20
Statement of Operations..........................  21
Statement of Changes in Net Assets...............  22
Financial Highlights.............................  23
Notes to Financial Statements....................  26
Report of Independent Accountants................  33

MIF ANR 2/97

                             LETTER TO SHAREHOLDERS




January 31, 1997

Dear Shareholder,
       We are pleased to report that
the Van Kampen American Capital
Municipal Income Fund has continued to
generate positive investment
performance. As noted in earlier
reports, VK/AC Holding Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                     [PHOTO]
management and investment banking. The
transaction was completed in October,
and we are excited about the              DENNIS J. MCDONNELL AND DON G. POWELL
opportunities it creates for investors.
As part of the acquisition, Van Kampen
American Capital became the distributor
of Morgan Stanley retail funds on
January 2, 1997.

ECONOMIC REVIEW
       The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
       Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
       Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.

                                                           Continued on page two

       The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
       Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
       We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
       One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities, such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
       While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.
       Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND


                                                             A Shares   B Shares   C Shares
 TOTAL RETURNS

One-year total return based on NAV(1).......................    4.07%      3.29%      3.16%
One-year total return(2)....................................    (.91%)     (.64%)     2.18%
Five-year average annual total return(2)....................    5.72%        N/A        N/A
Life-of-Fund average annual total return(2).................    7.00%      4.98%      3.78%
Commencement date........................................... 08/01/90   08/24/92   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)........................................    5.50%      5.03%      5.04%
Taxable-equivalent distribution rate(4).....................    8.59%      7.86%      7.88%
SEC Yield(5)................................................    4.86%      4.34%      4.34%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)  Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

 TOP TEN STATES AS OF DECEMBER 31, 1996

                                         PERCENTAGE OF FUND'S
                                        LONG-TERM INVESTMENTS
New York..............................          14.9%
Illinois..............................           9.5%
California............................           6.8%
Florida...............................           6.5%
Texas.................................           6.0%
Colorado..............................           5.5%
Alabama...............................           3.4%
Pennsylvania..........................           3.1%
Michigan..............................           2.9%
Utah..................................           2.8%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1996                                        AS OF JUNE 30, 1996 (1)
AAA..............  39.4%                                       AAA..............  34.9%
AA...............   6.7%                                       AA...............   8.1%
A................  13.0%            [PIE CHART]                A................  12.1%            [PIE CHART]
BBB..............  17.5%                                       BBB..............  19.0%
BB...............   2.6%                                       BB...............   4.1%
B................   0.4%                                       B................   0.4%
Non-Rated........  20.4%                                       Non-Rated........  21.4%

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS


      AS OF DECEMBER 31, 1996                                                   AS OF JUNE 30, 1996 (1)
Health Care.........................  17.9%                             Health Care.........................  21.3%
Industrial Revenue..................  12.5%                             Industrial Revenue..................  14.8%
General Purpose.....................  10.7%                             General Purpose.....................   7.7%
Single Family Housing...............   9.9%                             Single Family Housing...............   7.2%
Tax District........................   5.9%                             Tax District........................   6.1%

 DURATION

          As of December 31, 1996(1)         As of June 30, 1996(1)
Duration          7.80 years                        8.01 years

(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen American Capital Municipal Income Fund vs. Lehman Brothers Municipal Bond Index
    (August 1, 1990 through December 31, 1996)

                                   [GRAPH]


                        VKAC             Lehman Brothers
  Value at            Municipal          Municipal Bond
 December 31,        Income Fund             Index
    1990              9771.00              10,286.20
    1991            11,137.00              11,535.60
    1992            12,215.00              12,552.50
    1993            13,706.00              14,093.50
    1994            12,833.00              13,364.70
    1995            14,836.00              15,698.50
    1996            15,439.00              16,395.00




--------------------------------
Fund's Total Return
1 Year Avg. Annual     =   0.91%
5 Year Avg. Annual     =   5.72%
Inception Avg. Annual  =   7.00%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Municipal Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

Q     WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

A 1996 ushered in a favorable environment for the bond market. However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year. During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year-end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. For example, at the end of the year, 30-year tax-exempt yields averaged slightly less than 90 percent of taxable yields. Municipal bonds continue to represent good value in this range on an after-tax basis.

Q   WHAT OTHER FACTORS AFFECTED THE FUND?

A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.
    The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration, and any negative changes in federal legislation for infrastructure programs are expected be minor at best.
    The 1996 trend that probably had the most impact on the Fund was the rising number of insured issues that came to the market. AAA-rated insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent in 1996. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties, such as Los Angeles County, California and Miami, Florida. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive when compared to those on lower-rated securities.

Q   WHAT ACTIONS DID YOU TAKE IN RESPONSE TO THESE EVENTS?

A The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, consistent with the preservation of capital. We continued to seek to accomplish this objective by employing the following strategies.
    In terms of credit quality, approximately 39 percent of assets were AAA-rated, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. These bonds tend to involve little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 41 percent of assets are rated BBB or below or non-rated. While the high-quality holdings provide safety of principal and total return opportunities, the lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change. The combination of high-quality and lower-rated holdings helps balance the portfolio's volatility to interest rate movements. To establish and monitor the lower-rated exposure, we rely heavily on our credit research staff to identify relative value and specific securities which meet our internal credit standards.
    We had plenty of investment options in 1996. The supply of new bonds issued during the year totaled $183.5 billion, which was slightly higher than expected. We focused much of our attention on health-care, industrial revenue, and general purpose bonds as core holdings during the year, as these sectors tend to provide some of the most attractive yields in the tax-exempt markets. Health care, which is beginning to reap the rewards of managed care and consolidations, was the best-performing sector last year.
    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the bond's price sensitivity to interest rates. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 7.80 years, a relatively neutral level when compared to the Lehman Brothers Municipal Bond Index duration of 7.64 years.
    We also found value in the intermediate range of the yield curve. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long term yields, with about two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page four.

Q   HOW DID THE FUND PERFORM IN 1996?

A For the 12-month period ended December 31, 1996, the Fund generated a total return of 4.07 percent(1) (Class A shares at net asset value), placing it in the top half of the General Municipal Debt category as tracked by Lipper Analytical Services. By comparison, the market in general, as represented by the Lehman Brothers Municipal Bond Index, returned 4.43 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. The Fund's distribution rate was 5.50 percent(3) as of December 31, 1996 based upon a monthly dividend of $.0735 per Class A share and a maximum public offering price of $16.03. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.59 percent(4). Please refer to the chart on page three for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING MONTHS?

A The economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by shortening its duration to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, thereby keeping the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase, having a positive effect on the fixed-income market.
    We will closely monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Fund. Thank you for your continued confidence in your investment with Van Kampen American Capital.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
David C. Johnson

Portfolio Manager

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  3.4%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc Expansion Proj....   7.500%  09/15/11    $    2,101,617
  5,000   Alabama St Indl Dev Auth Solid Waste Disp Rev Pine City
          Fiber Co (b)................................................   6.450   12/01/23         5,016,550
  3,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC
          Insd) (c)...................................................   6.750   08/15/17         3,333,900
  5,205   Bay Minette, AL Indl Dev Brd Indl Dev Rev Coltec Inds Inc
          Rfdg........................................................   6.500   02/15/09         5,205,833
    875   Bessemer, AL Indl Dev Brd Rohn Inc Proj.....................   9.000   09/15/01           934,308
  1,750   Bessemer, AL Indl Dev Brd Rohn Inc Proj.....................   9.500   09/15/11         2,075,692
 13,400   Birmingham, AL Baptist Med Cent Baptist Hlth Sys Inc (MBIA
          Insd).......................................................   5.875   11/15/26        13,721,332
  1,250   Fort Payne, AL Wtrwrks Brd Wtr Rev (MBIA Insd)..............   5.300   07/01/11         1,241,887
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy
          Svcs Co Proj Rfdg...........................................   6.950   01/01/20         1,065,640
                                                                                             --------------
                                                                                                 34,696,759
                                                                                             --------------
          ALASKA  0.4%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj Ser 1 (BIGI
          Insd).......................................................   6.250   07/01/21         2,553,475
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline Rfdg..............   7.125   12/01/25         1,111,610
                                                                                             --------------
                                                                                                  3,665,085
                                                                                             --------------
          ARIZONA  2.2%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev Borden Inc
          Proj........................................................   5.040   10/01/12           999,340
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg...   6.500   07/01/09         1,040,210
  1,000   Pima Cnty, AZ Indl Dev Auth Single Family Mtg Rev (GNMA
          Collateralized) (c).........................................   6.625   11/01/14         1,041,890
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A..................   9.500   07/01/10         6,365,111
    500   Scottsdale, AZ Indl Dev Auth Rev 1st Mtg Westminster Village
          Ser A Rfdg..................................................   8.250   06/01/15           544,205
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd) (b)............................................   6.000   09/01/12         1,921,050
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd) (b)............................................   6.125   09/01/17         1,795,675
    500   Tempe, AZ Indl Dev Auth Indl Dev Rev Ser A..................   6.750   12/01/13           505,795
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed Aermod Cent
          Inc.........................................................   8.700   09/01/19         7,939,540
                                                                                             --------------
                                                                                                 22,152,816
                                                                                             --------------
          ARKANSAS  0.7%
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser A..........................................   7.500   01/31/06         5,251,200
  5,470   Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist
          No 8 AR Impt Ser B..........................................   7.500   01/31/06         1,641,000
                                                                                             --------------
                                                                                                  6,892,200
                                                                                             --------------
          CALIFORNIA  6.8%
  5,385   California Edl Fac Auth Rev College of Osteopathic Med
          Pacific (Prerefunded @ 06/01/03)............................   7.500   06/01/18         6,057,909
  2,880   California Edl Fac Auth Rev Univ of La Verne................   6.300   04/01/09         2,970,173
  4,980   California Hlth Fac Fin Auth Rev Kaiser Permanente Med Cent
          (c).........................................................   5.450   10/01/13         4,843,697
  4,745   California Hsg Fin Agy Rev Home Mtg Ser N (c)...............   6.375   02/01/27         4,840,090
  2,000   California Statewide Cmntys Dev Auth Rev Ctfs Partn Sisters
          Charity.....................................................   4.875   12/01/10         1,852,820
  2,000   Compton, CA Ctfs Partn Ser B................................   7.500   08/01/15         2,115,800
  4,285   Delano, CA Ctfs Partn Ser A.................................   9.250   01/01/22         4,825,767
  1,000   El Centro, CA Ctfs Partn....................................   7.000   06/01/19         1,018,110
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/10         1,206,044
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/11         2,482,129
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/13         1,425,568
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd).......       *   09/01/14         1,849,784
  3,500   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/19           963,480
  5,000   Escondido, CA Union High Sch Dist Cap Apprec (MBIA Insd)....       *   11/01/20         1,300,200
    965   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj
          Rfdg........................................................   7.875   02/01/15           993,960
  2,800   Los Angeles Cnty, CA Ctfs Partn.............................   6.100   11/01/01         2,972,144
  1,000   Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth Rev
          Grand Cent Sq Ser A.........................................   5.900   12/01/26           975,940

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------

          CALIFORNIA (CONTINUED)
$ 3,065   Los Angeles, CA Wastewater Sys Rev Ser A (FGIC Insd)........   5.000%  02/01/13    $    2,935,780
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA
          Insd).......................................................   6.125   03/15/23         1,047,820
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev......................       *   09/01/15           991,236
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/19           320,963
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/22           296,351
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)................       *   09/01/25           272,398
    900   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/10           425,628
    800   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/11           355,296
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/12           291,669
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/13           272,944
    700   Monterey, CA Regl Wastewater Fin Auth Wastewater Contract
          Rev (FSA Insd)..............................................       *   06/01/14           255,556
    500   Norco, CA Swr & Wtr Rev Rfdg................................   7.200   10/01/19           532,530
    300   Northern CA Pwr Agy Pub Pwr Rev Geothermal Proj No 3 Ser
          A...........................................................   5.000   07/01/09           291,582
  3,200   Orange Cnty, CA Cmnty Fac Dist Spl Tax No 88-1 Aliso Viejo
          Ser A (Prerefunded @ 08/15/02)..............................   7.350   08/15/18         3,728,288
  6,450   Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd) (c).........   6.000   07/01/07         6,971,934
  1,000   Redondo Beach, CA Pub Fin South Bay Cent Redev Proj.........   7.125   07/01/26         1,056,300
  4,000   Riverside Cnty, CA Air Force Village West Inc Ser A Rfdg....   8.125   06/15/20         4,271,320
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Ser B Rfdg................   7.500   09/01/16         2,034,200
                                                                                             --------------
                                                                                                 69,045,410
                                                                                             --------------
          COLORADO  5.5%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A..................   8.875   08/01/10         3,819,090
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A (c)..............   8.875   08/01/12         5,459,649
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser
          C...........................................................       *   08/31/26         1,271,025
  1,010   Arapahoe Cnty, CO Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   8.375   08/01/19         1,050,026
    500   Berry Creek Metro Dist CO...................................   8.250   12/01/11           551,550
    500   Boulder Cnty, CO Indl Dev Rev Boulder Med Cent Proj.........   8.875   01/01/17           515,875
  1,000   Bowles Metro Dist CO........................................   7.750   12/01/15         1,027,870
  1,500   Colorado Hlth Fac Auth Rev PLS Hlth Sys Proj Ser A
          (Prerefunded @ 02/15/01) (FSA Insd).........................   6.250   02/15/21         1,625,310
  2,000   Denver, CO City & Cnty Arpt Rev Ser A.......................   7.000   11/15/99         2,124,860
  8,550   Denver, CO City & Cnty Arpt Rev Ser A.......................   8.500   11/15/23         9,763,074
  5,000   Denver, CO City & Cnty Arpt Rev Ser A (c)...................   8.000   11/15/25         5,586,450
  2,750   Denver, CO City & Cnty Spl Fac Arpt Rev United Airls Proj
          Ser A.......................................................   6.875   10/01/32         2,878,865
  1,000   Edgewater, CO Redev Auth Tax Increment Rev..................   6.750   12/01/08         1,072,260
    950   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/12           383,572
    905   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/13           341,439
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/14           466,026
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/15           472,548
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/16           441,123
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser A (MBIA
          Insd).......................................................       *   12/15/18           364,872
  3,690   Jefferson Cnty, CO Residential Mtg Rev......................  11.500   09/01/12         6,051,526
  5,000   Meridian Metro Dist CO Peninsular & Oriental Steam Navig Co
          Rfdg........................................................   7.500   12/01/11         5,506,700
  5,000   University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd)......   6.400   11/15/22         5,302,000
                                                                                             --------------
                                                                                                 56,075,710
                                                                                             --------------
          CONNECTICUT  1.4%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
          AHF/Hartford (c)............................................   7.125   11/01/14         5,693,638
  1,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser A..........   6.500   09/01/06         1,032,840
  5,000   Mashantucket Western Pequot Tribe CT Spl Rev Ser A..........   6.400   09/01/11         5,117,100


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------

          CONNECTICUT (CONTINUED)
$ 2,735   Waterbury, CT Hsg Auth Multi-Family Mtg 2nd Lien Proj Ser B
          (GNMA Collaterized).........................................   5.850%  02/01/37    $    2,640,752
                                                                                             --------------
                                                                                                 14,484,330
                                                                                             --------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub Radio Ser A...............   7.700   01/01/23         2,660,675
                                                                                             --------------
          FLORIDA  6.4%
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.500   10/01/02           529,980
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg &
          Impt........................................................   7.875   10/01/08           556,810
  2,000   Brevard Cnty, FL Sch Brd Ctfs Ser B (AMBAC Insd)............   5.500   07/01/21         1,972,200
  1,000   Broward Cnty, FL Edl Fac Auth Rev Rfdg (Prerefunded @
          04/01/99)...................................................   8.500   04/01/10         1,110,540
  1,635   Broward Cnty, FL Res Recovery Rev Waste Energy North Proj...   7.950   12/01/08         1,797,110
  2,140   Broward Cnty, FL Res Recovery Rev Waste Energy South Proj...   7.950   12/01/08         2,352,181
  1,000   Charlotte Cnty, FL Hosp Rev Bon Secours Hlth Saint Joseph
          Ser A (Prerefunded @ 08/15/98)..............................   8.250   08/15/18         1,086,120
  3,000   Collier Cnty, FL Indl Dev Auth Indl Dev Rev Rfdg............   6.500   10/01/25         2,971,470
 14,465   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg (AMBAC
          Insd).......................................................       *   10/01/21         3,319,139
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg
          (MBIA Insd).................................................       *   02/01/18         6,868,320
  2,000   Dade Cnty, FL Prof Sports Franchise Fac Tax Rev (MBIA
          Insd).......................................................       *   10/01/24           417,820
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg............   7.250   06/01/23           616,263
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)....................................   7.250   06/01/23           655,632
 10,000   Florida St Muni Pwr Agy Rev (AMBAC Insd)....................   4.500   10/01/27         8,299,200
  2,255   Greater Orlando Aviation Auth Orlando FL Arpt Fac Rev.......   8.375   10/01/16         2,430,213
    245   Greater Orlando Aviation Auth Orlando FL Arpt Fac Rev
          (Prerefunded @ 10/01/98)....................................   8.375   10/01/16           267,476
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown
          Cogeneration Proj A Rfdg....................................   7.875   12/15/25         3,303,174
  1,500   Orange Cnty, FL Hlth Fac Auth Rev 1st Mtg Orlando Lutheran
          Tower.......................................................   8.750   07/01/26         1,588,125
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys
          (AMBAC Insd)................................................   5.250   11/15/20           958,600
  1,000   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd)............   6.000   10/01/16         1,020,190
  5,300   Palm Bay, FL Util Rev Palm Bay Util Corp Proj Rfdg (MBIA
          Insd).......................................................   5.000   10/01/22         4,858,510
  5,040   Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth Sys Rev Sun
          Coast Hosp Ser A (Prerefunded @ 03/01/00)...................   8.500   03/01/20         5,744,542
  2,000   Santa Rosa Bay Bridge Auth FL...............................   6.250   07/01/28         1,979,620
  4,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Pptys....   6.700   07/01/25         3,827,560
  4,220   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Park (Prerefunded @ 07/01/02)..............  10.000   07/01/22         5,290,403
  1,000   Tampa Palms, FL Open Space & Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj............................................   8.500   05/01/17           996,070
    670   Tampa, FL Cap Impt Pgm Rev Ser A............................   8.250   10/01/18           712,398
                                                                                             --------------
                                                                                                 65,529,666
                                                                                             --------------
          GEORGIA  1.7%
  3,000   Atlanta, GA Arpt Fac Rev....................................   6.250   01/01/21         3,088,230
  2,813   Cobb Cnty, GA Dev Auth Rev Grantor Trust Ctfs Franklin
          Forest Ser A................................................   8.000   06/01/22         2,854,687
  1,250   Georgia Muni Elec Auth Pwr Rev Ser O........................   8.125   01/01/17         1,324,275
  1,750   Georgia Muni Elec Auth Pwr Rev Ser Q........................   8.375   01/01/16         1,858,238
  5,000   Georgia St Hsg & Fin Auth...................................   6.450   12/01/27         5,121,400
  1,500   Municipal Elec Auth GA Spl Oblig (MBIA Insd)................   6.500   01/01/20         1,712,610
  1,000   Rockdale Cnty, GA Dev Auth Solid Waste Disposal Rev.........   7.500   01/01/26         1,038,240
                                                                                             --------------
                                                                                                 16,997,680
                                                                                             --------------
          HAWAII  2.6%
  4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)................   6.350   07/01/07         4,472,787
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co
          (MBIA Insd).................................................   6.550   12/01/22        15,172,587
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc.......   9.700   06/01/20         2,499,719
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.350   07/01/07         1,626,969

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          HAWAII (CONTINUED)
$ 1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)...................   6.400%  07/01/08    $    1,717,669
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)...................   7.000   07/01/17           542,595
                                                                                             --------------
                                                                                                 26,032,326
                                                                                             --------------
          ILLINOIS  9.5%
  4,500   Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq
          Proj........................................................   9.250   02/01/12         5,071,770
  1,350   Bridgeview, IL Tax Increment Rev Rfdg.......................   9.000   01/01/11         1,491,574
  7,000   Broadview, IL Tax Increment Rev Sr Lien.....................   8.250   07/01/13         7,595,140
  1,000   Chicago, IL Gas Supply Rev Ser A............................   8.100   05/01/20         1,106,300
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago..........   7.000   01/01/11         1,160,600
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc...   8.500   05/01/18         4,411,120
  4,955   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc
          Ser B.......................................................   8.950   05/01/18         5,642,952
  2,250   Chicago, IL Park Dist (MBIA Insd)...........................   5.600   01/01/21         2,216,430
  2,000   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized).............................................   7.000   09/01/27         2,206,200
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn
          (FGIC Insd).................................................   8.750   01/01/07         1,277,720
  1,000   Crestwood, IL Tax Increment Rev Rfdg........................   7.250   12/01/08         1,011,890
    870   Hanover Park, IL Rev 1st Mtg Winsdor Park Manor Proj........   9.250   12/01/07           926,889
  1,200   Hodgkins, IL Tax Increment..................................   9.500   12/01/09         1,397,544
  3,400   Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01).........   9.500   12/01/09         4,187,032
  1,500   Hodgkins, IL Tax Increment Rev Ser A Rfdg...................   7.625   12/01/13         1,553,925
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev Proj Ser A....   8.500   12/01/15         1,551,225
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev Libertyville Towers
          Ser A.......................................................   6.500   09/01/09         1,038,780
    650   Illinois Dev Fin Auth Rev Cmnty Fac Clinic Altgeld Proj.....   8.000   11/15/06           652,321
  5,000   Illinois Edl Fac Auth Rev Advocate Hlth Ser A Rfdg (MBIA
          Insd) (b)...................................................   5.875   08/15/22         5,012,850
  1,000   Illinois Edl Fac Auth Rev Lake Forest College (FSA Insd)....   6.750   10/01/21         1,104,790
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01)....................................   6.900   12/01/21         1,123,890
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries Proj.........   7.500   08/15/26         1,008,510
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A
          (Prerefunded @ 10/01/02)....................................   9.500   10/01/22         5,140,252
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj B
          (Prerefunded @ 10/01/02)....................................   9.000   10/01/22         2,441,140
  2,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A
          Rfdg........................................................   7.400   08/15/23         2,539,600
    525   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D..........   9.500   11/15/15           598,584
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D
          (Prerefunded @ 11/15/00)....................................   9.500   11/15/15           507,531
  1,000   Illinois Hlth Fac Auth Rev IL Masonic Med Cent Ser B
          (Prerefunded @ 10/01/99)....................................   7.700   10/01/19         1,107,610
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp.........................   7.250   05/01/22         1,056,010
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem Hosp............   6.750   08/15/11         1,063,990
  2,600   Illinois Hlth Fac Auth Rev United Med Cent (Prerefunded @
          07/01/03)...................................................   8.375   07/01/12         3,127,774
  6,100   Illinois Hsg Dev Auth Residential Mtg Rev (Inverse Fltg)....   9.613   02/13/18         6,557,500
  6,000   Metropolitan Pier & Expo IL Cap Apprec Rfdg McCormack Ser A
          (MBIA Insd).................................................       *   12/15/24         1,204,200
  6,260   Metropolitan Pier & Expo IL Cap Apprec Rfdg McCormack Ser A
          (MBIA Insd).................................................       *   06/15/25         1,220,763
  1,250   Mill Creek Wtr Reclamation Dist IL Swr Rev..................   8.000   03/01/10         1,288,313
    750   Mill Creek Wtr Reclamation Dist IL Wtrwrks Rev..............   8.000   03/01/10           772,988
  1,755   Northern Cook Cnty, IL Solid Waste Agy Contract Rev Ser A
          Rfdg (MBIA Insd)............................................   5.300   05/01/09         1,708,422
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd)....................   8.000   06/01/17         3,654,196
  2,000   Robbins, IL Res Recovery Rev................................   8.375   10/15/16         2,071,100
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins Res Partn
          Ser B.......................................................   8.375   10/15/16         3,106,650
    820   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.200   12/01/04           865,239
    500   Round Lake Beach, IL Tax Increment Rev Rfdg.................   7.500   12/01/13           514,665
  1,620   Saint Charles, IL Indl Dev Rev Tri-City Cent Proj...........   7.500   11/01/13         1,656,855


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,490   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A (MBIA Insd)....   5.800%  04/01/10    $    1,533,016
                                                                                             --------------
                                                                                                 96,485,850
                                                                                             --------------
          INDIANA  0.8%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co Proj No 14......   6.700   11/01/12         1,005,990
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl Hosp Inc........   7.000   07/01/12         2,994,585
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.750   02/01/14           630,465
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser D...............   6.500   02/01/22           456,223
  1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev......................   6.500   09/01/13         1,070,270
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med Cent Inc
          Rfdg........................................................   8.500   04/15/03         1,687,575
                                                                                             --------------
                                                                                                  7,845,108
                                                                                             --------------
          IOWA  0.5%
 19,390   Iowa Hsg Fin Auth Single Family Hsg Rev 1984 Ser A (AMBAC
          Insd).......................................................       *   09/01/16         2,199,020
  3,000   Muscatine, IA Elec Rev Rfdg.................................   5.000   01/01/08         2,951,460
                                                                                             --------------
                                                                                                  5,150,480
                                                                                             --------------
          KANSAS  0.2%
  1,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) (c).............................................   7.000   06/01/31         1,106,800
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A..............   7.750   11/15/24         1,083,340
                                                                                             --------------
                                                                                                  2,190,140
                                                                                             --------------
          KENTUCKY  2.3%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc Rfdg.........   6.550   03/01/09         1,023,560
  2,800   Elizabethtown, KY Indl Dev Rev Coltec Inds Inc..............   9.875   10/01/10         2,829,204
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni Multi-Lease Ser
          A...........................................................       *   08/15/14         3,310,513
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse
          Fltg) (MBIA Insd)...........................................   8.648   10/09/08         4,610,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland Hosp Corp
          Ser A Rfdg & Impt (FSA Insd)................................   6.125   02/01/12         1,313,250
  1,710   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)................   7.450   01/01/23         1,793,089
  8,000   Kentucky St Tpk Auth Res Recovery Rd Rev Ser A..............   5.000   07/01/08         7,812,080
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A......................   5.500   07/01/07         1,000,710
                                                                                             --------------
                                                                                                 23,692,406
                                                                                             --------------
          LOUISIANA  1.2%
  1,000   Hodge, LA Util Rev Stone Container Corp Ser 1990............   9.000   03/01/10         1,082,630
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev Advanced Polymer
          Proj Ser 1985...............................................  10.000   11/15/04         2,585,587
  1,000   Lake Charles, LA Harbor & Terminal Dist Port Fac Rev
          Trunkline Rfdg..............................................   7.750   08/15/22         1,139,520
    445   Louisiana Pub Fac Auth Rev Beverly Enterprises Inc Rfdg.....   8.250   09/01/08           483,012
 10,000   Orleans Parish, LA Sch Brd Rfdg (FGIC Insd).................       *   02/01/15         3,600,200
  1,000   Port New Orleans, LA Indl Dev Rev Avondale Inds Inc Proj
          Rfdg........................................................   8.250   06/01/04         1,082,620
  1,000   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr & Lt Co.....   8.250   06/01/14         1,093,780
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util
          Co Proj Ser A...............................................   7.500   05/01/15         1,502,452
                                                                                             --------------
                                                                                                 12,569,801
                                                                                             --------------
          MAINE  1.4%
  1,500   Maine Edl Ln Marketing Corp Student Ln Rev Ser A4 (c).......   5.450   11/01/99         1,535,010
 12,750   Maine St Hsg Auth Mtg Purchase Ser B2 (AMBAC Insd)..........   6.450   11/15/26        13,006,147
                                                                                             --------------
                                                                                                 14,541,157
                                                                                             --------------
          MARYLAND  0.3%
  1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg..................................................   7.550   06/01/17         1,594,530
  1,000   Maryland St Energy Fin Admin Ltd Oblig Rev Cogeneration AES
          Warrior Run.................................................   7.400   09/01/19         1,056,440
                                                                                             --------------
                                                                                                  2,650,970
                                                                                             --------------
          MASSACHUSETTS  2.0%
  1,000   Boston, MA Rev Boston City Hosp (FHA Gtd)...................   7.625   02/15/21         1,127,320
  1,515   Massachusetts Edl Ln Auth Rev Issue E Ser A (AMBAC Insd)....   7.000   01/01/10         1,595,007


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 4,200   Massachusetts St Hlth & Edl Fac Auth Rev New England Med
          Cent Hosp Ser G (Embedded Swap) (MBIA Insd).................   3.100%  07/01/13    $    3,642,240
  4,000   Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent
          Ser A.......................................................   5.750   10/01/06         3,676,120
  1,000   Massachusetts St Hsg Fin Agy Multi-Family Residential Hsg
          Ser A.......................................................   8.750   08/01/08         1,046,240
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc Proj...   8.450   07/01/18         1,543,590
  1,000   Massachusetts St Indl Fin Agy Rev 1st Mtg Reeds Landing
          Proj........................................................   8.625   10/01/23         1,076,270
    990   Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assoc
          Proj........................................................   8.800   06/01/14         1,091,861
  1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment American
          Hingham.....................................................   6.600   12/01/15         1,033,880
  2,000   Massachusetts St Wtr Res Auth Ser A (Prerefunded @
          04/01/00)...................................................   7.500   04/01/16         2,230,080
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A..........................   7.000   04/01/22         2,228,200
                                                                                             --------------
                                                                                                 20,290,808
                                                                                             --------------
          MICHIGAN  2.9%
  1,000   Detroit, MI Area No 1 Ser A (Prerefunded @ 07/01/99)........   7.600   07/01/10         1,097,300
  3,500   Detroit, MI Downtown Dev Auth Tax Increment Rev.............   6.200   07/01/17         3,602,970
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev Munson
          Hlthcare Ser A Rfdg (AMBAC Insd)............................   6.250   07/01/12         2,122,040
  1,775   Michigan St Hosp Fin Auth Rev Garden City Hosp..............   8.300   09/01/02         1,866,022
  2,250   Michigan St Hosp Fin Auth Rev Mercy Hlth Svcs Ser R (AMBAC
          Insd).......................................................   5.375   08/15/26         2,156,670
  5,600   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded
          Swap) (AMBAC Insd)..........................................   5.140   04/01/04         5,430,880
 11,000   Michigan St Strategic Fd Ltd Oblig Rev Great Lakes Pulp &
          Fibre Proj (e)..............................................  10.250   12/01/16         6,242,390
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev Genesee Pwr...   7.500   01/01/21         4,582,035
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg Ser A Rfdg
          (FHA Gtd)...................................................   6.600   06/01/13         1,047,880
  1,000   Royal Oak, MI Hosp Fin Auth Hosp Rev Ser D (Prerefunded @
          01/01/01)...................................................   6.750   01/01/20         1,100,400
                                                                                             --------------
                                                                                                 29,248,587
                                                                                             --------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family Rev Cottages..............   9.250   02/01/22         1,069,510
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg......   5.000   01/01/16         1,831,220
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser C...........   5.000   01/01/17         1,133,225
                                                                                             --------------
                                                                                                  4,033,955
                                                                                             --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl Rev
          Weyerhaeuser Co Rfdg (Inverse Fltg).........................   8.900   04/01/22         5,577,450
  1,155   Ridgeland, MS Urban Renewal Rev The Orchard Ltd Proj Ser A
          Rfdg........................................................   7.750   12/01/15         1,205,601
                                                                                             --------------
                                                                                                  6,783,051
                                                                                             --------------
          MISSOURI  1.6%
  2,835   Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A....   5.750   10/01/06         2,911,347
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John Knox Vlg
          Proj Rfdg & Impt............................................   7.125   08/15/12         2,124,480
  1,660   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd).........................................   7.250   06/01/04         1,886,789
  3,920   Missouri St Econ Dev Export & Infrastructure Brd Med Office
          Fac Rev (MBIA Insd).........................................   7.250   06/01/14         4,519,054
  1,000   Missouri St Hlth & Edl Fac Auth.............................   8.125   10/01/10         1,113,690
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home Rev Mary
          Queen & Mother Proj Rfdg (GNMA Collateralized)..............   7.125   03/20/23         2,271,605
    915   Saint Louis, MO Tax Increment Rev Scullin Redev Area Ser
          A...........................................................  10.000   08/01/10         1,094,148
                                                                                             --------------
                                                                                                 15,921,113
                                                                                             --------------
          NEBRASKA  0.8%
  1,400   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................  11.429   09/10/30         1,562,750
    850   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.273   09/15/24           898,875
  4,800   Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized).......................................   9.913   10/17/23         5,220,000
                                                                                             --------------
                                                                                                  7,681,625
                                                                                             --------------
          NEVADA  1.2%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A (FGIC Insd)
          (c).........................................................   6.700   06/01/22         4,307,960


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          NEVADA (CONTINUED)
$ 2,430   Henderson, NV Loc Impt Dist No T-4 Ser A....................   8.500%  11/01/12    $    2,552,812
  2,065   Nevada Hsg Div Multi-Unit Hsg Arville Et Cetera Proj (FNMA
          Collateralized).............................................   6.500   10/01/16         2,119,434
  3,475   Nevada Hsg Div Multi-Unit Hsg Arville Et Cetera Proj (FNMA
          Collateralized).............................................   6.600   10/01/23         3,566,149
                                                                                             --------------
                                                                                                 12,546,355
                                                                                             --------------
          NEW HAMPSHIRE  1.5%
  3,180   New Hampshire Higher Edl & Hlth Crotched Mtn Rehab Cent
          (MBIA Insd).................................................   5.750   01/01/13         3,221,277
  3,500   New Hampshire Higher Edl & Hlth Crotched Mtn Rehab Cent
          (AMBAC Insd)................................................   5.875   01/01/20         3,529,995
  1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev................   8.800   06/01/09         1,654,753
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster
          College Issue Rfdg..........................................   7.625   07/01/16         2,117,680
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev New London Hosp
          Assn Proj...................................................   7.500   06/01/05         1,101,180
  1,000   New Hampshire St Business Fin Auth Elec Fac Rev Plymouth
          Cogeneration................................................   7.750   06/01/14         1,029,990
  1,000   New Hampshire St Indl Dev Auth Rev Pollutn Ctl Ser B........  10.750   10/01/12         1,065,840
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC Insd).........   6.750   11/01/11         1,128,060
                                                                                             --------------
                                                                                                 14,848,775
                                                                                             --------------
          NEW JERSEY  1.6%
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg (MBIA
          Insd).......................................................   7.530   08/15/10         6,705,730
  1,600   New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G
          Rfdg........................................................   8.400   12/15/15         1,676,464
  2,000   New Jersey Econ Dev Auth Indl Dev Rev Newark Airport Marriot
          Hotel Rfdg..................................................   7.000   10/01/14         2,072,520
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes.........   7.500   07/01/20         1,016,320
  1,000   New Jersey Econ Dev Auth Rev United Methodist Homes Oblig
          Ser A.......................................................   7.500   07/01/25         1,019,260
  3,200   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd).......   6.500   01/01/16         3,621,152
                                                                                             --------------
                                                                                                 16,111,446
                                                                                             --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev San Juan Regl
          Med Cent Inc Proj...........................................   7.900   06/01/11         2,785,700
                                                                                             --------------
          NEW YORK  14.8%
  3,100   Clifton Springs, NY Hosp & Clinic Hosp Rev Rfdg.............   8.000   01/01/20         3,195,015
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev Burrows Paper
          Corp Recycling..............................................   8.000   01/01/09         2,462,075
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 5
          Rfdg........................................................   7.000   07/01/12         5,412,250
  3,500   Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 7
          Rfdg........................................................   4.750   07/01/19         2,920,190
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser G (MBIA Insd)....   5.500   07/01/15         1,471,860
     41   Municipal Assist Corp Troy NY Cap Apprec Ser C (MBIA
          Insd).......................................................       *   07/15/21            10,238
     62   Municipal Assist Corp Troy NY Cap Apprec Ser C (MBIA
          Insd).......................................................       *   01/15/22            15,071
  1,000   New York City Indl Dev Agy Civic Fac Marymount Manhattan
          College Proj................................................   7.000   07/01/23         1,040,530
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B.....   5.000   06/15/17         3,721,365
  5,000   New York City Ser A.........................................   7.000   08/01/07         5,531,900
  2,500   New York City Ser B.........................................   7.500   02/01/07         2,780,925
  8,000   New York City Ser B (AMBAC Insd)............................   7.250   08/15/07         9,353,520
  5,000   New York City Ser C Rfdg....................................   6.500   08/01/04         5,305,050
  6,680   New York City Unrefunded Bal Ser C Subser C1................   7.500   08/01/20         7,468,708
    820   New York City Ser C Subser C1 (Prerefunded @ 08/01/02)......   7.500   08/01/20           949,068
  2,000   New York City Ser D Rfdg....................................   8.000   02/01/05         2,326,880
  2,200   New York City Ser E.........................................   5.700   08/01/08         2,194,720
  2,400   New York St Dorm Auth Rev Mental Hlth Svcs Fac Impt E (AMBAC
          Insd) (b)...................................................   5.000   02/15/06         2,406,840
  5,000   New York St Dorm Auth Rev City Univ Ser F...................   5.500   07/01/12         4,833,100
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser A.............   5.500   05/15/10         2,681,250
 15,800   New York St Dorm Auth Rev St Univ Edl Fac Ser C.............   5.400   05/15/23        14,560,964
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse
          Fltg).......................................................   8.721   04/01/20         2,750,000


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara
          Mohawk Pwr Corp Ser A Rfdg (FGIC Insd)......................   7.200%  07/01/29    $    2,302,040
  1,000   New York St Environmental Fac Corp Wtr Fac Rev Long Island
          Wtr Corp Proj A.............................................  10.000   10/01/17         1,053,600
 23,055   New York St Loc Govt Assistance Corp Ser C Rfdg.............   5.000   04/01/21        20,848,175
  1,955   New York St Med Care Fac Fin Agy Rev Hosp & Nursing Home Mtg
          (FHA Gtd) (Prerefunded @ 02/15/99)..........................   7.250   02/15/09         2,114,860
    490   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A.......................................................   7.750   08/15/11           550,618
  1,320   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser A (Prerefunded @ 02/15/01)..............................   7.750   08/15/11         1,507,295
    495   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C.......................................................   7.300   02/15/21           544,886
  1,505   New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac
          Ser C (Prerefunded @ 08/15/01)..............................   7.300   02/15/21         1,709,244
  1,000   New York St Med Care Fac Fin Agy Rev Mtg Hosp Ser A Rfdg
          (Prerefunded @ 08/15/97) (FHA Gtd)..........................   8.000   02/15/25         1,047,190
  1,000   New York St Med Care Fac Fin Agy Rev North Genl Hosp........   7.400   02/15/19         1,048,920
  5,000   New York St Mtg Agy Rev Homeowner Mtg Ser 52................   6.100   04/01/26         5,039,850
  2,400   New York St Urban Dev Corp Rev Correctional Cap Fac Rfdg....   5.625   01/01/07         2,413,032
 19,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd).............................................   5.250   01/01/14        19,188,000
  1,500   New York St Urban Dev Corp Rev Correctional Cap Fac Ser A
          Rfdg (FSA Insd).............................................   5.250   01/01/21         1,416,990
  2,000   New York St Urban Dev Corp Rev Fac (Prerefunded @
          04/01/01)...................................................   7.500   04/01/20         2,274,760
  1,000   Port Auth NY & NJ Cons 95th Ser.............................   6.125   07/15/22         1,040,680
  3,125   Yonkers, NY Ser C (AMBAC Insd)..............................   5.125   08/01/09         3,075,094
                                                                                             --------------
                                                                                                150,566,753
                                                                                             --------------
          NORTH CAROLINA  0.9%
  3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev Solid
          Waste Weyerhaeuser Co.......................................   5.650   12/01/23         2,936,910
  7,695   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev (Prerefunded @
          01/01/22)...................................................   4.500   01/01/24         6,533,209
                                                                                             --------------
                                                                                                  9,470,119
                                                                                             --------------
          NORTH DAKOTA  0.3%
  1,220   Mercer Cnty, ND Pollutn Ctl Rev Basin Elec Pwr Ser E........   7.000   01/01/19         1,291,358
  2,000   Ward Cnty, ND Hlthcare Fac Rev Saint Joseph's Hosp Corp
          Proj........................................................   8.875   11/15/24         2,226,020
                                                                                             --------------
                                                                                                  3,517,378
                                                                                             --------------
          OHIO  2.2%
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @ 09/15/02).....   8.000   09/15/12           592,430
    750   Coshocton Cnty, OH Solid Waste Disp Rev Stone Container Corp
          Proj Rfdg...................................................   7.875   08/01/13           805,050
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings Hall............   7.300   11/15/23         1,028,200
    435   Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj
          Rfdg........................................................   8.500   01/01/03           468,926
  2,045   Montgomery Cnty, OH Hosp Rev Dayton Osteopathic Hosp Proj
          Rfdg........................................................   6.000   12/01/12         2,003,261
  7,940   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized).......................................   9.849   03/31/31         8,704,225
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding Ltd Partnership
          Proj Rfdg (AMBAC Insd)......................................   6.375   04/01/29         1,067,190
  4,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   8.250   10/01/14         4,113,400
  2,000   Ohio St Solid Waste Rev Republic Engineered Steels Proj.....   9.000   06/01/21         2,137,300
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj Rfdg...........   7.750   12/01/09         1,509,690
                                                                                             --------------
                                                                                                 22,429,672
                                                                                             --------------
          OKLAHOMA  1.7%
  7,685   Grand River Dam Auth OK Rev.................................   5.000   06/01/12         7,432,087
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd).......   5.250   12/01/22         1,918,600
  2,695   Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B (GNMA
          Collateralized).............................................   7.997   08/01/18         3,014,923
  1,635   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent
          (Prerefunded @ 06/01/03)....................................   7.200   06/01/17         1,885,024
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls Inc.............   7.600   12/01/30         1,084,310
  1,500   Woodward, OK Muni Auth Sales Tax & Util (Prerefunded @
          11/01/97)...................................................   8.000   11/01/12         1,566,975
                                                                                             --------------
                                                                                                 16,901,919
                                                                                             --------------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          OREGON  0.4%
$ 4,000   Oregon St Econ Dev Rev Georgia Pacific Corp.................   6.350%  08/01/25    $    4,084,040
    500   Salem, OR Hosp Fac Auth Rev Cap Manor Inc...................   7.500   12/01/24           522,525
                                                                                             --------------
                                                                                                  4,606,565
                                                                                             --------------
          PENNSYLVANIA  3.1%
    500   Chartiers Vly, PA Indl & Commercial Dev Auth 1st Mtg Rev....   7.250   12/01/11           511,425
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev (AMBAC
          Insd) (c)...................................................   5.650   05/15/20         4,891,800
  1,750   Emmaus, PA Genl Auth Rev Ser A (BIGI Insd)..................   8.150   05/15/18         1,862,385
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd)..................   7.900   05/15/18         2,674,425
    500   Erie Cnty, PA Hosp Auth Rev Metro Hlth Cent.................   7.250   07/01/12           457,110
  5,000   Hazelton, PA Area Sch Dist Comp Interest Ser B (FGIC
          Insd).......................................................       *   03/01/18         1,499,900
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church
          of Christ Homes Rfdg........................................   6.750   10/01/10         1,013,960
    955   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg......................   8.000   08/01/12           997,211
  1,315   Luzerne Cnty, PA Indl Dev Auth 1st Mtg Gross Rev Rfdg.......   7.875   12/01/13         1,381,802
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj
          (Crossover Rfdg @ 10/01/00).................................   8.875   10/01/20         1,738,605
  2,000   McKeesport, PA Hosp Auth Rev McKeesport Hosp Proj Rfdg......   6.500   07/01/08         2,055,560
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev
          (Embedded Swap) (AMBAC Insd)................................   7.490   06/01/12         3,089,700
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev......   6.300   01/01/13           964,420
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recovery..........   7.500   01/01/12         1,076,740
    500   Pennsylvania St Higher Edl Fac Auth College & Univ Rev
          Hahnemann Univ Proj (Prerefunded @ 07/01/99) (MBIA Insd)....   7.200   07/01/19           545,075
    250   Pennsylvania St Higher Edl Fac Auth Rev Med College PA Ser A
          (Prerefunded @ 03/01/99)....................................   7.500   03/01/14           267,435
  1,500   Pennsylvania St Higher Edl Fac Auth Univ PA Ser A Rfdg......   5.750   01/01/22         1,505,220
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev........   7.250   03/01/24           670,745
  1,950   Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser 1993A.......   6.000   12/01/13         1,904,780
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Allied Svcs
          Rehab Hosp Ser A............................................   7.375   07/15/08         1,065,980
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor
          Hosp Proj...................................................   8.250   07/01/09           539,685
  1,000   Washington Cnty, PA Hosp Auth Rev Hosp Canonsburg Genl Hosp
          Rfdg........................................................   7.350   06/01/13           974,760
                                                                                             --------------
                                                                                                 31,688,723
                                                                                             --------------
          RHODE ISLAND  0.6%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A...................   8.000   09/01/24         2,114,740
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm Ser B (FHA
          Gtd)........................................................   7.950   10/01/30         2,502,561
  1,285   West Warwick, RI Ser A......................................   6.800   07/15/98         1,312,807
    600   West Warwick, RI Ser A......................................   7.300   07/15/08           647,472
                                                                                             --------------
                                                                                                  6,577,580
                                                                                             --------------
          SOUTH CAROLINA  0.4%
  3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA Insd)..............   4.750   07/01/15         2,678,340
  1,070   Piedmont Muni Pwr Agy SC Elec Rev...........................   5.000   01/01/25           928,985
                                                                                             --------------
                                                                                                  3,607,325
                                                                                             --------------
          SOUTH DAKOTA  0.3%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron Reg Med
          Cent........................................................   7.250   04/01/20         1,058,300
    150   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp......   7.625   11/01/13           162,525
  1,850   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp
          (Prerefunded @ 11/01/98)....................................   7.625   11/01/13         2,003,328
                                                                                             --------------
                                                                                                  3,224,153
                                                                                             --------------
          TENNESSEE  0.4%
  1,750   Knox Cnty, TN Hlth Edl Hosp Fac Baptist Hlth Sys Rfdg & Impt
          (Connie Lee Insd)...........................................   5.500   04/15/17         1,690,728
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones Hosp Proj.....   8.500   04/01/24         2,161,980
                                                                                             --------------
                                                                                                  3,852,708
                                                                                             --------------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          TEXAS  6.0%
$ 1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA Insd)........   6.125%  11/15/25    $    1,036,060
    500   Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney Woods
          Apartments Proj Rfdg........................................   6.500   10/01/10           513,920
  1,000   Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney Woods
          Apartments Proj Rfdg........................................   6.750   04/01/19         1,034,600
  2,500   Austin, TX Util Sys Rev (AMBAC Insd)........................       *   11/15/11         1,104,325
  3,000   Austin, TX Util Sys Rev (AMBAC Insd)........................       *   11/15/12         1,244,700
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (b)...............   6.500   11/15/05         1,065,410
  1,000   Austin, TX Util Sys Rev Ser A (Prerefunded @ 11/15/98)......   7.800   11/15/12         1,087,970
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (GNMA
          Collateralized).............................................   6.100   08/15/21           507,565
    160   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...............   9.250   07/01/08           175,832
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp...............................................   7.000   05/01/21           582,370
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's
          Lutheran Hosp
          (Prerefunded @ 05/01/03)....................................   7.900   05/01/18         1,767,525
    375   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized).............................................   8.200   04/01/22           396,690
    600   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized).............................................   9.250   04/01/16           622,368
  1,675   Cedar Hill, TX Indt Sch Dist Cap Apprec Rfdg................       *   08/15/15           557,691
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @ 02/01/01).....   6.250   02/01/11           668,362
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC Insd).........   6.250   12/15/17           265,293
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev American
          Airls Inc...................................................   7.500   11/01/25         1,007,708
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A.................   6.250   12/01/09           257,240
    520   Fort Worth, TX Hsg Fin Corp Home Mtg Rev Ser A Rfdg.........   8.500   10/01/11           567,752
  3,000   Galena Park, TX Indt Sch Dist Cap Apprec Rfdg...............       *   08/15/20           780,660
    115   Galveston, TX Ppty Fin Auth Single Family Mtg Rev Ser A.....   8.500   09/01/11           124,789
  2,750   Garland, TX Econ Dev Auth Indl Dev Rev Yellow Freight Sys
          Inc Proj....................................................   8.000   12/01/16         2,834,810
    250   Guadalupe Blanco River Auth TX Indl Dev Corp Pollutn Ctl
          Rev.........................................................   6.350   07/01/22           265,550
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev..................   7.125   06/01/15         1,350,062
    100   Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev Ser 1983
          Ser A.......................................................  10.375   07/15/14           100,331
    250   Harris Cnty, TX Muni Util Dist No 120 (Prerefunded @
          08/01/01)...................................................   8.000   08/01/14           284,917
  1,000   Harris Cnty, TX Muni Util Dist Rfdg.........................   6.100   08/01/14         1,004,980
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev...................   7.100   07/01/21           407,719
  1,000   Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc Proj............   7.000   08/15/08         1,057,060
    705   Houston, TX Hsg Fin Corp Single Family Mtg Rev Ser A Rfdg
          (FSA Insd)..................................................   5.950   12/01/10           718,783
    250   Lockhart, TX Correctional Fac Fin Corp Rev..................   6.625   04/01/12           268,073
  4,750   Matagorda Cnty, TX Navigation Dist No 1 Pollutn Ctl Rev Cent
          Pwr & Light Co Proj Rfdg (MBIA Insd)........................   6.100   07/01/28         4,882,572
    500   Mission Bend Muni Util Dist No 2 TX.........................  10.000   09/01/98           543,960
    145   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg Rev Woodlands
          Med Cent Proj Rfdg..........................................   8.850   08/15/14           156,311
  3,500   North Central, TX Hlth Fac Dev Corp Rev Presbyterian
          Hlthcare Sys Ser C (Inverse Fltg) (Prerefunded @ 06/19/01)
          (MBIA Insd).................................................   9.485   06/22/21         4,186,875
    750   Northwest Harris Cnty, TX Muni Util Dist No 23..............   8.100   10/01/15           808,642
  2,050   Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson Mem Hosp
          Proj........................................................   7.750   04/01/13         2,155,534
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev.............   6.750   10/01/14           940,410
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev Ser A
          Rfdg........................................................   6.250   10/01/17           885,120
    220   San Antonio, TX Elec & Gas Rev Ser A........................   6.500   02/01/12           230,729
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore Nursing Cent
          Partn.......................................................   8.250   12/01/19           269,453
    500   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Fort Worth
          Osteopathic Rfdg & Impt.....................................   7.000   05/15/28           522,685
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Aquisition Proj.............................................   7.000   08/01/24           515,105
    271   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Aquisition Proj.............................................   7.000   08/01/09           278,834
    500   Texas Genl Svcs Cmnty Partn Interests Office Bldg & Land
          Acquisition Proj............................................   7.000    8/01/19           515,045


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity     Market Value
-----------------------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   950   Texas Genl Svcs Cmnty Partn Lease Purchase Cert.............   7.500%  02/15/13    $      964,621
    115   Texas Hsg Agy Mtg Rev Ser A.................................   7.150   09/01/12           119,589
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Ser C
          Rfdg (Inverse Fltg) (GNMA Collateralized)...................   9.714   07/02/24         6,076,875
    325   Texas St Higher Edl Brd College Sr Lien.....................   7.700   10/01/25           342,456
  4,025   Texas St Higher Edl Coordinating Brd College Student Ln
          (d).........................................................  0/7.850  10/01/25         3,415,011
    250   Texas St Rfdg...............................................   6.500   12/01/21           264,723
  1,000   Texas St Superconducting Ser C..............................   5.500   04/01/20           973,690
    250   Texas St Tpk Auth Dallas Thruway Rev........................   6.000   01/01/20           250,515
  1,000   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800   12/01/10         1,049,170
  1,300   Texas St Veterans Hsg Assist (MBIA Insd)....................   6.800   12/01/23         1,363,609
    380   Travis Cnty, TX Hsg Fin Corp Single Family Mtg Rev (GNMA
          Collateralized).............................................   8.200   04/01/22           394,459
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union
          Carbide Chem & Plastics.....................................   8.200   03/15/21         2,518,087
    500   Willow Fork Drainage Dist TX................................   7.000   03/01/11           529,485
    500   Willow Fork Drainage Dist TX................................   7.000   03/01/12           532,935
    500   Willow Fork Drainage Dist TX................................   7.000   03/01/13           531,555
  1,000   Winters, TX Wtrwks & Swr Sys Rev (Prerefunded @ 08/01/03)...   8.500   08/01/17         1,225,220
                                                                                             --------------
                                                                                                 61,104,390
                                                                                             --------------
          UTAH  2.7%
  3,140   Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj..........   9.500   12/15/18         3,485,808
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/15         1,335,605
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   8.000   09/01/20         1,008,720
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..............   7.800   09/01/25           990,230
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser 86B.............   5.000   07/01/16         1,679,522
  1,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser A (Prerefunded @
          07/01/99)...................................................   6.000   07/01/23         1,042,900
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg..........   7.750   07/01/20         3,885,498
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded
          Swap).......................................................   7.800   02/15/12        11,706,200
  1,115   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1 (FHA Gtd)...   7.100   07/01/14         1,161,975
  1,495   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2 (FHA Gtd)...   7.200   01/01/27         1,566,596
                                                                                             --------------
                                                                                                 27,863,054
                                                                                             --------------
          VIRGINIA  1.5%
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev.....................   6.625   07/15/14         2,106,380
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev (Inverse Fltg)
          (Prerefunded @ 08/15/01) (FGIC Insd)........................   6.600   08/15/23         3,844,855
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.800   03/01/14         2,339,584
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)......................   6.900   03/01/19         1,128,830
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Carilion
          Hlth Sys Ser B Rfdg (MBIA Insd).............................   4.700   01/01/00         4,934,000
  1,000   Virginia Port Auth Comwlth Port Fund Rev....................   8.200   07/01/08         1,067,500
                                                                                             --------------
                                                                                                 15,421,149
                                                                                             --------------
          WASHINGTON  0.8%
  1,000   Port Walla Walla, WA Pub Corp Solid Waste Recycling Rev
          Ponderosa Fibres Proj.......................................   9.125   01/01/26           915,050
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC
          Insd).......................................................   7.125   07/01/16         1,500,387
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
          (Prerefunded @ 01/01/01)....................................   7.625   07/01/10         2,259,560
  1,000   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
          (Prerefunded @ 07/01/00)....................................   7.375   07/01/12         1,112,880
  2,500   Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Rfdg
          (Prerefunded @ 07/01/00)....................................   7.000   07/01/12         2,752,100
                                                                                             --------------
                                                                                                  8,539,977
                                                                                             --------------
          WEST VIRGINIA  0.7%
  6,750   South Charleston, WV Indl Dev Rev Union Carbide Chem &
          Plastics Ser A..............................................   8.000%  08/01/20         7,258,748
                                                                                             --------------


                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                            Description                           Coupon   Maturity      Market Value
-----------------------------------------------------------------------------------------------------------
          WISCONSIN  1.9%
$   750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg Rev
          (Prerefunded @ 07/01/01)....................................   7.400%  07/01/16    $      840,142
  2,640   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Rfdg
          (Inverse Fltg)..............................................  10.057   10/25/22         2,894,100
  1,000   Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Ser D......   6.450   09/01/27         1,021,270
  5,000   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med Group Inc
          Ser P (FSA Insd)............................................   5.600   11/15/16         4,926,000
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.200   11/01/05           599,724
  1,800   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn.....   7.875   11/01/22         1,811,412
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United Lutheran Proj
          Aging Inc...................................................   8.500   03/01/19         1,050,760
  4,500   Wisconsin St Hlth & Edl Fac Auth Waukesha Mem Hosp Ser A
          (AMBAC Insd)................................................   5.250   08/15/19         4,263,210
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home Proj........   7.500   07/01/26         2,050,600
                                                                                             --------------
                                                                                                 19,457,218
                                                                                             --------------
          WYOMING  0.3%
  3,030   Wyoming Cmny Dev Auth Hsg Rev Ser 5.........................   6.200   06/01/16         3,039,938
                                                                                             --------------
TOTAL LONG-TERM INVESTMENTS  99.6%
  (Cost $951,637,004) (a).................................................................    1,012,737,353
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.7%............................................       17,061,604
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%).............................................      (13,557,005)
                                                                                             --------------
NET ASSETS  100.0%........................................................................   $1,016,241,952
                                                                                             ==============

*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes, cost is $951,662,670, the aggregate gross unrealized appreciation is $71,572,022 and the aggregate gross unrealized depreciation is $10,497,339, resulting in net unrealized appreciation of $61,074,683.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Non-Income producing security.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $951,637,004)
  (Note 1)..................................................  $1,012,737,353
Short-Term Investments (Note 1).............................      17,061,604
Cash........................................................         104,623
Receivables:
  Interest..................................................      18,278,625
  Securities Sold...........................................       8,426,181
  Fund Shares Sold..........................................         642,914
  Variation Margin on Futures (Note 5)......................         149,919
Options at Market Value (Net premiums paid of $659,624)
  (Note 5)..................................................         386,722
                                                              --------------
      Total Assets..........................................   1,057,787,941
                                                              --------------
LIABILITIES:
Payables:
  Securities Purchased......................................      24,860,688
  Fund Shares Repurchased...................................      12,644,490
  Income Distributions......................................       2,323,471
  Distributor and Affiliates (Notes 2 and 6)................         907,297
  Investment Advisory Fee (Note 2)..........................         409,909
Accrued Expenses............................................         282,865
Deferred Compensation and Retirement Plans (Note 2).........         117,269
                                                              --------------
      Total Liabilities.....................................      41,545,989
                                                              --------------
NET ASSETS..................................................  $1,016,241,952
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $  982,656,656
Net Unrealized Appreciation on Securities...................      60,847,273
Accumulated Undistributed Net Investment Income.............         662,245
Accumulated Net Realized Loss on Securities.................     (27,924,222)
                                                              --------------
NET ASSETS..................................................  $1,016,241,952
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
     net assets of $792,340,929 and 51,899,523 shares of
     beneficial interest issued and outstanding)............  $        15.27
    Maximum sales charge (4.75%* of offering price).........             .76
                                                              --------------
    Maximum offering price to public........................  $        16.03
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
     net assets of $210,982,818 and 13,819,776 shares of
     beneficial interest issued and outstanding)............  $        15.27
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
     net assets of $12,918,205 and 846,831 shares of
     beneficial interest issued and outstanding)............  $        15.25
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.


                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 69,853,730
                                                              ------------
EXPENSES:
Investment Advisory Fee (Note 2)............................     4,825,272
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,990,737, $2,084,477 and $119,847,
  respectively) (Note 6)....................................     4,195,061
Shareholder Services (Note 2)...............................     1,131,955
Custody.....................................................       329,016
Legal (Note 2)..............................................       172,500
Trustees Fees and Expenses (Note 2).........................        35,372
Other.......................................................       575,056
                                                              ------------
    Total Expenses..........................................    11,264,232
    Less Expenses Reimbursed (Note 2).......................        10,028
                                                              ------------
    Net Expenses............................................    11,254,204
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 58,599,526
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments (Including reorganization and restructuring
    costs of $345,015)......................................  $ 13,578,699
  Options...................................................      (914,878)
  Futures...................................................     2,865,748
                                                              ------------
Net Realized Gain on Securities.............................    15,529,569
                                                              ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    95,777,573
                                                              ------------
  End of the Period:
    Investments.............................................    61,100,349
    Options.................................................      (272,902)
    Futures.................................................        19,826
                                                              ------------
                                                                60,847,273
                                                              ------------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (34,930,300)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(19,400,731)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 39,198,795
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                                 Year Ended          Year Ended
                                                              December 31, 1996   December 31, 1995
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $   58,599,526      $   43,789,819
Net Realized Gain/Loss on Securities........................       15,529,569         (13,008,288)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.........................................      (34,930,300)        108,912,791
                                                               --------------      --------------
Change in Net Assets from Operations........................       39,198,795         139,694,322
                                                               --------------      --------------

Distributions from Net Investment Income....................      (57,534,519)        (43,561,521)
Distributions in Excess of Net Investment Income (Note 1)...              -0-            (826,976)
                                                               --------------      --------------

Distributions from and in Excess of Net Investment
  Income*...................................................      (57,534,519)        (44,388,497)
                                                               --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      (18,335,724)         95,305,825
                                                               --------------      --------------

FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................      448,529,529         406,337,419
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       29,896,737          23,081,168
Cost of Shares Repurchased..................................     (511,329,514)       (116,597,602)
                                                               --------------      --------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      (32,903,248)        312,820,985
                                                               --------------      --------------

TOTAL INCREASE/DECREASE IN NET ASSETS.......................      (51,238,972)        408,126,810
NET ASSETS:
Beginning of the Period.....................................    1,067,480,924         659,354,114
                                                               --------------      --------------

End of the Period (Including accumulated undistributed net
  investment income of $662,245 and $(553,439),
  respectively).............................................   $1,016,241,952      $1,067,480,924
                                                               ==============      ==============

                                                            Year Ended          Year Ended
                *Distributions by Class                  December 31, 1996   December 31, 1995
----------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares........................................ $  (46,362,424)    $   (34,867,726)
  Class B Shares........................................    (10,564,184)         (9,177,676)
  Class C Shares........................................       (607,911)           (313,688)
  Class D Shares........................................             --             (29,407)
                                                         --------------     ---------------

                                                         $  (57,534,519)    $   (44,388,497)
                                                         ==============     ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                                          Year Ended December 31,
                                                              -----------------------------------------------
                       Class A Shares                          1996      1995      1994      1993      1992
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $15.549   $14.261   $16.164   $15.310   $15.071
                                                              -------   -------   -------   -------   -------
  Net Investment Income.....................................     .898      .874      .886      .964     1.041
  Net Realized and Unrealized Gain/Loss on Securities.......    (.298)    1.296    (1.907)     .862      .374
                                                              -------   -------   -------   -------   -------
Total from Investment Operations............................     .600     2.170    (1.021)    1.826     1.415
                                                              -------   -------   -------   -------   -------
Less:
  Distributions from and in Excess of Net Investment Income
    (Note 1)................................................     .882      .882      .882      .972     1.044
  Distributions from and in Excess of Net Realized Gain on
    Securities (Note 1).....................................      -0-       -0-       -0-       -0-      .132
                                                              -------   -------   -------   -------   -------
Total Distributions.........................................     .882      .882      .882      .972     1.176
                                                              -------   -------   -------   -------   -------
Net Asset Value, End of the Period..........................  $15.267   $15.549   $14.261   $16.164   $15.310
                                                              =======   =======   =======   =======   =======
Total Return* (a)...........................................    4.07%    15.61%    (6.37%)   12.20%     9.69%
Net Assets at End of the Period (In millions)...............   $792.3    $839.7    $495.8    $597.6    $463.6
Ratio of Expenses to Average Net Assets*....................     .94%      .99%      .99%      .87%      .86%
Ratio of Net Investment Income to Average Net Assets*.......    5.93%     5.86%     5.93%     6.08%     6.76%
Portfolio Turnover..........................................      73%       61%       75%       82%       92%
*If certain expenses had not been assumed by VKAC, total
  return would have been lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net Assets.....................     .94%      .99%      .99%      .98%     1.00%
Ratio of Net Investment Income to Average Net Assets........    5.93%     5.86%     5.93%     5.97%     6.62%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     August 24, 1992
                                                                   Year Ended December 31,          (Commencement of
                                                            -------------------------------------   Distribution) to
                      Class B Shares                         1996      1995      1994      1993     December 31, 1992
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $15.549   $14.261   $16.139   $15.308             $15.481
                                                            -------   -------   -------   -------             -------
  Net Investment Income...................................     .783      .762      .780      .852                .320
  Net Realized and Unrealized Gain/Loss on Securities.....    (.297)    1.294    (1.890)     .845               (.033)
                                                            -------   -------   -------   -------             -------
Total from Investment Operations..........................     .486     2.056    (1.110)    1.697                .287
                                                            -------   -------   -------   -------             -------
Less:
  Distributions from and in Excess of Net Investment
    Income (Note 1).......................................     .768      .768      .768      .866                .328
  Distributions from and in Excess of Net Realized Gain on
    Securities (Note 1)...................................      -0-       -0-       -0-       -0-                .132
                                                            -------   -------   -------   -------             -------
Total Distributions.......................................     .768      .768      .768      .866                .460
                                                            -------   -------   -------   -------             -------
Net Asset Value, End of the Period........................  $15.267   $15.549   $14.261   $16.139             $15.308
                                                            =======   =======   =======   =======             =======
Total Return* (a).........................................    3.29%    14.74%    (6.96%)   11.33%               1.90%**
Net Assets at End of the Period (In millions).............   $211.0    $216.6    $158.7    $168.2               $48.4
Ratio of Expenses to Average Net Assets*..................    1.70%     1.73%     1.70%     1.65%               1.66%
Ratio of Net Investment Income to Average Net Assets*.....    5.17%     5.09%     5.22%     5.19%               5.23%
Portfolio Turnover........................................      73%       61%       75%       82%                 92%
*If certain expenses had not been assumed by VKAC, total
  return would have been lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net Assets...................    1.70%     1.73%     1.70%     1.73%               2.42%
Ratio of Net Investment Income to Average Net Assets......    5.17%     5.09%     5.22%     5.11%               4.48%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             August 13, 1993
                                                                Year Ended December 31,     (Commencement of
                                                              ---------------------------   Distribution) to
                       Class C Shares                          1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $15.545   $14.262   $16.141             $15.990
                                                              -------   -------   -------             -------
  Net Investment Income.....................................     .782      .771      .783                .300
  Net Realized and Unrealized Gain/Loss on Securities.......    (.305)    1.280    (1.894)               .171
                                                              -------   -------   -------             -------
Total from Investment Operations............................     .477     2.051    (1.111)               .471
Less Distributions from and in Excess of Net Investment
  Income (Note 1)...........................................     .768      .768      .768                .320
                                                              -------   -------   -------             -------
Net Asset Value, End of the Period..........................  $15.254   $15.545   $14.262             $16.141
                                                              =======   =======   =======             =======
Total Return (a)............................................    3.16%    14.74%    (6.97%)              2.96%*
Net Assets at End of the Period (In millions)...............    $12.9     $11.2      $3.9                $4.1
Ratio of Expenses to Average Net Assets (b).................    1.70%     1.72%     1.74%               1.85%
Ratio of Net Investment Income to Average Net Assets (b)....    5.17%     5.24%     5.19%               3.95%
Portfolio Turnover..........................................      73%       61%       75%                 82%

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. On July 6, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $28,118,805 which expires between December 31, 2002 and December 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions, gains or losses recognized for tax purposes on open option and futures positions and the capitalization for tax purposes of reorganization and restructuring costs.

                               December 31, 1996
--------------------------------------------------------------------------------

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       For the year ended December 31, 1996, 98.77% of the income distributions made by the Fund were exempt from federal income taxes.

       Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. Additionally, permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $150,677 were reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                      % PER ANNUM
------------------------------------------------------------------------
First $500 million..........................................   .50 of 1%
Over $500 million...........................................   .45 of 1%

       Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the year ended December 31, 1996, the Fund recognized expenses of approximately $108,100 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

       ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $892,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

       Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

       The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

       At December 31, 1996, VKAC owned 6,894, 33 and 32 shares of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................   27,650,131   $ 418,053,766
  Class B...................................................    1,641,964      24,779,007
  Class C...................................................      375,923       5,696,756
                                                              -----------   -------------
Total Sales.................................................   29,668,018   $ 448,529,529
                                                              ===========   =============
Dividend Reinvestment:
  Class A...................................................    1,572,959   $  23,855,458
  Class B...................................................      375,855       5,699,914
  Class C...................................................       22,531         341,365
                                                              -----------   -------------
Total Dividend Reinvestment.................................    1,971,345   $  29,896,737
                                                              ===========   =============
Repurchases:
  Class A...................................................  (31,326,699)  $(474,926,518)
  Class B...................................................   (2,128,006)    (32,268,288)
  Class C...................................................     (272,810)     (4,134,708)
                                                              -----------   -------------
Total Repurchases...........................................  (33,727,515)  $(511,329,514)
                                                              ===========   =============

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1995, capital aggregated $793,389,808, $211,460,358 and
$10,860,415 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................   24,431,223   $ 346,409,490
  Class B...................................................    3,801,812      52,179,384
  Class C...................................................      533,838       7,748,545
  Class D...................................................          -0-             -0-
                                                               ----------   -------------
Total Sales.................................................   28,766,873   $ 406,337,419
                                                               ==========   =============
Dividend Reinvestment:
  Class A...................................................    1,177,039   $  17,764,127
  Class B...................................................      388,749       5,104,906
  Class C...................................................       12,019         181,673
  Class D...................................................        2,041          30,462
                                                               ----------   -------------
Total Dividend Reinvestment.................................    1,579,848   $  23,081,168
                                                               ==========   =============
Repurchases:
  Class A...................................................   (6,373,222)  $ (93,894,378)
  Class B...................................................   (1,339,250)    (20,151,942)
  Class C...................................................      (94,687)     (1,432,423)
  Class D...................................................      (70,940)     (1,118,859)
                                                               ----------   -------------
Total Repurchases...........................................   (7,878,099)  $(116,597,602)
                                                               ==========   =============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                     YEAR OF REDEMPTION                       CLASS B         CLASS C
-------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

                               December 31, 1996
--------------------------------------------------------------------------------

       For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $122,900 and CDSC on redeemed shares of approximately $506,000. Sales charges do not represent expenses of the Fund.

       On September 22, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Municipal Bond Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 20,054,672, 2,774,312 and 471,489 shares of
Classes A, B and C valued at $301,019,346, $41,842,606 and $7,076,761, respectively, in exchange for AC Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1995. Combined net assets on the date of acquisition were $1,027,309,801.

       On October 25, 1996, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Texas Tax Free Income Fund (the "TX Fund"), through a tax free reorganization approved by TX Fund shareholders on October 15, 1996. The Fund issued 605,902, 421,195 and 53,444 shares of Classes A, B and C valued at $9,179,415, $6,381,107 and $809,140, respectively, in exchange for TX Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the day of acquisition were $1,003,018,474.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $744,315,333 and $775,600,106, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                               December 31, 1996
--------------------------------------------------------------------------------

       Transactions in options for the year ended December 31, 1996, were as follows:

                                                              Contracts     Premium
-------------------------------------------------------------------------------------
Outstanding at December 31, 1995............................       -0-    $       -0-
Options Written and Purchased (Net).........................    24,420     (3,345,011)
Options Terminated in Closing Transactions (Net)............    (9,862)       420,072
Options Expired (Net).......................................   (13,171)     2,038,789
Options Exercised (Net).....................................      (637)       226,526
                                                              ---------   -----------
Outstanding at December 31, 1996............................       750    $  (659,624)
                                                              =========   ===========

       The related futures contracts of the outstanding option transactions as of December 31, 1996, and the description and market value are as follows:

                                                                                      MARKET
                                                                   EXP. MONTH/        VALUE
                                                     CONTRACTS    EXERCISE PRICE    OF OPTIONS
----------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  March 1997--Purchased Calls (Current Notional
  Value of $112,625 per Contract)................       750             Feb./116    $ 386,722
                                                        ===                         =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

       Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995............................     1,100
Futures Opened..............................................    39,389
Futures Closed..............................................   (40,238)
                                                              --------
Outstanding at December 31, 1996............................       251
                                                              ========

                               December 31, 1996
--------------------------------------------------------------------------------

       The futures contracts outstanding at December 31, 1996, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                         UNREALIZED
                                                                        APPRECIATION/
                                                            CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  March 1997--Sells to Open (Current Notional Value
  $112,625 per contract)..................................      50         $24,598

Municipal Bond Index Futures
  March 1997--Sells to Open (Current Notional Value
  $116,063 per contract)..................................     201          (4,772)
                                                               ---         -------

                                                               251         $19,826
                                                               ===         =======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

       An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

       An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $1,584,600.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
February 7, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 47,094,342 shares voted for the proposal, 893,263 shares voted against and 300,796 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 36,367,087 shares voted for the proposal, 1,458,845 shares voted against and 3,120,050 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 47,728,518 shares voted for the proposal, 448,392 shares voted against and 2,881,491 shares abstained.

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 26

INF ANR 2/97

                            LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital
Intermediate Term Municipal Income                        [PHOTO]
Fund has continued to generate
positive investment performance. As
noted in earlier reports, VK/AC
Holding Inc., the parent company of
Van Kampen American Capital, Inc.,
was acquired by Morgan Stanley Group       DENNIS J. MCDONNELL AND DON G. POWELL
Inc., a world leader in asset
management and investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected

                                                           Continued on page two
economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
    We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
    One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
    While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.

                                                         Continued on page three

    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,



[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES

 TOTAL RETURNS
One-year total return based on NAV(1)....     4.27%      3.54%      3.54%
One-year total return(2).................     0.93%      0.56%      2.54%
Life-of-Fund average annual total
 return(2)...............................     5.47%      5.47%      4.15%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.49%      3.94%      3.94%
Taxable equivalent distribution
 rate(4).................................     7.02%      6.16%      6.16%
SEC Yield(5).............................     4.04%      3.42%      3.42%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 3.88%, 3.26% and 3.26% for Classes A, B and C, respectively.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS
      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND TOP TEN STATES AS OF DECEMBER 31, 1996

                   PERCENTAGE OF FUND'S
                   LONG-TERM INVESTMENTS
New York...............  14.4%
Illinois...............  12.5%
California.............  11.7%
Colorado...............   6.6%
Florida................   5.6%
Ohio...................   5.4%
Utah...................   5.4%
New Jersey.............   5.1%
Missouri...............   4.7%
Georgia................   4.5%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF DECEMBER 31, 1996
     AAA........ 45.1%
     AA.........  7.4%
     A..........  7.7%
     BBB........ 26.4%
     BB.........  2.5%
     B..........  2.7%
     Non-Rated..  8.2%
                         [Pie Chart]

  AS OF JUNE 30, 1996(1)
     AAA........ 46.4%
     AA.........  8.3%
     A..........  8.6%
     BBB........ 32.3%
     B..........  3.6%
     Non-Rated..  0.8%
                         [Pie Chart]

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.
 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Health Care............  20.8%
Multi-Family Housing...  15.3%
General Purpose........  13.7%
Industrial Revenue.....   9.0%
Other Care.............   8.1%

AS OF JUNE 30, 1996(1)
Health Care...........  19.9%
General Purpose.......  18.9%
Multi-Family
  Housing.............  14.5%
Industrial Revenue....   8.6%
Single Family
  Housing.............   8.5%

 DURATION

          As of December 31, 1996(1)         As of June 30, 1996(1)
Duration           6.51 years                       6.49 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Intermediate Term Municipal Income Fund vs. Lehman Brothers Municipal Bond Index (May 28, 1993 through December 31, 1996)

                 VKAC Intermediate Term  Lehman Brothers
   Value           Municipal Income      Municipal Bond
    at                  Fund                 Index
May, 1993              9,675.00            10,000.00
November, 1993        10,223.00            10,437.70
May, 1994             10,173.00            10,246.90
November, 1994         9,850.00             9,889.29
May, 1995             11,074.00            11,180.10
November, 1995        11,517.00            11,758.90
May, 1996             11,547.00            11,691.00
December, 1996        12,115.00            12,398.00



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Intermediate Term Municipal Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team is led by Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.


   Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

   A 1996 ushered in a favorable environment for the bond market. However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.
    During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year-end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. Ten-year insured municipal bonds yielded approximately 83 percent of a comparable Treasury bond at the beginning of 1996. This ratio declined to approximately 74 percent at year end. Municipal bonds continue to represent good value in this range on an after-tax basis.

   Q  WHAT OTHER FACTORS AFFECTED THE FUND?

   A The most significant change, effective April 29, 1996, was the revision of the Fund's investment policies. This revision allowed us to shorten the dollar-weighted average life of the Fund's portfolio and invest up to 35 percent of the Fund's assets in below-investment grade or non-rated securities. The benefit of these changes is to provide investors with a higher-yielding Fund that has less volatility.
    There were several other factors that had an effect on the Fund. Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.
    The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration, and any negative changes in federal legislation for infrastructure programs are expected to be minor at best.
    The 1996 trend that probably had the most impact on the Fund was the rising number of insured issues that came to the market. AAA-rated insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent in 1996. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with current financial difficulties, such as Los Angeles County, California and Miami, Florida. Also, drastic cuts in insurance costs over the past three years have made yields on insured offerings much more attractive when compared to those on lower-rated securities.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A In 1996, the tax-exempt yield curve was flatter than normal, which means that bonds with longer maturities offered little yield advantage over intermediate-term issues. The Fund concentrated on the intermediate range, and we were able to purchase 10-year securities, capturing almost 90 percent of the yield that a 30-year municipal bond offers, with only half of the volatility.
    In terms of credit quality, approximately 45 percent of the Fund's long-term investments were invested in AAA-rated securities. These securities involve very little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 26 percent of long-term investments were invested in BBB-rated securities. Given the change in investment objective, however, our primary focus was on selectively adding to our non-rated and below investment grade positions, which together totaled approximately 13 percent of long-term investments at December 31, 1996. We relied heavily on the expertise of our credit research staff , which added significant value to security selection. This combination of high-quality holdings and lower-rated holdings helped balance the portfolio's volatility to interest rate movements. While high-quality securities provide safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change.
    1996 presented a mixed picture in terms of investment options in the municipal market. The supply of new bonds was higher than expected. However, there was a limited supply of bonds which provided high yield combined with a shorter maturity. We focused our attention on the health-care, multi-family housing, and industrial revenue sectors, and general purpose bonds as core holdings during the year. We believe these sectors provided some of the most attractive yields in the tax-exempt markets.
    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the bond's price sensitivity to interest rates. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 6.51 years, relatively long compared to the Lehman Brothers Intermediate Municipal Bond Index duration of 5.32 years. Relative to this benchmark, the Fund's duration may shorten as we pursue the new investment objectives. For additional Fund portfolio highlights, please refer to page five.

   Q  HOW DID THE FUND PERFORM IN 1996?

   A For the 12-month period ended December 31, 1996, the Fund generated a total return of 4.27 percent(1) (Class A shares at net asset value), placing it in the top half of the Intermediate Municipal Debt category as tracked by Lipper Analytical Services. By comparison, the market in general, as represented by the Lehman Brothers Municipal Bond Index, returned 4.43 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. The Fund's Class A distribution rate was 4.49 percent(3) as of December 31, 1996, with a monthly dividend of $.0395 and a maximum public offering price of $10.55. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 7.02 percent(4). Please refer to the chart on page four for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE UPCOMING MONTHS?

   A The economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We will, however, move to a slightly defensive posture with the Fund as we enter the new year by shortening its duration slightly to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, therefore keeping the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase.
    We will closely monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Trust. Thank you for your continued confidence in your investment with Van Kampen American Capital.

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments



[SIG]
Timothy D. Haney
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALASKA  0.7%
$ 250    Seward, AK Rev AK Sealife Cent Proj.............   7.100%   10/01/05  $   255,923
                                                                               -----------
         ARIZONA  4.0%
1,245    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10    1,388,324
                                                                               -----------
         CALIFORNIA  12.0%
1,000    California St Var Rate Cpn (AMBAC Insd).........   6.400    09/01/08    1,126,790
  240    Del Mar California Race Track Auth Rev Rfdg.....   6.000    08/15/06      243,041
  500    Los Angeles Cnty, CA Ctfs Partn (Embedded
         Swap) (d).......................................   6.100    11/01/01      530,740
  540    Montebello, CA Unified Sch Dist Ctfs Partn Cap
         Impts Proj......................................   5.900    06/01/04      549,693
1,050    Orange Cnty, CA Recovery Ctfs Ser A (MBIA
         Insd)...........................................   6.000    07/01/08    1,129,569
  560    Pleasanton, CA Jt Pwrs Fin Auth Rev Reassessment
         Ser A...........................................   6.000    09/02/05      597,945
                                                                               -----------
                                                                                 4,177,778
                                                                               -----------
         COLORADO  6.8%
  280    Colorado Hsg Fin Auth Access Pgm Single Family
         Pgm Ser E.......................................   8.125    12/01/24      312,880
1,000    Denver, CO City & Cnty Arpt Rev Ser A...........   7.400    11/15/04    1,126,110
  500    Montrose Cnty, CO Ctfs Partn....................   6.000    06/15/01      514,110
  400    Montrose Cnty, CO Ctfs Partn....................   6.100    06/15/02      413,676
                                                                               -----------
                                                                                 2,366,776
                                                                               -----------
         CONNECTICUT  0.9%
  300    Mashantucket Western Pequot Tribe CN Spl Rev Ser
         A...............................................   6.500    09/01/06      309,852
                                                                               -----------
         DISTRICT OF COLUMBIA  2.8%
1,000    District of Columbia Redev Land Agy Dist of
         Columbia Sports Arena Spl Tax Rev...............   5.625    11/01/10      971,850
                                                                               -----------
         FLORIDA  5.8%
1,150    Florida Hsg Fin Agy Maitland Club Apts Ser B 1
         (AMBAC Insd)....................................   6.750    08/01/14    1,229,729
  200    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
         Nursing Cent Partner Rfdg.......................   8.125    12/01/07      216,704
  250    Orange Cnty, FL Hlth Fac Auth Rev 1st Mtg
         Orlando Lutheran Twr Rfdg.......................   8.125    07/01/06      255,415
  300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
         Rfdg............................................   7.125    11/01/06      300,966
                                                                               -----------
                                                                                 2,002,814
                                                                               -----------
         GEORGIA  4.7%
1,475    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
         North Hill Apts Proj Rfdg (FNMA Collateralized)
         (c).............................................   6.625    01/01/25    1,617,205
                                                                               -----------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         ILLINOIS  12.8%
$ 200    Danville, IL Single Family Mtg Rev Rfdg.........   7.300%   11/01/10  $   210,188
  250    Hoffman Estates, IL Multi-Family Rev Hsg Pk Pl
         Apts Proj Rfdg (FNMA Collateralized)............   5.750    06/01/21      257,718
1,335    Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A.......................   6.500    09/01/09    1,386,771
  750    Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj
         Ser 94-A........................................   6.250    03/01/04      769,268
  400    Illinois Hlth Fac Auth Rev Swedish Covenant Ser
         A Rfdg & Impt...................................   5.800    08/01/03      417,928
  340    Macon County, IL Rev Cap Apprec Millikin Univ
         (AMBAC Insd)....................................       *    10/01/06      205,720
  370    Macon County, IL Rev Cap Apprec Millikin Univ
         (AMBAC Insd)....................................       *    10/01/07      210,415
  410    Macon County, IL Rev Cap Apprec Millikin Univ
         (AMBAC Insd)....................................       *    10/01/08      218,719
  455    Macon County, IL Rev Cap Apprec Millikin Univ
         (AMBAC Insd)....................................       *    10/01/09      227,245
  500    Macon County, IL Rev Cap Apprec Millikin Univ
         (AMBAC Insd)....................................       *    10/01/10      234,910
  300    Peoria, IL Special Tax Weaverridge Special
         Service Area....................................   7.625    02/01/08      300,525
                                                                               -----------
                                                                                 4,439,407
                                                                               -----------
         KENTUCKY  1.1%
  375    Jefferson Cnty, KY Multi-Family Rev Hsg Whipps
         Mill Proj Ser A Rfdg............................   5.875    06/01/23      380,869
                                                                               -----------
         LOUISIANA  0.7%
  250    Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev...   7.500    05/26/06      253,113
                                                                               -----------
         MASSACHUSETTS  4.0%
  470    Boston, MA Wtr & Swr Comm Rev Ser A.............   9.250    01/01/11      626,068
  500    Massachusetts St Hlth & Edl North Adams Regl
         Hosp Ser C......................................   6.250    07/01/04      512,005
  250    Massachusetts St Indl Fin Agy East Boston
         Neighborhood Proj...............................   7.250    07/01/06      251,993
                                                                               -----------
                                                                                 1,390,066
                                                                               -----------
         MICHIGAN  0.7%
  250    Michigan St Hosp Fin Auth Rev Detroit Macomb
         Hosp Corp Ser A Rfdg............................   7.300    06/01/01      252,280
                                                                               -----------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------

         MINNESOTA  1.0%
$ 330    Minneapolis, MN Multi-Family Rev Hsg Belmont
         Apts Proj.......................................   7.000%   11/01/06  $   330,419
                                                                               -----------
         MISSOURI  4.9%
1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
         Insd)...........................................   7.000    09/01/12    1,681,425
                                                                               -----------
         NEW HAMPSHIRE  0.6%
  200    New Hampshire Higher Edl & Hlth Fac Auth Rev
         Hosp Nashua Mem Hosp............................   5.500    10/01/02      202,190
                                                                               -----------
         NEW JERSEY  5.2%
  250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A......................................   8.000    05/15/04      256,053
1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)...................   7.000    07/01/06    1,154,290
  375    New Jersey Hlthcare Fac Fin Auth Rev Palisades
         Med Cent........................................   7.500    07/01/06      388,957
                                                                               -----------
                                                                                 1,799,300
                                                                               -----------
         NEW YORK  14.8%
  350    Erie Cnty, NY Indl Dev Agy Civic Fac Rev Mercy
         Hosp Buffalo Proj Ser A.........................   5.900    06/01/03      358,697
  500    New York City Ser A.............................   7.000    08/01/07      553,190
2,000    New York St Dorm Auth Rev Mental Hlth Svcs Fac
         Impt E (AMBAC Insd) (b).........................   5.000    02/15/06    2,005,700
1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)..............................   6.200    08/15/05    1,099,690
1,000    Niagara Falls, NY Pub Impt (MBIA Insd)..........   6.900    03/01/20    1,128,180
                                                                               -----------
                                                                                 5,145,457
                                                                               -----------
         OHIO  5.6%
  500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Rfdg...........................   7.000    11/15/10      503,830
  250    Marion Cnty OH Hosp Impt Rev Cnty Hosp Rfdg.....   6.375    05/15/11      254,572
  145    Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
         Ser A Rfdg & Impt...............................   6.000    05/15/06      148,611
1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
         Fiberglas Proj Rfdg.............................   6.250    06/01/04    1,032,220
                                                                               -----------
                                                                                 1,939,233
                                                                               -----------
         OKLAHOMA  1.7%
  590    Shawnee, OK Hosp Auth Hosp Rev Midamerica
         Hlthcare Inc Rfdg...............................   5.750    10/01/03      598,065
                                                                               -----------
         PENNSYLVANIA  2.1%
  225    Erie, PA Higher Edl Bldg Auth College Rev
         Mercyhurst College Proj A Rfdg..................   5.300    03/15/03      228,978
  500    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Friends Hosp................................   5.950    05/01/04      505,750
                                                                               -----------
                                                                                   734,728
                                                                               -----------

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         TEXAS  4.2%
$ 500    Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (b)...   6.500%   11/15/05  $   532,705
  500    Brazos Cnty, TX Hlth Fac Dev Corp Franciscan
         Svcs Corp Rev Saint Joseph Rfdg.................   5.600    01/01/03      508,650
  405    Mesquite, TX Hlth Fac Dev Retirement Fac
         Christian A.....................................   6.100    02/15/08      409,103
                                                                               -----------
                                                                                 1,450,458
                                                                               -----------
         UTAH  5.6%
1,845    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser
         A-1 (FHA Gtd)...................................   7.150    07/01/12    1,926,660
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  102.7%
  (Cost $33,831,921) (a).....................................................   35,614,192
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.7%)................................     (933,503)
                                                                               -----------
NET ASSETS  100.0%...........................................................  $34,680,689
                                                                               ===========
*Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost is $33,831,921; the aggregate gross unrealized appreciation is $1,810,859 and the aggregate gross unrealized depreciation is $28,588, resulting in net unrealized appreciation of $1,782,271.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These are typically used by the Fund to enhance the yield of the portfolio. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $33,831,921)
  (Note 1)..................................................  $35,614,192
Cash........................................................    1,057,405
Receivables:
  Interest..................................................      656,653
  Investments Sold..........................................      165,000
  Fund Shares Sold..........................................       10,886
Unamortized Organizational Expenses (Note 1)................       16,822
Other.......................................................          401
                                                              -----------
      Total Assets..........................................   37,521,359
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,514,370
  Distributor and Affiliates (Notes 2 and 5)................       74,869
  Income Distributions......................................       44,302
  Fund Shares Repurchased...................................       21,075
  Investment Advisory Fee (Note 2)..........................       14,773
Accrued Expenses............................................      105,340
Deferred Compensation and Retirement Plans (Note 2).........       65,941
                                                              -----------
      Total Liabilities.....................................    2,840,670
                                                              -----------
NET ASSETS..................................................  $34,680,689
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $33,556,363
Net Unrealized Appreciation on Investments..................    1,782,271
Accumulated Undistributed Net Investment Income.............       27,942
Accumulated Net Realized Loss on Investments................     (685,887)
                                                              -----------
NET ASSETS..................................................  $34,680,689
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $12,466,445 and 1,220,664 shares of
    beneficial interest issued and outstanding).............  $     10.21
    Maximum sales charge (3.25%* of offering price).........          .34
                                                              -----------
    Maximum offering price to public........................  $     10.55
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,384,261 and 1,604,956 shares of
    beneficial interest issued and outstanding).............  $     10.21
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,829,983 and 571,218 shares of
    beneficial interest issued and outstanding).............  $     10.21
                                                              ===========
*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $2,127,939
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $34,938, $167,722 and $46,319, respectively)
  (Note 5)..................................................     248,979
Investment Advisory Fee (Note 2)............................     176,896
Printing....................................................      68,040
Registration................................................      57,595
Custody.....................................................      55,645
Shareholder Services (Note 2)...............................      54,159
Trustees Fees and Expenses (Note 2).........................      34,309
Amortization of Organizational Expenses (Note 1)............      12,027
Legal (Note 2)..............................................      11,140
Other.......................................................      60,312
                                                              ----------
    Total Expenses..........................................     779,102
    Less Expenses Reimbursed (Note 2).......................      64,338
                                                              ----------
    Net Expenses............................................  $  714,764
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,413,175
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................  $  347,243
                                                              ----------
Unrealized Appreciation/Depreciation on Investments:
    Beginning of the Period.................................   2,236,676
    End of the Period.......................................   1,782,271
                                                              ----------
Net Unrealized Depreciation on Investments During the
  Period....................................................    (454,405)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............  $ (107,162)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,306,013
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1996   December 31, 1995
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 1,413,175         $ 1,759,783
Net Realized Gain on Investments.....................        347,243             585,792
Net Unrealized Appreciation/Depreciation on
  Investments During the Period......................       (454,405)          2,966,825
                                                         -----------         -----------
Change in Net Assets from Operations.................      1,306,013           5,312,400
                                                         -----------         -----------
Distributions from Net Investment Income:
  Class A Shares.....................................       (656,307)           (757,945)
  Class B Shares.....................................       (666,673)           (704,432)
  Class C Shares.....................................       (184,281)           (185,738)
                                                         -----------         -----------
    Total Distributions..............................     (1,507,261)         (1,648,115)
                                                         -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       (201,248)          3,664,285
                                                         -----------         -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................      4,946,191           4,993,059
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        972,957           1,091,043
Cost of Shares Repurchased...........................     (9,123,506)         (9,751,835)
                                                         -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (3,204,358)         (3,667,733)
                                                         -----------         -----------
TOTAL DECREASE IN NET ASSETS.........................     (3,405,606)             (3,448)
NET ASSETS:
Beginning of the Period..............................     38,086,295          38,089,743
                                                         -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $27,942 and
  $122,028, respectively)............................    $34,680,689         $38,086,295
                                                         ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                May 28, 1993
                                                                               (Commencement
                                              Year Ended December 31,          of Investment
                                           -----------------------------      Operations) to
             Class A Shares                 1996       1995       1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $10.264    $ 9.330    $10.145             $ 9.700
                                           -------    -------    -------             -------
  Net Investment Income..................     .455       .508       .489                .278

  Net Realized and Unrealized Gain/Loss
    on Investments.......................    (.032)      .900      (.815)               .462
                                           -------    -------    -------             -------
Total from Investment Operations.........     .423      1.408      (.326)               .740
                                           -------    -------    -------             -------

Less:
  Distributions from Net Investment
    Income...............................     .474       .474       .489                .273

  Distributions from Net Realized Gain on
    Investments (Note 1).................      -0-        -0-        -0-                .022
                                           -------    -------    -------             -------
Total Distributions......................     .474       .474       .489                .295
                                           -------    -------    -------             -------
Net Asset Value, End of the Period.......  $10.213    $10.264    $ 9.330             $10.145
                                           =======    =======    =======             =======
Total Return* (a)........................     4.27%     15.31%     (3.32%)              7.75%**
Net Assets at End of the Period (In
  millions)..............................  $  12.5    $  15.6    $  15.7             $  14.0
Ratio of Expenses to Average Net
  Assets*................................     1.56%      1.00%       .67%                .14%
Ratio of Net Investment Income to Average
  Net Assets*............................     4.45%      5.10%      5.07%               4.78%
Portfolio Turnover.......................       45%        75%       274%                 86%**
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................     1.74%      1.61%      1.75%               2.21%
Ratio of Net Investment Income to Average
  Net Assets.............................     4.27%      4.49%      3.99%               2.70%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                May 28, 1993
                                                                               (Commencement
                                              Year Ended December 31,          of Investment
                                           -----------------------------      Operations) to
             Class B Shares                 1996       1995       1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $10.263    $ 9.319    $10.137             $ 9.700
                                           -------    -------    -------             -------
Net Investment Income....................     .375       .430       .417                .233
Net Realized and Unrealized Gain/Loss on
  Investments............................    (.027)      .916      (.818)               .460
                                           -------    -------    -------             -------
Total from Investment Operations.........     .348      1.346      (.401)               .693
                                           -------    -------    -------             -------

Less:
  Distributions from Net Investment
    Income...............................     .402       .402       .417                .234
  Distributions from Net Realized Gain on
    Investments (Note 1).................      -0-        -0-        -0-                .022
                                           -------    -------    -------             -------
Total Distributions......................     .402       .402       .417                .256
                                           -------    -------    -------             -------
Net Asset Value, End of the Period.......  $10.209    $10.263    $ 9.319             $10.137
                                           =======    =======    =======             =======
Total Return* (a)........................     3.54%     14.62%     (4.04%)              7.23%**
Net Assets at End of the Period (In
  millions)..............................  $  16.4    $  17.5    $  17.7             $  13.9
Ratio of Expenses to Average Net
  Assets*................................     2.32%      1.75%      1.43%                .92%
Ratio of Net Investment Income to Average
  Net Assets*............................     3.69%      4.33%      4.30%               3.95%
Portfolio Turnover.......................       45%        75%       274%                 86%**
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................     2.50%      2.36%      2.50%               2.98%
Ratio of Net Investment Income to Average
  Net Assets.............................     3.51%      3.72%      3.24%               1.89%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            October 19, 1993
                                              Year Ended December 31,       (Commencement of
                                           -----------------------------    Distribution) to
             Class C Shares                 1996       1995       1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $10.260    $ 9.314    $10.134             $10.250
                                           -------    -------    -------             -------
Net Investment Income....................     .374       .430       .419                .091
Net Realized and Unrealized Gain/Loss on
  Investments............................    (.026)      .918      (.822)              (.098)
                                           -------    -------    -------             -------
Total from Investment Operations.........     .348      1.348      (.403)              (.007)
                                           -------    -------    -------             -------

Less:
  Distributions from Net Investment
    Income...............................     .402       .402       .417                .087
  Distributions from Net Realized Gain on
    Investments (Note 1).................      -0-        -0-        -0-                .022
                                           -------    -------    -------             -------
Total Distributions......................     .402       .402       .417                .109
                                           -------    -------    -------             -------
Net Asset Value, End of the Period.......  $10.206    $10.260    $ 9.314             $10.134
                                           =======    =======    =======             =======
Total Return* (a)........................     3.54%     14.74%     (4.04%)              (.10%)**
Net Assets at End of the Period (In
  millions)..............................  $   5.8    $   4.9    $   4.7             $    .3
Ratio of Expenses to Average Net
  Assets*................................     2.32%      1.74%      1.43%                .97%
Ratio of Net Investment Income to Average
  Net Assets*............................     3.70%      4.36%      4.34%               4.05%
Portfolio Turnover.......................       45%        75%       274%                 86%**
*If certain expenses had not been reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................     2.50%      2.34%      2.46%               2.97%
Ratio of Net Investment Income to Average
  Net Assets.............................     3.52%      3.75%      3.31%               2.06%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                               December 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $60,000. These costs are being amortized on a straight line basis over the 60 month period ending May 27, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $685,887 which will expire between December 31, 2002 and December 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended December 31, 1996, 100% of the income distributions made by the Fund were exempt from federal income taxes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .500 of 1%
Over $500 million.......................................     .450 of 1%

    For the year ended December 31, 1996, VKAC has agreed to assume the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended December 31, 1996, the Fund recognized expenses of approximately $16,700 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.
    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $35,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.
    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
    At December 31, 1996, VKAC owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996
--------------------------------------------------------------------------------

     At December 31, 1996, capital aggregated $12,027,013, $15,986,638 and
$5,542,712 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   103,746   $ 1,052,973
  Class B.......................................   139,700     1,404,638
  Class C.......................................   245,967     2,488,580
                                                  --------   -----------
Total Sales.....................................   489,413   $ 4,946,191
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    40,990   $   414,943
  Class B.......................................    38,800       392,637
  Class C.......................................    16,324       165,377
                                                  --------   -----------
Total Dividend Reinvestment.....................    96,114   $   972,957
                                                  ========   ===========
Repurchases:
  Class A.......................................  (445,139)  $(4,514,663)
  Class B.......................................  (281,671)   (2,845,685)
  Class C.......................................  (172,868)   (1,763,158)
                                                  --------   -----------
Total Repurchases...............................  (899,678)  $(9,123,506)
                                                  ========   ===========

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $15,073,760, $17,035,048 and
$4,651,913 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   132,361    $ 1,315,355
  Class B.......................................   172,036      1,724,905
  Class C.......................................   197,244      1,952,799
                                                  --------    -----------
Total Sales.....................................   501,641    $ 4,993,059
                                                  ========    ===========
Dividend Reinvestment:
  Class A.......................................    51,462    $   512,479
  Class B.......................................    41,187        409,706
  Class C.......................................    16,979        168,858
                                                  --------    -----------
Total Dividend Reinvestment.....................   109,628    $ 1,091,043
                                                  ========    ===========
Repurchases:
  Class A.......................................  (346,026)   $(3,440,596)
  Class B.......................................  (400,845)    (3,959,338)
  Class C.......................................  (238,970)    (2,351,901)
                                                  --------    -----------
Total Repurchases...............................  (985,841)   $(9,751,835)
                                                  ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                               December 31, 1996
--------------------------------------------------------------------------------

    For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,800 and CDSC on redeemed shares of approximately $27,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $15,862,246 and $16,266,055, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $126,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Intermediate Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Intermediate Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Intermediate Term Municipal Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 7, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 2,546,884 shares voted for the proposal, 47,774 shares voted against and 135,127 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 1,665,695 shares voted for the proposal, 79,607 shares voted against and 139,178 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 2,587,872 shares voted for the proposal, 34,231 shares voted against and 107,681 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 26

FLI ANR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,

    We are pleased to report that the
Van Kampen American Capital Florida
Insured Tax Free Income Fund has
continued to generate positive
investment performance. As noted in
earlier reports, VK/AC Holding Inc.,                      [PHOTO]
the parent company of Van Kampen
American Capital, Inc., was acquired
by Morgan Stanley Group Inc., a world   DENNIS J. MCDONNELL AND DON G. POWELL
leader in asset management and
investment banking. The transaction was completed in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the U.S. economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor market and stronger-than-expected

                                                           Continued on page two
economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers, followed by transportation securities which returned for the year, returning
5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
    We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
    One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
    While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.

                                                         Continued on page three

    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

                                          A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)...     4.37%      3.58%      3.65%
One-year total return(2)................    (0.60%)    (0.39%)     2.66%
Life-of-Fund average annual total
  return(2).............................     5.52%      5.54%      6.92%
Commencement date.......................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.90%      4.38%      4.38%
Taxable equivalent distribution
  rate(4)...............................     7.66%      6.84%      6.84%
SEC Yield(5)............................     4.82%      4.30%      4.30%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.76%, 3.24% and 3.24% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
AAA......................................  81.2%
AA.......................................   7.7%      [PIE CHART]
A........................................   6.4%
BBB......................................   4.7%


AS OF JUNE 30, 1996(1)

AAA......................................  87.5%       [PIE CHART]
AA.......................................   3.6%
A........................................   3.0%
BBB......................................   5.9%


Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Health Care .............................  33.3%
Public Education ........................  11.2%
Water and Sewer .........................  11.1%
Single-Family
  Housing ...............................   9.5%
Retail
 Elec/Gas/Telephone .....................   7.1%

AS OF JUNE 30, 1996(1)

Public Education ........................  25.1%
Health Care .............................  19.3%
Water and Sewer .........................  17.1%
Retail
Elec/Gas/Telephone ......................   8.8%
Single-Family
  Housing ...............................   8.5%

 DURATION

          AS OF DECEMBER 31, 1996(1)       AS OF JUNE 30, 1996(1)
Duration           9.44 years                     9.41 years



(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

     GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

     Van Kampen American Capital Florida Insured Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 29, 1994 through December 31, 1996)

                           INVESTMENT PERFORMANCE CHART


    DATE            VKAC FLORIDA INSURED            LEHMAN BROTHERS MUNICIPAL
                    TAX FREE INCOME FUND                   BOND INDEX

   7/94                   9527                             10000
  12/94                   9387                              9745.5
   6/95                  10145                             10686.5
  12/95                  10916                             11447.3
   6/96                  10749                             11395.9
  12/96                  11394                             11955


FUND'S TOTAL RETURN

1 Year Avg. Annual                =-0.60%
Inception Avg. Annual             = 5.52%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Florida Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Joseph
A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.


   Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

   A 1996 ushered in a favorable environment for the bond market. However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.

      During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year-end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. At year end, insured municipal bond yields averaged 81 percent of Treasuries. Municipal bonds continue to represent good value in this range on an after-tax basis.


   Q  WHAT OTHER FACTORS AFFECTED THE FUND?

   A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.

      The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration, and any negative changes in federal legislation for infrastructure programs are expected to be minor.

      Another 1996 trend that had an impact on the Fund was the rising number of issues that came to the market insured. Insured issuance has grown steadily from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. This was due, in part, to an increasing appetite for safety from investors concerned about municipalities with current financial difficulties, such as Miami, Florida. Also, drastic cuts in insurance costs over recent years have made yields on insured offerings much more attractive when compared to lower-rated securities.

   Q  WHAT ACTIONS DID YOU TAKE IN RESPONSE TO THESE EVENTS?

   A The Fund's investment objective is to provide Florida investors with a high level of current income exempt from federal income and Florida intangible personal property taxes, consistent with the preservation of capital. To achieve this goal, we employed the following strategies.

      Approximately 81 percent of the Fund's assets were AAA-rated by Standard & Poor's Ratings Group. These bonds have tended to involve very little credit risk, are highly liquid, and typically respond quickly to interest rate changes. The remaining 19 percent of assets were also investment-grade securities, making this Fund an excellent choice for the conservative investor.

      Florida is the fourth largest issuer of municipal securities, with total volume of $9.8 billion in 1996. Approximately two-thirds of this volume came to market insured, which provided a wide variety of quality securities across many sectors. We focused on health-care related securities, public education, and water and sewer revenue bonds, as these sectors provided some of the most attractive yields in the tax-exempt markets. The health-care sector, which is beginning to reap the rewards of managed care and consolidations, was the best performing sector last year.

      We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 9.44 years, longer than the Lehman Brothers Florida Insured Index duration of 8.93 years.

      We also found value in the intermediate range of the yield curve in 1996. We did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, so we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long-term yields, with about two-thirds of the volatility. For additional Fund portfolio highlights, please refer to page five.

   Q  HOW DID THE FUND PERFORM IN 1996?

   A For the 12-month period ended December 31, 1996, the Fund generated a total return of 4.37 percent(1) (Class A shares at net asset value), placing it in the top half of the Florida Municipal Debt category as tracked by Lipper Analytical Services. By comparison, the market in general, as represented by the Lehman Brothers Municipal Bond Index, returned 4.43 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

      The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. The Fund's distribution rate was 4.90 percent(3) as of December 31, 1996, based on a monthly dividend of $.0645 per Class A share and a maximum public offering price of $15.81 per share. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 7.66 percent(4). Please refer to the chart on page four for additional Fund performance results.


   Q WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MUNICIPAL BOND MARKET IN THE UPCOMING MONTHS?

   A In the state of Florida, above-average population growth and strong employment growth contributed to a solid economy in 1996. As corporations continue to relocate to the state, we expect Florida's economy to remain robust in the future. Rising population and growing infrastructure needs will result in increased needs for external financing.

      The national economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We will, however, move to a slightly defensive posture with the Fund as we enter the new year by shortening its duration slightly to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.

      The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, thereby keeping the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, may increase, causing bond prices to rise.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]

Joseph A. Piraro
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         FLORIDA  89.7%
$1,500   Altamonte Springs, FL Hlth Fac Auth Hosp Rev
         Adventist Hlth Sunbelt Ser B (AMBAC Insd)........   5.375%  11/15/23  $ 1,430,280
   470   Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.650   09/01/21      485,007
   650   Brevard Cnty, FL Sales Tax Rev (MBIA Insd).......   5.750   12/01/13      663,826
 1,000   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC
         Insd)............................................   5.400   07/01/12    1,012,280
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd)................................   6.500   08/15/12      542,750
 1,650   Coral Springs, FL Franchise Rev Rfdg (AMBAC Insd)
         (b)..............................................   5.375   09/01/17    1,621,587
   980   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.750   05/01/08    1,021,905
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   6.000   05/01/14      520,535
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd)............................................   5.750   11/15/10      926,019
 1,000   Florida St Dept of Tran Right of Way Acquisition
         & Brdg...........................................   5.500   07/01/21      987,410
   500   Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375   10/01/13      531,625
   750   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250   12/01/34      803,468
 1,300   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   5.700   10/01/15    1,318,902
 1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)
         (b)..............................................   6.100   10/01/18    1,031,940
 1,000   Jacksonville, FL Elec Auth Rev Saint John's Pwr-2
         Ser 7 Rfdg (MBIA Insd)...........................   5.500   10/01/14    1,000,740
   700   Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
         Med Cent Proj Ser A Rfdg (MBIA Insd).............   7.300   06/01/19      756,021
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr Proj
         (AMBAC Insd).....................................   6.350   08/01/25    1,062,090
 2,125   Lakeland, FL Hosp Sys Rev Lakeland Regl Med Cent
         Proj Rfdg (MBIA Insd)............................   5.250   11/15/25    2,023,382
 1,000   Lee Cnty, FL Hsg Fin Auth Single Family
         Multi-Cnty Pgm Ser A.............................   7.450   09/01/27    1,110,120
   990   Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
         Collateralized)..................................   6.875   11/01/26    1,057,518
 1,000   Manatee Cnty, FL Pub Utils Rev Ser A1 Rfdg (MBIA
         Insd)............................................   5.000   10/01/13      950,370
   890   Martin Cnty, FL Cons Util Sys Rev Rfdg & Impt
         (FGIC Insd)......................................   5.750   10/01/08      939,884
   750   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875   12/15/25      861,697
   545   Melbourne, FL Arpt Rev Rfdg (MBIA Insd)..........   6.250   10/01/18      580,485
   500   Miramar, FL Wastewtr Impt Assmt Rev (FGIC
         Insd)............................................   6.750   10/01/25      559,520
 2,680   Naples, FL Hosp Rev Naples Cmny Hosp Inc (MBIA
         Insd)............................................   5.500   10/01/26    2,639,237
   250   Orange Cnty, FL Hlth Fac Auth Rev Pooled Hosp Ln
         Ser B Rfdg (BIGI Insd)...........................   7.875   12/01/25      258,528

                                               See Notes to Financial Statements

                               DECEMBER 31, 1996

--------------------------------------------------------------------------------

    Par
   Amount
   (000)                    Description                             Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$        1,000   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
                 Rev (GNMA Collateralized) (c)....................   6.550%  10/01/21  $ 1,036,110
           900   Orange Cnty, FL Tourist Dev Tax Rev Ser B (AMBAC
                 Insd)............................................   6.500   10/01/19      985,653
         1,000   Osceola Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
                 Insd)............................................   5.500   06/01/19      986,640
         1,800   Palm Beach Cnty, FL Hlth Fac Retirement Cmnty
                 Acts Oblig Group.................................   5.625   11/15/20    1,767,402
           750   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
                 (AMBAC Insd).....................................   6.375   08/01/15      802,050
         1,000   Polk Cnty, FL Indl Dev Auth Tampa Elec Co Proj...   5.850   12/01/30      997,740
         1,000   Santa Rosa Bay Bridge Auth FL Rev................   6.250   07/01/28      989,810
           750   Sarasota Cnty, FL Util Sys Rev (Prerefunded @
                 10/01/04) (FGIC Insd)............................   6.500   10/01/14      852,758
         1,000   Tampa, FL Rev Allegany Hlth Sys Saint Mary's
                 (MBIA Insd) (c)..................................   5.125   12/01/23      921,940
           500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
                 Hlth Rfdg & Impt (AMBAC Insd)....................   5.750   11/15/13      511,490
         1,000   Volusia Cnty, FL Hlth Fac Auth Rev John Knox
                 Hlthcare Rfdg (Asset Gty Insd) (c)...............   6.000   06/01/17    1,011,480
                                                                                       -----------
                                                                                        37,560,199
                                                                                       -----------
                 PUERTO RICO  3.3%
           670   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
                 Rfdg.............................................   6.625   07/01/12      722,910
           650   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
                 Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      660,692
                                                                                       -----------
                                                                                         1,383,602
                                                                                       -----------
        TOTAL LONG-TERM INVESTMENTS  93.0%
          (Cost $37,484,793) (a).....................................................   38,943,801
                                                                                       -----------
        SHORT-TERM INVESTMENTS AT AMORTIZED COST  9.4%
        Palm Beach Cnty, FL Wtr & Swr Rev ($645,000 par, coupon 5.00%, maturing
        01/02/97)....................................................................      645,000
        Pinellas Cnty, FL Hlth Fac Dates Pooled Hosp Ln Pgm Rfdg ($3,300,000 par,
        coupon 4.80%, maturing 01/02/97).............................................    3,300,000
                                                                                       -----------
        TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST...............................    3,945,000
        LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%)................................   (1,011,662)
                                                                                       -----------
        NET ASSETS  100.0%...........................................................  $41,877,139
                                                                                       ===========

(a) At December 31, 1996 for federal income tax purposes, cost is $37,484,793; the aggregate gross unrealized appreciation is $1,544,304 and the aggregate gross unrealized depreciation is $85,296, resulting in net unrealized appreciation of $1,459,008.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $37,484,793)
  (Note 1)..................................................  $38,943,801
Short-Term Investments (Note 1).............................    3,945,000
Cash........................................................    3,030,224
Receivables:
  Interest..................................................      477,837
  Fund Shares Sold..........................................      155,424
Unamortized Organizational Expenses (Note 1)................       61,707
                                                              -------------
      Total Assets..........................................   46,613,993
                                                              -------------
LIABILITIES:
Payables:
  Securities Purchased......................................    4,474,939
  Income Distributions......................................       83,140
  Organizational Expenses (Note 1)..........................       50,430
  Distributor and Affiliates (Notes 2 and 6)................       31,569
  Fund Shares Repurchased...................................       26,089
Deferred Compensation and Retirement Plans (Note 2).........       37,415
Accrued Expenses............................................       33,272
                                                              -------------
      Total Liabilities.....................................    4,736,854
                                                              -------------
NET ASSETS..................................................  $41,877,139
                                                              =============
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $40,369,602
Net Unrealized Appreciation on Securities...................    1,459,008
Accumulated Net Realized Gain on Securities.................       27,558
Accumulated Undistributed Net Investment Income.............       20,971
                                                              -------------
NET ASSETS..................................................  $41,877,139
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $22,155,203 and 1,471,084 shares of
      beneficial interest issued and outstanding)...........  $     15.06
    Maximum sales charge (4.75%* of offering price).........          .75
                                                              -------------
    Maximum offering price to public........................  $     15.81
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $18,872,726 and 1,252,795 shares of
      beneficial interest issued and outstanding)...........  $     15.06
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $849,210 and
      56,311 shares of beneficial interest issued and
      outstanding)..........................................  $     15.08
                                                              =============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,916,154
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $41,541, $173,312 and $3,893, respectively)
  (Note 6)..................................................     218,746
Investment Advisory Fee (Note 2)............................     171,268
Custody.....................................................      60,971
Printing....................................................      47,031
Trustees Fees and Expenses (Note 2).........................      32,630
Amortization of Organizational Expenses (Note 1)............      24,054
Registration and Filing Fees................................      21,163
Auditing....................................................      20,130
Shareholder Services (Note 2)...............................      14,195
Legal (Note 2)..............................................       9,150
Other.......................................................      15,943
                                                              ------------
  Total Expenses............................................     635,281
  Less Fees Waived and Expenses Reimbursed ($171,268 and
    $235,222, respectively) (Note 2)........................     406,490
                                                              ------------
    Net Expenses............................................     228,791
                                                              ------------
NET INVESTMENT INCOME.......................................  $1,687,363
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $  300,120
  Options...................................................     (51,007)
  Futures...................................................      38,401
                                                              ------------
Net Realized Gain on Securities.............................     287,514
                                                              ------------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   2,006,673
  End of the Period:
    Investments.............................................   1,459,008
                                                              ------------
Net Unrealized Depreciation on Securities During the
  Period....................................................    (547,665)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $ (260,151)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,427,212
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                             Year Ended          Year Ended
                                                      December 31, 1996   December 31, 1995
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................       $ 1,687,363         $ 1,201,714
Net Realized Gain/Loss on Securities.................           287,514            (144,567)
Net Unrealized Appreciation/Depreciation on
  Securities
  During the Period..................................          (547,665)          2,450,275
                                                            -----------         -----------
Change in Net Assets from Operations.................         1,427,212           3,507,422
                                                            -----------         -----------
Distributions from Net Investment Income.............        (1,654,415)         (1,204,444)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................               -0-             (11,977)
                                                            -----------         -----------
Distributions from and in Excess of Net Investment
  Income*............................................        (1,654,415)         (1,216,421)
                                                            -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................          (227,203)          2,291,001
                                                            -----------         -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................        16,047,069          17,861,887
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           701,942             447,813
Cost of Shares Repurchased...........................        (8,255,409)         (6,892,964)
                                                            -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         8,493,602          11,416,736
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS.........................         8,266,399          13,707,737
NET ASSETS:
Beginning of the Period..............................        33,610,740          19,903,003
                                                            -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $20,971 and
  $(11,977), respectively)...........................       $41,877,139         $33,610,740
                                                            ===========         ===========

                                           Year Ended          Year Ended
*Distributions by Class             December 31, 1996   December 31, 1995
-------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
Class A Shares.....................        $ (868,212)         $ (578,890)
Class B Shares.....................          (768,924)           (634,695)
Class C Shares.....................           (17,279)             (2,836)
                                          -----------         -----------
                                          $(1,654,415)        $(1,216,421)
                                          ===========         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                                                              of Investment
                                         Year Ended          Year Ended      Operations) to
         Class A Shares           December 31, 1996   December 31, 1995   December 31, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................           $15.203             $13.796             $14.300
                                            -------             -------             -------
  Net Investment Income..........              .784                .789                .291
  Net Realized and Unrealized
    Gain/Loss on Securities......             (.153)              1.416               (.507)
                                            -------             -------             -------
Total from Investment
  Operations.....................              .631               2.205                .216
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1).......................              .774                .798                .288
                                            -------             -------             -------
Net Asset Value, End of the
  Period.........................           $15.060             $15.203             $13.796
                                            =======             =======             =======
Total Return* (a)................             4.37%              16.29%              (1.47%)**
Net Assets at End of the Period
  (In millions)..................             $22.2               $16.2                $9.0
Ratio of Expenses to Average Net
  Assets*........................              .28%                .44%                .49%
Ratio of Net Investment Income to
  Average Net Assets*............             5.31%               5.33%               5.13%
Portfolio Turnover...............               73%                 41%                 19%**
* If certain expenses had not
  been assumed by VKAC, total
  return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net
  Assets.........................             1.47%               1.70%               1.99%
Ratio of Net Investment Income to
  Average Net Assets.............             4.13%               4.07%               3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                                                              of Investment
                                       Year Ended            Year Ended      Operations) to
         Class B Shares          December 31, 1996    December 31, 1995   December 31, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................            $15.201             $13.792             $14.300
                                            -------             -------             -------
  Net Investment Income.........               .677                .685                .251
  Net Realized and Unrealized
    Gain/Loss on Securities.....              (.154)              1.415               (.509)
                                            -------             -------             -------
Total from Investment
  Operations....................               .523               2.100               (.258)
Less Distributions from and in
  Excess of Net Investment
  Income (Note 1)...............               .660                .691                .250
                                            -------             -------             -------
Net Asset Value, End of the
  Period........................            $15.064             $15.201             $13.792
                                            =======             =======             =======
Total Return* (a)...............              3.58%              15.53%              (1.81%)**
Net Assets at End of the Period
  (In millions).................              $18.9               $16.9               $10.9
Ratio of Expenses to Average Net
  Assets*.......................              1.03%               1.12%               1.26%
Ratio of Net Investment Income
  to Average Net Assets*........              4.56%               4.66%               4.31%
Portfolio Turnover..............                73%                 41%                 19%**
* If certain expenses had not
  been assumed by VKAC, total
  return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net
  Assets........................              2.22%               2.38%               2.75%
Ratio of Net Investment Income
  to Average Net Assets.........              3.38%               3.40%               2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                                                              of Investment
                                         Year Ended          Year Ended      Operations) to
         Class C Shares           December 31, 1996   December 31, 1995   December 31, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................           $15.213             $13.786             $14.300
                                            -------             -------             -------
  Net Investment Income..........              .668                .690                .249
  Net Realized and Unrealized
    Gain/Loss on Securities......             (.140)              1.428               (.513)
                                            -------             -------             -------
Total from Investment
  Operations.....................              .528               2.118                .264
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1).......................              .660                .691                .250
                                            -------             -------             -------
Net Asset Value, End of the
  Period.........................           $15.081             $15.213             $13.786
                                            =======             =======             =======
Total Return* (a)................             3.65%              15.61%              (1.81%)**
Net Assets at End of the Period
  (In thousands).................            $849.2              $461.8               $11.4
Ratio of Expenses to Average Net Assets*...   1.03%               1.13%               1.26%
Ratio of Net Investment Income to
  Average Net Assets*............             4.56%               4.51%               4.28%
Portfolio Turnover...............               73%                 41%               19%**
* If certain expenses had not
  been assumed by VKAC, total
  return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net Assets...    2.22%               2.39%             2.74%
Ratio of Net Investment Income to
  Average Net Assets.............             3.38%               3.25%             2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security.

                        December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. For the year ended December 31, 1996, 99.5% of the income distributions made by the Fund were exempt from federal income taxes. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                               December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................      .500 of 1%
Over $500 million.......................................      .450 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund incurred expenses of approximately $16,500 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. All of these expenses were assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund incurred expenses of approximately $8,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense was assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

3.  CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $21,428,427, $18,098,011 and
$843,164 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                 SHARES         VALUE
------------------------------------------------------------------------
Sales:
  Class A.....................................    662,550    $ 9,888,850
  Class B.....................................    371,733      5,505,878
  Class C.....................................     43,663        652,341
                                                ----------   ------------
Total Sales...................................  1,077,946    $16,047,069
                                                ==========   ============
Dividend Reinvestment:
  Class A.....................................     24,754    $   367,510
  Class B.....................................     21,677        321,647
  Class C.....................................        858         12,785
                                                ----------   ------------
Total Dividend Reinvestment...................     47,289    $   701,942
                                                ==========   ============
Repurchases:
  Class A.....................................   (282,145)   $(4,206,188)
  Class B.....................................   (255,198)    (3,772,557)
  Class C.....................................    (18,569)      (276,664)
                                                ----------   ------------
Total Repurchases.............................   (555,912)   $(8,255,409)
                                                ==========   ============

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $15,378,255, $16,043,043 and
$454,702 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                SHARES              VALUE
----------------------------------------------------------------------------
Sales:
  Class A...............................         638,004         $ 9,423,423
  Class B...............................         543,226           7,996,321
  Class C...............................          29,482             442,143
                                               ---------         -----------
Total Sales.............................       1,210,712         $17,861,887
                                               =========         ===========
Dividend Reinvestment:
  Class A...............................          13,418         $   197,470
  Class B...............................          16,884             248,162
  Class C...............................             147               2,181
                                               ---------         -----------
Total Dividend Reinvestment.............          30,449         $   447,813
                                               =========         ===========
Repurchases:
  Class A...............................        (240,707)        $(3,477,451)
  Class B...............................        (232,380)         (3,414,090)
  Class C...............................             (96)             (1,423)
                                               ---------         -----------
Total Repurchases.......................        (473,183)        $(6,892,964)
                                               =========         ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                               December 31, 1996
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE
             YEAR OF REDEMPTION                   CLASS B              CLASS C
------------------------------------------------------------------------------
First.......................................        4.00%                1.00%
Second......................................        3.75%                 None
Third.......................................        3.50%                 None
Fourth......................................        2.50%                 None
Fifth.......................................        1.50%                 None
Sixth.......................................        1.00%                 None
Seventh and Thereafter......................         None                 None

    For the years ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $19,000 and CDSC on redeemed shares of approximately $91,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 1996, were $33,527,727 and $23,944,324, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended December 31, 1996, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at December 31, 1995.................        -0-    $     -0-
Options Written and Purchased (Net)..............        450     (207,537)
Options Terminated in Closing Transactions
  (Net)..........................................       (450)     207,537
                                                        ----    ---------
Outstanding at December 31, 1996.................        -0-    $     -0-
                                                        ====    =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1996, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1995...........................          -0-
Futures Opened.............................................          525
Futures Closed.............................................         (525)
                                                                    ----
Outstanding at December 31, 1996...........................          -0-
                                                                    ====

                               December 31, 1996
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $130,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Florida Insured Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 12, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Balanced Fund
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996, where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 1,717,181 shares voted for the proposal, 34,835 shares voted against and 127,335 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 1,375,524 shares voted for the proposal, 60,933 shares voted against and 124,175 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 1,746,421 shares voted for the proposal, 7,186 shares voted against and 125,744 shares abstained.

                 TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 24

NJTF ANR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital New Jersey
Tax Free Income Fund has continued to
generate positive investment
performance. As noted in earlier                        [PHOTO]
reports, VK/AC Holding Inc., the
parent company of Van Kampen American
Capital, Inc., was acquired by Morgan
Stanley Group Inc., a world leader in
asset management and investment            DENNIS J. MCDONNELL AND DON G. POWELL
banking. The transaction was completed
in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor

                                                           Continued on page two
market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers for the year, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
    We expect interest rates during 1997 to repeat last year's moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed. We anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
    One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
    While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.

                                                         Continued on page three

    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,


[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

TOTAL RETURNS

                                            A Shares   B Shares   C Shares
One-year total return based on NAV(1).....     4.28%      3.52%      3.45%
One-year total return(2)..................    (0.69%)    (0.44%)     2.46%
Life-of-Fund average annual total
  return(2)...............................     4.94%      4.93%      6.26%
Commencement date.........................  07/29/94   07/29/94   07/29/94


DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.97%      4.49%      4.49%
Taxable equivalent distribution
  rate(4)................................     8.30%      7.50%      7.50%
SEC Yield(5).............................     5.04%      4.53%      4.53%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.1% combined effective federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, total return would have been lower and the SEC Yield would have been 3.23%, 2.72% and 2.72% for Classes A, B and C, respectively.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

            AS OF DECEMBER 31, 1996
     AAA....................  71.0%
     AA.....................   6.1%
     A......................   5.7%
     BBB....................  13.5%
     Non-Rated..............   3.7%
                                      [Pie Chart]

              AS OF JUNE 30, 1996(1)
     AAA....................  74.8%
     AA.....................   2.0%
     A......................   9.6%
     BBB....................   9.6%
     Non-Rated..............   4.0%
                                      [Pie Chart]

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996
Health Care............  23.1%
Public Building........  18.2%
Single Family
  Housing..............  10.5%
General Purpose........  10.4%
Retail
  Elec/Gas/Telephone...   8.6%

AS OF JUNE 30, 1996
Health Care............  26.9%
General Purpose........  11.1%
Public Building........  10.4%
Retail
  Elec/Gas/Telephone...   9.2%
Single Family
  Housing..............   8.1%

 DURATION

          As of December 31, 1996(1)         As of June 30, 1996(1)
Duration          7.72 years                       8.25 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital New Jersey Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 29, 1994 through December 31, 1996)

                         [Investment Performance Chart]

               VKAC New Jersey             Lehman Brothers
             Tax Free Income Fund        Municipal Bond Index
Jul 1994          9,525.00                   10,000.00

Dec 1994          9,354.00                    9,745.50

Jun 1995         10,025.00                   10,686.50

Dec 1995         10,782.00                   11,447.30

Jun 1996         10,694.00                   11,395.90

Dec 1996         11,243.00                   11,955.00

Fund's Total Return
1 Year Avg. Annual =                             -0.69%
Inception Avg. Annual =                           4.94%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital New Jersey Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed income. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1996.

   Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

   A 1996 ushered in a favorable environment for the bond market. However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.
    During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. At year end, insured municipal bond yields averaged 90 percent of Treasuries. Municipal bonds continue to represent good value in this range on an after-tax basis.

   Q WERE THERE ANY OTHER KEY FACTORS BESIDES THE ECONOMY THAT HAD SOME EFFECT ON THIS FUND OVER THE REPORTING PERIOD?

   A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices rose in the early stages of a fairly strong rally.
    The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration. Additionally, any negative changes in federal legislation for infrastructure programs are expected to be minor.
    Another 1996 trend that had an impact on the Fund was the rising number of issues that came to the market insured. Insured issuance has steadily grown from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. This was due, in part, to an increasing appetite for safety from investors concerned about municipalities having current financial difficulties. Also, drastic cuts in insurance costs over recent years have made yields on insured offerings much more attractive when compared to lower-rated securities.

   Q  HOW DID YOU POSITION THE FUND IN LIGHT OF THESE CONDITIONS?

   A The Fund's objective is to seek to provide a high level of current income exempt from federal and state income taxes, consistent with the preservation of capital. To achieve this goal, we used the following strategies.

    Approximately 71 percent of long-term investments were AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. These bonds typically involve little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 17 percent of long-term investments are BBB-rated or non-rated. A combination of high quality and lower-rated holdings helps balance the portfolio's volatility to interest rate movements. While high quality holdings may add a stabilizing component and total return opportunities, lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change. We rely on our credit research staff to identify relative value and specific securities that meet our internal credit standards.
    The above-average percentage of insured holdings was a result of supply-and-demand fundamentals. While New Jersey was the eighth largest issuer of municipal securities in 1996, strong demand and scarce supply helped to drive up the value of tax-exempt paper held in the Fund's portfolio. Over half of all New Jersey issuance comes to market insured. The relatively low level of issuance (3 percent of total national volume), and high level of quality issuance, made it challenging to find high-yield securities.
    We focused our attention on health-care related securities, public building and single family housing bonds, as these sectors offer some of the most attractive yields in the tax-exempt markets. Health care, which is beginning to reap the rewards of managed care and consolidations, was the best performing sector last year.
    We seek to manage the volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 7.72 years, as compared to the Lehman Brothers New Jersey Municipal Bond Index duration of 8.28 years.
    We also found value in the intermediate range of the yield curve in 1996. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that matured in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long term yields, with about two-thirds of the volatility.

   Q  HOW DID THE FUND PERFORM IN 1996?

   A For the 12-month period ended December 31, 1996, the Fund achieved a total return of 4.28 percent(1) (Class A shares at net asset value), which put it in the top half of the New Jersey Municipal Debt category as tracked by
Lipper Analytical Services.
    The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. Its Class A share distribution rate was 4.97 percent(3) as of December 31, 1996, based on a monthly dividend of $.0645 per share and a maximum public offering price of $15.58. For investors in the 40.1 percent combined state and federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.30 percent(4).

   Q WHAT IS YOUR OUTLOOK FOR THE FUND AND THE NEW JERSEY MUNICIPAL BOND MARKET IN THE UPCOMING MONTHS?

   A New Jersey's strong credit profile reflects solid fiscal management, a diversified economy, and consistent, albeit modest, growth. As such, we expect the value of bonds held in the Fund, as well as offerings in the market, to remain at prices which are higher than comparable national offerings.
    The national economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by keeping its duration at a neutral or slightly short level to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, and therefore keep the budget deficit under control. This split government should also help minimize changes of major tax reform, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase, having a positive effect on the fixed-income market.


[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments



[SIG]
Timothy D. Haney
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                         Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         NEW JERSEY  85.4%
$ 400    Atlantic City, NJ Brd Edl Sch (AMBAC Insd)........   6.125%  12/01/11  $   422,280
  250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (MBIA
          Insd)............................................   6.150   10/01/14      265,895
  150    Delaware River Port Auth PA & NJ (FGIC Insd)......   5.500   01/01/26      147,968
  500    Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A
          (MBIA Insd)......................................   5.600   12/01/16      500,190
  250    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
          Proj (Prerefunded @ 12/01/04) (AMBAC Insd).......   6.600   12/01/07      285,997
  375    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
          Proj Rfdg (AMBAC Insd)...........................   5.350   12/01/24      366,217
  370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)...........   5.375   09/01/10      372,061
  500    Essex Cnty, NJ Util Auth Solid Waste Rev Ser A
          (FSA Insd).......................................   5.600   04/01/16      499,660
  250    Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
          (MBIA Insd)......................................   6.600   12/01/21      271,200
  250    Lacey Muni Util Auth NJ Wtr Rev (MBIA Insd).......   6.250   12/01/24      268,022
  250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec..........       *   04/01/11      115,068
  250    Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl Lease
          Proj Rfdg (MBIA Insd)............................   5.000   11/15/16      236,578
  500    Millburn Twp, NJ Brd Edl..........................   5.350   07/15/12      503,295
1,000    New Jersey Bldg Auth St Bldg Rev..................   5.000   06/15/18      919,150
  500    New Jersey Econ Dev Auth Dist Heating & Cooling
          Rev Trigen Trenton Ser A.........................   6.200   12/01/10      509,805
  400    New Jersey Econ Dev Auth Holt Hauling & Warehsg
          Rev Ser G Rfdg...................................   8.400   12/15/15      419,116
  300    New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
          Lien Ser A (MBIA Insd)...........................   5.800   07/01/09      311,400
  200    New Jersey Econ Dev Auth Pollutn Ctl Rev (AMBAC
          Insd)............................................   7.100   07/01/15      240,654
  210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs
          Elec & Gas Co Proj A (MBIA Insd).................   6.400   05/01/32      223,556
  350    New Jersey Econ Dev Auth Rev RWJ Hlth Care Corp
          (FSA Insd).......................................   6.250   07/01/14      373,625
  300    New Jersey Econ Dev Auth Wtr Fac Rev Hackensack
          Wtr Co Proj B Rfdg (MBIA Insd)...................   5.900   03/01/24      304,530
  490    New Jersey Hlthcare Fac Fin Auth Rev Atlantic City
          Med Cent Ser C Rfdg..............................   6.800   07/01/11      527,999
  700    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)....................   7.000   07/01/04      791,336
  400    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
          Group Issue (Connie Lee Insd)....................   7.000   07/01/06      461,716
  250    New Jersey Hlthcare Fac Fin Auth Rev Englewood
          Hosp & Med Cent..................................   6.700   07/01/15      258,040
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.000   07/01/06      271,140
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
          Cent at Passaic (FSA Insd).......................   6.750   07/01/19      278,952
  400    New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore
          Med Cent (AMBAC Insd)............................   6.250   07/01/21      425,468

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)    Description                                          Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------

         NEW JERSEY (CONTINUED)
$ 500    New Jersey Hlthcare Fac Fin Auth Rev Southern
          Ocean Cnty Hosp Ser A............................   6.125%  07/01/13  $   504,015
  400    New Jersey Sports & Exposition Auth Convention
          Cent Luxury Tax Rev Ser A Rfdg (MBIA Insd).......   6.250   07/01/20      425,172
  200    New Jersey St Edl Fac Auth Rev Caldwell College
          Ser A............................................   7.250   07/01/25      209,350
  250    New Jersey St Edl Fac Auth Rev Glassboro St
          College Ser A (MBIA Insd)........................   6.700   07/01/21      272,792
  300    New Jersey St Edl Fac Auth Rev Montclair St Univ
          Ser F (AMBAC Insd)...............................   5.400   07/01/25      293,805
  270    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          K (MBIA Insd)....................................   6.375   10/01/26      277,644
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          O (MBIA Insd)....................................   6.300   10/01/23      513,695
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          S................................................   6.000   10/01/21      501,235
  280    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
          Insd)............................................   6.500   01/01/16      316,851
  200    Port Auth NY & NJ Cons 95th Ser...................   6.125   07/15/22      208,136
  400    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Co Proj C Rfdg (MBIA Insd)........   6.200   08/01/30      424,444
  300    Union City, NJ (FSA Insd).........................   6.375   11/01/10      334,281
                                                                                -----------
                                                                                 14,852,338
                                                                                -----------
         GUAM  1.5%
  250    Guam Govt Ser A...................................   5.750   09/01/04      251,593
                                                                                -----------
         PUERTO RICO  10.1%
  200    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg.............................................   6.625   07/01/12      215,794
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T...........   6.375   07/01/24      264,030
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg......   6.000   07/01/14      252,613
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg......   5.500   07/01/14      243,565
  470    Puerto Rico Hsg Bank & Fin Agy Single Family Mtg
          Rev (GNMA Collateralized)........................   6.250   04/01/29      479,207
  300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      304,935
                                                                                -----------
                                                                                  1,760,144
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $16,036,955) (a)......................................................   16,864,075
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.2%................................      200,000
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...................................      321,494
                                                                                -----------
NET ASSETS  100.0%............................................................  $17,385,569
                                                                                ===========

* Zero coupon bond

(a) At December 31, 1996, for federal income tax purposes cost is $16,036,955; the aggregate gross unrealized appreciation is $842,289 and the aggregate gross unrealized depreciation is $15,169, resulting in net unrealized appreciation of $827,120.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $16,036,955)
  (Note 1)..................................................  $16,864,075
Short-Term Investments (Note 1).............................      200,000
Cash........................................................       44,548
Receivables:
  Interest..................................................      329,484
  Fund Shares Sold..........................................       10,056
Unamortized Organizational Expenses (Note 1)................       61,706
                                                              -----------
      Total Assets..........................................   17,509,869
                                                              -----------
LIABILITIES:
Payables:
  Distributor and Affiliates (Notes 2 and 5)................       39,963
  Income Distributions......................................       35,264
Accrued Expenses............................................       38,157
Deferred Compensation and Retirement Plans (Note 2).........       10,916
                                                              -----------
      Total Liabilities.....................................      124,300
                                                              -----------
NET ASSETS..................................................  $17,385,569
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $16,805,528
Net Unrealized Appreciation on Securities...................      827,120
Accumulated Undistributed Net Investment Income.............        6,730
Accumulated Net Realized Loss on Securities.................     (253,809)
                                                              -----------
NET ASSETS..................................................  $17,385,569
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $7,641,719 and 514,981 shares of
      beneficial interest issued and outstanding)...........  $     14.84
    Maximum sales charge (4.75%* of offering price).........          .74
                                                              -----------
    Maximum offering price to public........................  $     15.58
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $9,031,918 and 609,192 shares of
      beneficial interest issued and outstanding)...........  $     14.83
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $711,932 and 48,008 shares of beneficial
      interest issued and outstanding)......................  $     14.83
                                                              ===========

 *On sales of $100,000 or more, the sales charge will be reduced.






                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 934,883
                                                              ---------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $17,494, $86,336 and $6,949, respectively)
  (Note 5)..................................................    110,779
Investment Advisory Fee (Note 2)............................     97,956
Custody.....................................................     52,117
Printing....................................................     29,280
Amortization of Organizational Expenses (Note 1)............     24,054
Audit.......................................................     20,130
Shareholder Services (Note 2)...............................     15,563
Legal (Note 2)..............................................     11,940
Trustees Fees and Expenses (Note 2).........................      6,416
Other.......................................................     13,557
                                                              ---------
    Total Expenses..........................................    381,792
    Less Fees Waived and Expenses Reimbursed ($97,956 and
      $152,228, respectively)...............................    250,184
                                                              ---------
    Net Expenses............................................    131,608
                                                              ---------
NET INVESTMENT INCOME.......................................  $ 803,275
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments............................  $   5,297
                                                              ---------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    982,282
  End of the Period:
    Investments.............................................    827,120
                                                              ---------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (155,162)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(149,865)
                                                              =========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 653,410
                                                              =========



                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                      Year Ended          Year Ended
                                                   December 31, 1996   December 31, 1995
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $   803,275         $   600,707
Net Realized Gain/Loss on Securities..............          5,297            (171,585)
Net Unrealized Appreciation/Depreciation on
  Securities During the Period....................       (155,162)          1,207,816
                                                      -----------         -----------
Change in Net Assets from Operations..............        653,410           1,636,938
                                                      -----------         -----------
Distributions from Net Investment Income..........       (792,292)           (601,952)
Distributions in Excess of Net Investment Income
  (Note 1)........................................            -0-              (4,253)
                                                      -----------         -----------
Distributions from and in Excess of Net Investment
  Income*.........................................       (792,292)           (606,205)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       (138,882)          1,030,733
                                                      -----------         -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.........................      4,761,510           5,834,549
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................        379,068             296,757
Cost of Shares Repurchased........................     (2,142,401)         (2,307,583)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      2,998,177           3,823,723
                                                      -----------         -----------
TOTAL INCREASE IN NET ASSETS......................      2,859,295           4,854,456
NET ASSETS:
Beginning of the Period...........................     14,526,274           9,671,818
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $6,730
  and $(4,253), respectively).....................    $17,385,569         $14,526,274
                                                      ===========         ===========

                                    Year Ended          Year Ended
    *Distributions by Class      December 31, 1996   December 31, 1995
----------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares................     $(368,826)          $(244,934)
  Class B Shares................      (392,001)           (345,970)
  Class C Shares................       (31,465)            (15,301)
                                     ---------           ---------
                                     $(792,292)          $(606,205)
                                     =========           =========



                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    July 29, 1994
                                                                                    (Commencement
                                                                                    of Investment
                                               Year Ended          Year Ended      Operations) to
Class A Shares                          December 31, 1996   December 31, 1995   December 31, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...............................           $15.000             $13.754             $14.300
                                                   ------              ------              ------
  Net Investment Income................              .786                .792                .295
  Net Realized and Unrealized Gain/Loss
    on Securities......................             (.173)              1.253               (.551)
                                                   ------              ------              ------
Total from Investment Operations.......              .613               2.045               (.256)
Less Distributions from and in Excess
  of Net Investment Income (Note 1)....              .774                .799                .290
                                                   ------              ------              ------
Net Asset Value, End of the Period.....           $14.839             $15.000             $13.754
                                                   ------              ------              ------
Total Return* (a)......................             4.28%              15.26%              (1.81%)**
Net Assets at End of the Period (In
  millions)............................              $7.6                $5.8                $3.0
Ratio of Expenses to Average Net
  Assets*..............................              .38%                .27%                .17%
Ratio of Net Investment Income to
  Average Net Assets*..................             5.35%               5.43%               5.16%
Portfolio Turnover.....................               11%                 31%                 11%**
*If certain expenses had not been
  assumed by VKAC, Total Return would
  have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets...............................             1.91%               2.53%               3.17%
Ratio of Net Investment Income to
  Average Net Assets...................             3.82%               3.17%               2.17%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                July 29, 1994
                                                                                (Commencement
                                                                                of Investment
                                       Year Ended           Year Ended         Operations) to
          Class B Shares            December 31, 1996    December 31, 1995    December 31, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................            $14.991              $13.738              $14.300
                                               ------               ------               ------
  Net Investment Income...........               .675                 .685                 .253
  Net Realized and Unrealized
    Gain/Loss on Securities.......              (.174)               1.260                (.563)
                                               ------               ------               ------
Total from Investment
  Operations......................               .501                1.945                (.310)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)........................               .666                 .692                 .252
                                               ------               ------               ------
Net Asset Value, End of the
  Period..........................            $14.826              $14.991              $13.738
                                               ======               ======               ======
Total Return* (a).................              3.52%               14.43%               (2.16%)**
Net Assets at End of the Period
  (In millions)...................               $9.0                 $8.2                 $6.5
Ratio of Expenses to Average Net
  Assets*.........................              1.13%                1.01%                 .93%
Ratio of Net Investment Income to
  Average Net Assets*.............              4.60%                4.73%                4.38%
Portfolio Turnover................                11%                  31%                11%**
*If certain expenses had not been
  assumed by VKAC, Total Return
  would have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets..........................              2.66%                3.23%                3.89%
Ratio of Net Investment Income to
  Average Net Assets..............              3.07%                2.51%                1.41%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                        Year Ended          Year Ended        Operations) to
           Class C Shares            December 31, 1996   December 31, 1995   December 31, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................           $15.000             $13.753             $14.300
                                                ------              ------              ------
  Net Investment Income.............              .673                .706                .240
  Net Realized and Unrealized
    Gain/Loss on Securities.........             (.178)              1.233               (.535)
                                                ------              ------              ------
Total from Investment Operations....              .495               1.939               (.295)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................              .666                .692                .252
                                                ------              ------              ------
Net Asset Value, End of the
  Period............................           $14.829             $15.000             $13.753
                                                ======              ======              ======
Total Return* (a)...................             3.45%              14.42%              (2.09%)**
Net Assets at End of the Period (In
  millions).........................               $.7                 $.5                 $.2
Ratio of Expenses to Average Net
  Assets*...........................             1.13%               1.00%                .91%
Ratio of Net Investment Income to
  Average Net Assets*...............             4.58%               4.73%               4.39%
Portfolio Turnover..................               11%                 31%                 11%**
*If certain expenses had not been
 assumed by VKAC, Total Return would
 have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets............................             2.66%               3.23%               3.85%
Ratio of Net Investment Income to
  Average Net Assets................             3.05%               2.50%               1.46%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of December 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                               December 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $245,890 which will expire on December 31, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    For the year ended December 31, 1996, 100% of the income distributions made by the Fund were exempt from federal income taxes.

                               December 31, 1996
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $7,300 representing VKAC's cost of providing cash management and legal services to the Fund. All of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $5,800, representing ACCESS's cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,411,377, $8,695,663 and $698,488 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   150,230    $ 2,207,610
  Class B.......................................   151,165      2,223,721
  Class C.......................................    22,132        330,179
                                                  ---------   ------------
Total Sales.....................................   323,527    $ 4,761,510
                                                  =========   ============
Dividend Reinvestment:
  Class A.......................................    11,166    $   163,918
  Class B.......................................    12,797        187,745
  Class C.......................................     1,867         27,405
                                                  ---------   ------------
Total Dividend Reinvestment.....................    25,830    $   379,068
                                                  =========   ============
Repurchases:
  Class A.......................................   (35,980)   $  (526,087)
  Class B.......................................  (102,981)    (1,513,345)
  Class C.......................................    (6,957)      (102,969)
                                                  ---------   ------------
Total Repurchases...............................  (145,918)   $(2,142,401)
                                                  =========   ============

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $5,565,936, $7,797,542 and $443,873 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                   SHARES             VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     207,068       $ 2,985,783
  Class B....................................     184,393         2,661,480
  Class C....................................      12,868           187,286
                                                 ---------      ------------
Total Sales..................................     404,329       $ 5,834,549
                                                 =========      ============
Dividend Reinvestment:
  Class A....................................       8,428       $   122,246
  Class B....................................      11,009           159,264
  Class C....................................       1,049            15,247
                                                 ---------      ------------
Total Dividend Reinvestment..................      20,486       $   296,757
                                                 =========      ============
Repurchases:
  Class A....................................     (41,615)      $  (605,336)
  Class B....................................    (117,446)       (1,691,133)
  Class C....................................        (755)          (11,114)
                                                 ---------      ------------
Total Repurchases............................    (159,816)      $(2,307,583)
                                                 =========      ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
YEAR OF REDEMPTION                                  CLASS B        CLASS C
--------------------------------------------------------------------------
First............................................    4.00%           1.00%
Second...........................................    3.75%            None
Third............................................    3.50%            None
Fourth...........................................    2.50%            None
Fifth............................................    1.50%            None
Sixth............................................    1.00%            None
Seventh and Thereafter...........................     None            None

                               December 31, 1996
--------------------------------------------------------------------------------

     For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $6,800 and CDSC on redeemed shares of approximately $26,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $4,619,339 and $1,789,041, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $59,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital New Jersey Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New Jersey Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 7, 1997

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS
DENNIS J. MCDONNELL*
  President
RONALD A. NYBERG*
  Vice President and Secretary
EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer
CURTIS W. MORELL*
  Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
  Treasurer
TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 732,926 shares voted for the proposal, 44,999 shares voted against and 36,437 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 555,801 shares voted for the proposal, 48,782 shares voted against and 47,905 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 758,225 shares voted for the proposal, 14,759 shares voted against and 41,378 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 24

NYTF ANR 2/97

                             LETTER TO SHAREHOLDERS



January 31, 1997

Dear Shareholder,
    We are pleased to report that the
Van Kampen American Capital New York
Tax Free Income Fund has continued to
generate positive investment
performance. As noted in earlier
reports, VK/AC Holding Inc., the
parent company of Van Kampen American                  [PHOTO]
Capital, Inc., was acquired by Morgan
Stanley Group Inc., a world leader in
asset management and investment          DENNIS J. MCDONNELL AND DON G. POWELL
banking. The transaction was completed
in October, and we are excited about the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.

ECONOMIC REVIEW
    The U.S. economy experienced moderate growth and low inflation during the reporting period. At the beginning of 1996, economists were concerned that the slower economic pace of late 1995 might continue, possibly leading to a recession by year end. That assumption soon came into question, however, when non-farm payrolls increased by a stunning 705,000 in February, the biggest one-month jump in 13 years. Then, a larger-than-expected 4.7 percent rate in real GDP (the nation's gross domestic product, adjusted for inflation) during the second quarter confirmed that the economy was back in a strong-growth mode. By summer, the earlier talk of recession and rate cuts had changed to concerns about economic overheating and the possibility of interest rate hikes.
    Despite mounting evidence of inflation, the Federal Reserve held to a stable monetary policy, believing the supply-and-demand imbalances in the commodity markets were temporary and that burdensome consumer debt load would eventually slow the economy without the need for higher interest rates. Events during the second half of 1996 proved the wisdom of Federal Reserve policy; real GDP growth moderated to 2.0 percent in the third quarter while commodity prices receded. For the year, core producer prices rose by 0.6 percent, the second-lowest annual increase on record. Including the volatile food and energy sectors, however, prices at the retail level rose by 3.3 percent.

MARKET REVIEW
    Shifting expectations and modest returns characterized the fixed-income markets in 1996. The year began with long-term interest rates near their lowest level since the 1960s, reflecting the view that the American economy was weakening and that a series of rate cuts by the Fed would be forthcoming. But the Fed's quarter-percentage point reduction in the federal funds rate on January 31 would be the only monetary easing during 1996, and long-term rates soon began rising amid signs of a tightening labor

                                                           Continued on page two
market and stronger-than-expected economic growth. Fears that the Fed would reverse course and raise short-term rates became widespread after the economy experienced strong growth in the second quarter. By July, the yield on the Treasury's benchmark 30-year bond had reached 7.2 percent, up from 5.95 percent at the beginning of the year.
    The last half of 1996 was spent recovering about half of the ground lost over the first six months. Economic growth moderated, commodity prices declined, and inflation remained tame. As the Fed held short-term rates steady, long-term Treasury yields gradually fell back to 6.64 percent by year end.
    Compared to 1995, when most sectors of the fixed-income market generated double-digit gains, 1996 was a year of generally lackluster performance. Tax-exempt bonds outperformed most sectors of the taxable market, with the Lehman Brothers Municipal Bond Index returning 4.43 percent for the 12-month period ended December 31, 1996, versus 1.56 percent for long-term AA-rated corporate bonds and a 0.81 percent loss for long-term Treasuries. Within the various industry sectors, hospitals and transportation were the top performers, returning 5.56 percent and 5.05 percent, respectively. The tax-exempt market was aided by the economic recovery in California (California is the largest issuer of tax-exempt securities, accounting for approximately 14 percent of national volume), and the failure of major tax reform to gain widespread political support.

MARKET OUTLOOK
    We expect interest rates during 1997 to repeat last years moderate up and down pattern. Stronger-than-expected U.S. economic growth and faint rumblings of inflationary pressures over the first half of the year could prompt a series of modest credit tightenings by the Fed, but we anticipate that by the fourth quarter the economy will moderate enough to discourage any lingering concerns about inflation and allow interest rates to decline across the maturity spectrum.
    One of the political issues that worried tax-exempt investors in recent years has been put to rest. Proposals for a flat tax or the removal of the federal tax exemption from municipal-bond interest is postponed for the foreseeable future. We also anticipate that the trend toward increased use of insurance in the municipal market should continue. The possibility that revenue districts plagued by disastrous weather, or cities such as Miami, Florida, which are experiencing financial difficulties, could default, underscores the importance of professional portfolio management and diversification in the tax-exempt market.
    While domestic economic fundamentals may keep fixed-income prices relatively stable, the risks of external shocks to the market is growing. We cannot look at the U.S. economy in isolation. If global economies catch fire in 1997 and impact the U.S. government market, this impact could very well have an effect on tax-exempt rates.

                                                         Continued on page three

    Additional details about your Fund, including a question and answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

                                           A SHARES   B SHARES   C SHARES
TOTAL RETURNS
One-year total return based on NAV(1)....     5.14%      4.37%      4.44%
One-year total return(2).................      .14%       .39%      3.44%
Life-of-Fund average annual total
return(2)................................     5.57%      5.60%      6.92%
Commencement date........................  07/29/94   07/29/94   07/29/94

DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     5.07%      4.60%      4.60%
Taxable equivalent distribution
rate(4)..................................     8.54%      7.74%      7.74%
SEC Yield(5).............................     5.18%      4.67%      4.67%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.6% which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1996. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.63%, 3.12%, and 3.12% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS

           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                 AS OF DECEMBER 31, 1996
     AAA...................  43.8%
     AA....................   9.3%
     A.....................   7.0%         [Pie Chart]
     BBB...................  25.1%
     Non-Rated.............  14.8%


                 AS OF JUNE 30, 1996(1)
     AAA...................  47.1%
     AA....................   5.2%
     A.....................   7.0%         [Pie Chart]
     BBB...................  24.2%
     Non-Rated.............  16.5%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1996                AS OF DECEMBER 31, 1996
General Purpose .......  15.3%       Health Care ..........  22.8%
Health Care ...........  15.2%       General Purpose ......  21.6%
Industrial Revenue ....  13.8%       Industrial Revenue ...  14.1%
Public Education ......  12.5%       Public Building ......  10.5%
Housing ...............  10.1%       Higher Education .....   8.3%

 DURATION

          As of December 31, 1996(1)         As of June 30, 1996(1)
Duration          8.30 years                       8.43 years

(1)Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

         GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
         Van Kampen American Capital New York Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 29, 1994 through December 31, 1996)


DATE                      VKAC             Lehman Brothers
Jul 1994                 9575              10000
Dec 1994                 9248               9745.5
Jun 1995                10046              10686.5
Dec 1995                10850              11447.3
Jun 1996                10735              11395.9
Dec 1996                11408              11955




-------------------------------------
Fund's Total Return
1 Year Avg. Annual      =       0.14%
Inception Avg. Annual   =       5.57%
-------------------------------------



                         [INVESTMENT PERFORMANCE CHART]

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital New York Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed income. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1996.

   Q  WHAT ECONOMIC FACTORS INFLUENCED THE FUND'S PERFORMANCE IN 1996?

   A 1996 ushered in a favorable environment for the bond market. However, bond prices fell early in the year due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates. Bond prices fell even further when inflationary fears were reignited after second-quarter GDP growth (real gross domestic product, adjusted for inflation) increased to 4.7 percent. When the Fed ultimately decided to take no action, bond prices began to rally in May and continued through the end of the year.
    During 1996, municipal bonds outperformed the U.S. Treasury market. While prices in both markets ended 1996 slightly lower than year end 1995, municipal securities dropped less in price than comparable U.S. Treasury securities. At year end, insured municipal bond yields averaged 90 percent of Treasuries. Municipal bonds continue to represent good value in this range on an after-tax basis.

   Q WERE THERE ANY OTHER KEY FACTORS BESIDES THE ECONOMY THAT HAD SOME EFFECT ON THIS FUND OVER THE REPORTING PERIOD?

   A Election-year politics played a major role. In the first quarter, the biggest issue facing the municipal bond market was Steve Forbes' presidential campaign and his platform of a flat federal income tax, which would have eliminated the tax-preferred advantage of municipal bonds. By late spring, the flat tax proposal was losing steam, and tax-exempt prices joined the early stages of a fairly strong rally.
    The results of the presidential election were positive for the municipal market. Major tax reform seems unlikely under the Clinton administration. Additionally, any negative changes in federal legislation for infrastructure programs are expected to be minor.
    Another 1996 trend that had an impact on the Fund was the rising number of issues that came to the market insured. Insured issuance has steadily grown from 1989's level of 25 percent to nearly 50 percent of total volume in 1996. This was due, in part, to an increasing appetite for safety from investors concerned about municipalities having current financial difficulties. Also, drastic cuts in insurance costs over recent years have made yields on insured offerings much more attractive when compared to lower-rated securities.

   Q  HOW DID YOU POSITION THE FUND IN LIGHT OF THESE CONDITIONS?

   A The Fund's objective is to seek to provide a high level of current income exempt from federal and New York State and New York City income taxes, consistent with the preservation of capital. To achieve this goal, we used the following strategies.
    Approximately 44 percent of assets were AAA-rated, the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. These bonds have typically involved little credit risk, are highly liquid, and typically respond quickly to interest rate changes. Approximately 40 percent of assets are BBB-rated or non-rated. A combination of high quality and lower-rated holdings has helped balance the portfolio's relative volatility to interest rate movements. While high quality holdings may add a stabilizing component and total return opportunities, lower-rated and non-rated bonds provide income potential and have tended to exhibit lower price volatility as interest rates change. We rely on our credit research staff to identify relative value and specific securities that meet our internal credit standards.
    New York is the second largest issuer of municipal securities, providing the Fund with a broad range of investment opportunities. Given the diverse economy of the state, we focused on the general purpose, health care, industrial revenue and higher education sectors, as these sectors offer some of the more attractive yields in the tax exempt markets. Health care, which is beginning to reap the rewards of managed care and consolidations, was the best performing sector last year.
    We seek to manage the relative volatility of the Fund by adjusting the duration of the portfolio when necessary. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. At year end, the duration of the Fund stood at 8.30 years, as compared to the Lehman Brothers New York Municipal Bond Index duration of 8.62 years.
    We also found value in the intermediate range of the yield curve in 1996. Because we did not feel that long-term securities offered enough yield advantage to justify the higher levels of volatility, we concentrated on municipal bonds that mature in 10 to 20 years, with a special emphasis on the 15- to 18-year range. The yield on securities in this maturity range was almost 90 percent of long-term yields, with about two-thirds of the volatility.

   Q  HOW DID THE FUND PERFORM IN 1996?

   A For the 12-month period ended December 31, 1996, the Fund achieved a total return of 5.14 percent(1) (Class A shares at net asset value), which put it in the top half of the New York Municipal Debt category as tracked by
Lipper Analytical Services.
    The Fund also continued to meet its goal of providing a competitive level of tax-exempt current income in 1996. Its distribution rate, based on Class A shares, was 5.07 percent(3) as of December 31, 1996, based on a monthly dividend of $.0665 per

Class A share and a maximum public offering price of $15.74 per share. For investors in the 40.6 percent combined state and federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.54 percent(4).

   Q WHAT IS YOUR OUTLOOK FOR THE FUND AND THE NEW YORK MUNICIPAL BOND MARKET IN THE UPCOMING MONTHS?

   A New York's improved economic picture is largely tied to the continued strong securities market, and is somewhat susceptible to rising interest rates or changing prospects for equities. Municipal bond supply-and-demand within the state should be consistent with 1996 levels.
    Nationwide, the economy continued its moderate growth in late 1996, and most forecasters expect this trend to continue through the first several months of 1997. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, taking a slightly defensive posture with the Fund as we enter the new year by keeping its duration at a neutral or slightly shorter level to brace for any increases in interest rates. We may also begin to look for bonds with shorter maturities if economic growth is especially strong and inflation becomes a factor.
    The bond market should find continued support from the results of the November national elections. The combination of a Democratic president and a Republican Congress should help restrain potential spending increases and tax cuts, and therefore keep the budget deficit under control. This split government should also help minimize major tax reform changes, which would likely affect investment markets, including municipal bonds. The stock market could also influence the performance of bonds this year. If stocks suffer a protracted setback, the demand for bonds, including municipal securities, could increase, having a positive effect on the fixed-income market.

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]
Dennis Pietrzak
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK MUNICIPAL BONDS  98.9%
 $815    Battery Park City Auth NY Rev (MBIA Insd).......   5.250%   11/01/17  $   777,706
  400    Battery Park City Auth NY Rev Sr Ser A Rfdg.....   5.000    11/01/13      372,580
  200    Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA
         Insd)...........................................   5.250    04/01/15      192,154
  500    Buffalo, NY Swr Auth Rev Swr Sys Ser G Rfdg
         (FGIC Insd).....................................   5.000    07/01/12      475,900
  750    Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt............................................   7.650    01/01/12      767,437
  500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg....................   7.500    03/01/26      521,440
  500    New York City Indl Dev Agy Civic Fac Rev........   7.500    08/01/26      508,305
  500    New York City Indl Dev Agy Rev Visy Paper Inc
         Proj............................................   7.950    01/01/28      533,295
  375    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj.............................   5.700    01/01/04      383,239
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev Ser A Rfdg..................................   5.625    06/15/19      491,230
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev Ser B (AMBAC Insd)..........................   5.375    06/15/19      478,630
  490    New York City Ser C.............................   7.250    08/15/24      527,534
   10    New York City Ser C (Prerefunded @ 08/15/01)....   7.250    08/15/24       11,160
  500    New York City Ser H (Cap Guar Insd).............   7.000    02/01/21      552,935
  300    New York St Dorm Auth Rev City Univ Ser F.......   5.000    07/01/14      267,024
  600    New York St Dorm Auth Rev City Univ Sys 3rd Genl
         Res 2 Rfdg......................................   6.000    07/01/05      625,530
  350    New York St Dorm Auth Rev Cons City Univ Sys
         Ser A ..........................................   5.625    07/01/16      343,102
  500    New York St Dorm Auth Rev Court Fac Lease
         Ser A ..........................................   5.700    05/15/22      477,100
  500    New York St Dorm Auth Rev St Univ Edl Fac.......   5.750    05/15/10      499,960
  500    New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA Insd)....   7.500    01/01/26      543,175
  300    New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent Proj...   6.000    04/01/00      310,140
  500    New York St Environmental Fac Corp Pollutn Ctl
         Rev St Wtr Revolving Fund Ser D.................   6.850    11/15/11      567,205
  500    New York St Hsg Fin Agy Rev Insd Multi-Family
         Mtg Ser B (AMBAC Insd)..........................   6.250    08/15/14      518,985
  595    New York St Med Care Fac Fin Agy Rev North Shore
         Univ Glen Cove Ser A (MBIA Insd)................   5.125    11/01/12      573,639
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)..............................   6.200    08/15/05      549,845
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)..............................   6.600    02/15/11      550,520
  300    New York St Med Care Fac Fin Agy Rev
         Presbyterian Hosp Mtg Ser A Rfdg (FHA Gtd)......   5.250    08/15/14      289,779

                                               See Notes to Financial Statements

                              December 31, 1996
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK MUNICIPAL BONDS (CONTINUED)
 $500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B...   6.650%   10/01/25  $   522,330
  750    New York St Mtg Agy Rev Homeowner Mtg Ser 58....   6.400    04/01/27      773,542
  290    New York St Thruway Auth Svc Contract Rev Loc
         Hwy & Brdg......................................   5.750    04/01/09      290,925
  370    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg........................................   5.625    01/01/07      372,009
  300    New York St Urban Dev Corp Rev Correctional Fac
         Rfdg............................................   5.750    01/01/13      292,806
  500    Niagara Falls, NY Brdg Comm Toll Rev Ser B Rfdg
         (FGIC Insd).....................................   5.250    10/01/21      471,250
  420    Niagara Falls, NY Pub Impt (MBIA Insd)..........   6.900    03/01/20      473,836
  500    Oneida Cnty, NY Pub Impt........................   5.850    03/15/12      502,270
  300    Port Auth NY & NJ Spl Oblig.....................   7.000    10/01/07      321,978
  625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd)....................................   5.550    12/15/16      623,112
  400    Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         A Rfdg..........................................   5.000    01/01/12      379,948
  250    Upper Mohawk Vly Reg Wtr Fin NY Ser A (FSA
         Insd)...........................................   5.125    10/01/16      239,205
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $17,005,002) (a).....................................................   17,972,760
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%..................................      208,846
                                                                               -----------
NET ASSETS  100.0%...........................................................  $18,181,606
                                                                               ===========

(a) At December 31, 1996, for federal income tax purposes cost is $17,005,002; the aggregate gross unrealized appreciation is $967,758 and the aggregate gross unrealized depreciation is $-0-, resulting in net unrealized appreciation of $967,758.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $17,005,002)
  (Note 1)..................................................  $17,972,760
Receivables:
  Investments Sold..........................................    4,263,471
  Interest..................................................      348,719
  Fund Shares Sold..........................................       58,768
Unamortized Organizational Expenses (Note 1)................       61,706
                                                              -----------
      Total Assets..........................................   22,705,424
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    4,219,933
  Custodian Bank............................................      138,625
  Distributor and Affiliates (Notes 2 and 5)................       37,503
  Income Distributions......................................       36,211
  Fund Shares Repurchased...................................       34,927
Accrued Expenses............................................       45,703
Deferred Compensation and Retirement Plans (Note 2).........       10,916
                                                              -----------
      Total Liabilities.....................................    4,523,818
                                                              -----------
NET ASSETS..................................................  $18,181,606
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $17,333,745
Net Unrealized Appreciation on Investments..................      967,758
Accumulated Undistributed Net Investment Income.............       10,427
Accumulated Net Realized Loss on Investments................     (130,324)
                                                              -----------
NET ASSETS..................................................  $18,181,606
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $7,700,094 and 513,625 shares of
      beneficial interest issued and outstanding)...........  $     14.99
    Maximum sales charge (4.75%* of offering price).........          .75
                                                              -----------
    Maximum offering price to public........................  $     15.74
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $10,128,587 and 675,612 shares of
      beneficial interest issued and outstanding)...........  $     14.99
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $352,925 and 23,541 shares of beneficial
      interest issued and outstanding)......................  $     14.99
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................      $  993,413
                                                                  ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $16,329, $100,433 and $3,736, respectively)
  (Note 5)..................................................         120,498
Investment Advisory Fee (Note 2)............................         101,692
Custodian...................................................          48,690
Printing....................................................          33,340
Amortization of Organizational Expenses (Note 1)............          24,054
Audit.......................................................          20,130
Shareholder Services (Note 2)...............................          14,636
Legal (Note 2)..............................................           6,935
Trustees Fees and Expenses (Note 2).........................           6,416
Other.......................................................          13,432
                                                                  ----------
    Total Expenses..........................................         389,823
    Less Fees Waived and Expenses Reimbursed ($101,692 and
      $156,322, respectively)...............................         258,014
                                                                  ----------
    Net Expenses............................................         131,809
                                                                  ----------
NET INVESTMENT INCOME.......................................      $  861,604
                                                                  ==========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................      $  178,372
                                                                  ----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................       1,152,943
  End of the Period.........................................         967,758
                                                                  ----------
Net Unrealized Depreciation on Investments During the
  Period....................................................        (185,185)
                                                                  ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............      $   (6,813)
                                                                  ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................      $  854,791
                                                                  ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1996   December 31, 1995
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................        $  861,604          $  691,227
Net Realized Gain/Loss on Investments................           178,372            (150,409)
Net Unrealized Appreciation/Depreciation on
  Investments During the Period......................          (185,185)          1,493,429
                                                             ----------          ----------
Change in Net Assets from Operations.................           854,791           2,034,247
                                                             ----------          ----------
Distributions from Net Investment Income.............          (843,389)           (691,442)
Distributions in Excess of Net Investment Income
  (Note 1)...........................................               -0-              (7,788)
                                                             ----------          ----------
Distributions from and in Excess of Net Investment
  Income*............................................          (843,389)           (699,230)
                                                             ----------          ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            11,402           1,335,017
                                                             ----------          ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold............................         5,845,364           4,830,393
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           429,768             353,229
Cost of Shares Repurchased...........................        (3,618,542)         (2,209,451)
                                                             ----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         2,656,590           2,974,171
                                                             ----------          ----------
TOTAL INCREASE IN NET ASSETS.........................         2,667,992           4,309,188
NET ASSETS:
Beginning of the Period..............................        15,513,614          11,204,426
                                                             ----------          ----------
End of the Period (Including accumulated
  undistributed net investment income of $10,427 and
  $(7,788), respectively)............................       $18,181,606         $15,513,614
                                                            ===========         ===========

                                        Year Ended          Year Ended
*Distributions by Class              December 31, 1996   December 31, 1995
--------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares....................         $(354,322)          $(226,467)
  Class B Shares....................          (471,468)           (459,895)
  Class C Shares....................           (17,599)            (12,868)
                                             ---------           ---------
                                             $(843,389)          $(699,230)
                                             =========           =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                        Year Ended          Year Ended        Operations) to
           Class A Shares            December 31, 1996   December 31, 1995   December 31, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................           $15.048             $13.579             $14.300
                                               -------             -------             -------
  Net Investment Income.............              .816                .821                .302
  Net Realized and Unrealized
    Gain/Loss on Investments........             (.074)              1.476               (.722)
                                               -------             -------             -------
Total from Investment Operations....              .742               2.297               (.420)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................              .798                .828                .301
                                               -------             -------             -------
Net Asset Value, End of the
  Period............................           $14.992             $15.048             $13.579
                                               =======             =======             =======
Total Return*(a)....................             5.14%              17.33%              (2.93%)**
Net Assets at End of the Period (In
  millions).........................           $   7.7             $   5.4             $   2.9
Ratio of Expenses to Average Net
  Assets*...........................              .31%                .21%                .26%
Ratio of Net Investment Income to
  Average Net Assets*...............             5.56%               5.63%               5.27%
Portfolio Turnover..................              126%                 51%                 68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................             1.82%               2.10%               2.73%
Ratio of Net Investment Income to
  Average Net Assets................             4.04%               3.74%               2.81%
**Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               July 29, 1994
                                                                               (Commencement
                                                                               of Investment
                                        Year Ended          Year Ended        Operations) to
           Class B Shares            December 31, 1996   December 31, 1995   December 31, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................           $15.046             $13.578             $14.300
                                               -------             -------             -------
  Net Investment Income.............              .704                .713                .263
  Net Realized and Unrealized
    Gain/Loss on Investments........             (.068)              1.476               (.722)
                                               -------             -------             -------
Total from Investment Operations....              .636               2.189               (.459)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................              .690                .721                .263
                                               -------             -------             -------
Net Asset Value, End of the
  Period............................           $14.992             $15.046             $13.578
                                               =======             =======             =======
Total Return*(a)....................             4.37%              16.47%              (3.20%)**
Net Assets at End of the Period (In
  millions).........................           $  10.1             $   9.7             $   8.1
Ratio of Expenses to Average Net
  Assets*...........................             1.07%                .93%                .96%
Ratio of Net Investment Income to
  Average Net Assets*...............             4.79%               4.93%               4.58%
Portfolio Turnover..................              126%                 51%                 68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................             2.60%               2.82%               3.42%
Ratio of Net Investment Income to
  Average Net Assets................             3.26%               3.04%               2.12%
**Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                 July 29, 1994
                                                                                 (Commencement
                                                                                 of Investment
                                            Year Ended          Year Ended      Operations) to
Class C Shares                       December 31, 1996   December 31, 1995   December 31, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................           $15.041             $13.579             $14.300
                                               -------             -------             -------
  Net Investment Income.............              .701                .711                .267
  Net Realized and Unrealized
    Gain/Loss on Investments........             (.060)              1.472               (.725)
                                               -------             -------             -------
Total from Investment Operations....              .641               2.183               (.458)
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)..........................              .690                .721                .263
                                               -------             -------             -------
Net Asset Value, End of the
  Period............................           $14.992             $15.041             $13.579
                                               =======             =======             =======
Total Return*(a)....................             4.44%              16.39%              (3.20%)**
Net Assets at End of the Period (In
  millions).........................           $    .4             $    .4             $    .2
Ratio of Expenses to Average Net
  Assets*...........................             1.08%                .98%                .96%
Ratio of Net Investment Income to
  Average Net Assets*...............             4.78%               4.81%               4.58%
Portfolio Turnover..................              126%                 51%                 68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................             2.61%               2.86%               3.42%
Ratio of Net Investment Income to
  Average Net Assets................             3.25%               2.93%               2.12%
**Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1996, there were no when issued or delayed delivery purchase commitments.
C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security.

                               December 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $130,324, which will expire on December 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    For the year ended December 31, 1996, 100.0% of the income distributions made by the Fund were exempt from federal income taxes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                    AVERAGE NET ASSETS                     % PER ANNUM
----------------------------------------------------------------------
First $500 million........................................  .600 of 1%
Over $500 million.........................................  .500 of 1%

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $10,000 representing VKAC's cost of providing cash management and legal services to the Fund. All of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At December 31, 1996, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,390,967, $9,602,474 and $340,304 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................     221,959    $ 3,267,016
  Class B......................................     167,902      2,467,305
  Class C......................................       7,482        111,043
                                                   --------    -----------
Total Sales....................................     397,343    $ 5,845,364
                                                   ========    ===========
Dividend Reinvestment:
  Class A......................................      14,548    $   214,270
  Class B......................................      13,908        204,781
  Class C......................................         727         10,717
                                                   --------    -----------
Total Dividend Reinvestment....................      29,183    $   429,768
                                                   ========    ===========
Repurchases:
  Class A......................................     (78,724)   $(1,167,300)
  Class B......................................    (154,018)    (2,273,282)
  Class C......................................     (12,034)      (177,960)
                                                   --------    -----------
Total Repurchases..............................    (244,776)   $(3,618,542)
                                                   ========    ===========

                               December 31, 1996
--------------------------------------------------------------------------------

    At December 31, 1995, capital aggregated $5,076,981, $9,203,670, and $396,504 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................     178,498    $ 2,590,867
  Class B......................................     139,452      2,015,988
  Class C......................................      15,339        223,538
                                                   --------    -----------
Total Sales....................................     333,289    $ 4,830,393
                                                   ========    ===========
Dividend Reinvestment:
  Class A......................................       9,002    $   130,867
  Class B......................................      14,956        216,684
  Class C......................................         389          5,678
                                                   --------    -----------
Total Dividend Reinvestment....................      24,347    $   353,229
                                                   ========    ===========
Repurchases:
  Class A......................................     (46,443)   $  (668,258)
  Class B......................................    (104,963)    (1,535,985)
  Class C......................................        (352)        (5,208)
                                                   --------    -----------
Total Repurchases..............................    (151,758)   $(2,209,451)
                                                   ========    ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                               December 31, 1996
--------------------------------------------------------------------------------

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
                YEAR OF REDEMPTION                   CLASS B         CLASS C
----------------------------------------------------------------------------
First.............................................     4.00%           1.00%
Second............................................     3.75%            None
Third.............................................     3.50%            None
Fourth............................................     2.50%            None
Fifth.............................................     1.50%            None
Sixth.............................................     1.00%            None
Seventh and Thereafter............................      .00%            None

    For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $10,800 and CDSC on redeemed shares of approximately $40,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,582,103 and $20,783,427.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $75,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New York Tax Free Income Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 7, 1997

           VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.
                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 774,415 shares voted for the proposal, 7,919 shares voted against and 84,928 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to investment in other investment companies, 586,378 shares voted for the proposal, 15,595 shares voted against and 84,378 shares abstained. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 787,081 shares voted for the proposal, 2,089 shares voted against and 78,091 shares abstained.